As filed with the Securities and Exchange Commission on April 22, 2020

Registration File No. 811-04234
  333-56969

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS	☐
REGISTERED ON FORM N-8B-2	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 31	☒

Equitable America Variable Account L

(Exact Name of Trust)

Equitable Financial Life Insurance Company of America

(Name of Depositor)

525 Washington Blvd.
Jersey City, NJ 07310

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 212-554-1234

SHANE DALY

Vice President and Associate General Counsel

Equitable Financial Life Insurance Company of America

525 Washington Blvd.
Jersey City, NJ 07310

(Name and Address of Agent for Service)

Please Send Copies of all Communications to:

DODIE C. KENT, ESQ.
Eversheds Sutherland (US) LLP
1114 Avenue of the Americas
New York, New York 10036-7703

Approximate date of Proposed Public Offering: It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Units of Interest in Separate Account Under Flexible Premium Variable Universal Life Insurance Policies.

Equitable Financial Life Insurance Company of America

Supplement dated May 1, 2020 to the current variable life and variable annuity prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus''). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

PLEASE NOTE: The name changes, mergers and additions described below may not all be applicable to your contract or policy.

COMPANY NAME CHANGES. Subject to regulatory approval, effective on or about June 15, 2020:

Existing Names		New Name
AXA Advisors, LLC	will change its name to	Equitable Advisors, LLC
AXA Distributors, LLC	will change its name to	Equitable Distributors, LLC
AXA Equitable Funds Management Group, LLC	will change its name to	Equitable Investment Management Group, LLC
AXA Network, LLC	will change its name to	Equitable Network, LLC

Until each name change occurs, please read the prospectus using the corresponding "existing name" listed above. For some period of time after each name change occurs, you may still receive correspondence or documents using the corresponding existing name.

TRUST, UNDERLYING FUND PORTFOLIO AND VARIABLE INVESTMENT OPTION NAME CHANGES. Subject to regulatory approval and any necessary conditions precedent, effective on or about June 15, 2020:

Existing Name		New Name
AXA Premier VIP Trust	will change its name to	EQ Premier VIP Trust
All Asset Growth-Alt 20	will change its name to	EQ/All Asset Growth Allocation
EQ/Capital Guardian Research	will change its name to	EQ/Capital Group Research

Until each name change occurs, please read the prospectus using the corresponding "existing name" listed above. For some period of time after each name change occurs, you may still receive correspondence or documents using the corresponding existing name.

UNDERLYING FUND PORTFOLIO MERGERS. Subject to regulatory approval and any necessary conditions precedent, effective on or about June 8, 2020:

Acquired Fund		Acquiring Fund
EQ/UBS Growth and Income	will be merged into	EQ/Capital Guardian Research

Subject to regulatory approval and any necessary conditions precedent, effective on or about June 15, 2020:

Acquired Fund		Acquiring Fund
Charter Small Cap Growth	will be merged into	EQ/Morgan Stanley Small Cap Growth

Until each merger occurs, the variable investment option that invests in the underlying portfolio being acquired will be available for investment. Once each merger occurs, the variable investment option that invests in the underlying portfolio that was acquired will no longer be available for investment. For some period of time after each merger occurs, you may still receive correspondence or documents using the corresponding acquired fund name.

NEW VARIABLE INVESTMENT OPTIONS. Subject to regulatory approval and any necessary conditions precedent, the following variable investment options and corresponding underlying fund portfolios will be available in the corresponding products on or about June 15, 2020 (as indicated below):

Variable Investment Option & Underlying Fund Portfolio		Product(s)
EQ/Morgan Stanley Small Cap Growth	will be added to	Custom Equity Master Custom Master

This means if you own one of the products listed above you can allocate contributions or transfer account value into the corresponding variable investment options once they are available. However, this also means if you own one of the products listed above you cannot allocate contributions or transfer account value into the corresponding variable investment options before they are available, and any premature allocation instructions will not be in good order.

PROSPECTUS Dated May 1, 2020 Equitable America Variable Account L Variable Universal Life Insurance Policy	Issued by Equitable Financial Life Insurance Company of America 525 Washington Blvd. Jersey City, NJ 07310

This prospectus describes a variable universal life insurance policy issued by Equitable Financial Life Insurance Company of America ("we," "us," "our," or the "Company"), but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

Allocation of Premiums and Fund Values:

You can tell us what to do with your premium payments. You can also tell us what to do with the Fund Values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called Equitable America Variable Account L (or the "Separate Account").

If you do, you can also tell us to place your premium payments and Fund Values into any of the different subaccounts of Equitable America Variable Account L listed below. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and Fund Values into one or more subaccounts of the Separate Account, you bear the risk that the investment objectives of those subaccounts will not be met. That risk includes your not earning any money on your premium payments and Fund Values and also that your premium payments and Fund Values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and Fund Values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and Fund Values will not lose any value, less any applicable surrender charge. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and Fund Values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and Fund Values into the Separate Account, we will invest them in your choice of subaccounts of the Separate Account. Each subaccount invests in shares of one of the following portfolios (the "Portfolios"):

EQ Premier VIP Trust — Class B Shares
• EQ/Aggressive Allocation(1)(2)
• EQ/Conservative Allocation(1)(2)
• EQ/Conservative-Plus Allocation(1)(2)
• EQ/Moderate Allocation(1)(2)
• EQ/Moderate-Plus Allocation(1)(2)

Dreyfus Stock Index Fund, Inc. — Initial Shares

• BNY Mellon Stock Index

EQ Advisors Trust — Class IA Shares
• 1290 VT Socially Responsible
• EQ/Capital Group Research (formerly EQ/Capital Guardian Research)
• EQ/Core Bond Index
• EQ/Intermediate Government Bond
• EQ/Janus Enterprise
• EQ/Large Cap Value Index
• EQ/Mid Cap Value Managed Volatility
• EQ/Money Market
• EQ/Morgan Stanley Small Cap Growth

EQ Advisors Trust — Class IB Shares
• 1290 VT Equity Income
• 1290 VT GAMCO Small Company Value
• EQ/All Asset Growth Allocation (formerly All Asset Growth-Alt 20)
• EQ/Large Cap Growth Managed Volatility(2)
• EQ/Loomis Sayles Growth
• EQ/MFS International Growth
• EQ/PIMCO Ultra Short Bond
• EQ/Quality Bond PLUS
• EQ/T. Rowe Price Growth Stock
• EQ/UBS Growth and Income(3)

Fidelity® Variable Insurance Products (VIP) — Service Class Shares

• VIP Contrafund® Portfolio

Janus Aspen Series — Institutional Shares
• Janus Henderson Balanced Portfolio
• Janus Henderson Enterprise Portfolio
• Janus Henderson Forty Portfolio
• Janus Henderson Global Research Portfolio

PIMCO Variable Insurance Trust — Administrative Class Shares

• Global Bond Opportunities (Unhedged)

(1)  Also referred to as an "EQ/Allocation investment option" in this prospectus.

(2)  This Portfolio utilizes a volatility management strategy as part of its investment objective and/or principal investment strategy. See "The Portfolios" for information on how volatility management strategies may impact your Fund Values.

(3)  This is the surviving variable investment option of a Portfolio merger. Please see "About the Portfolios of the Trust" later in this prospectus for more information about this variable investment option which may continue to be used in certain documents for a period of time after the date of this prospectus

Beginning on January 2, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by calling 1-855-920-9713.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-920-9713. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

MLA-CEQM 05.20

Death benefit:

We will pay a death benefit if you die before you reach age 100 while the policy is in effect. That death benefit will never be less than the amount specified in the policy. It may be greater than the amount specified if the policy's Cash Value increases.

Living benefits:

You may ask for some or all of the policy's Cash Value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's Cash Value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and fees:

The policy allows us to deduct certain charges from the Fund Value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.

These are only some of the terms of the policy. Please read the prospectus carefully for more complete details of the policy.

CONTENTS OF THIS PROSPECTUS

1. Summary of the policy	4
Important policy terms	4
Purpose of the policy	4
Policy premium payments and values	5
Charges and deductions	5
Portfolio operating expenses	7
The death benefit	7
Premium features	8
Equitable America Variable Account L	8
Allocation options	8
Portfolio rebalancing	8
Transfer of Fund Value	8
Policy loans	9
Full surrender	9
Partial surrender	9
Right to Return Policy Period	9
Grace period and lapse	9
Tax treatment of increases in Fund Value	10
Tax treatment of death benefit	10
Riders	10
Contacting the Company	10
State variations	10
Replacement of existing coverage	10
Illustrations	11
2. Who is Equitable Financial Life Insurance Company of America?	11
Equitable Financial Life Insurance Company of America	11
How to reach us	11
Equitable America Variable Account L	12
3. The Portfolios	13
Purchase of portfolio shares by Equitable America Variable Account L	19
4. Detailed information about the Policy	19
Application for a policy	19
Right to examine a policy — Right to Return Policy Period	21
Premiums	21
Allocation of net premiums	23
Death benefits under the policy	23
Changes in Specified Amount	26
Changes in Additional Term Life Insurance amount	27
Guaranteed Death Benefit Riders	27
Other optional insurance benefits	28
Benefits at maturity and Maturity Extension Rider	30
Policy values	30
Determination of Fund Value	30
Calculating Fund Value	31
Calculating unit values for each subaccount	32
Transfer of Fund Value	32
Disruptive transfer activity	32
Right to exchange policy	33
Policy loans	34
Full surrender	35
Partial surrender	35
Grace period and lapse	36
5. Charges and deductions	38
Deductions from premiums	38
Daily deduction from Equitable America Variable Account L	38
Deductions from Fund Value	39
Transaction and other charges	41
Fees and expenses of the Portfolios	42
Guarantee of certain charges	42
6. Other information	42
Federal income tax considerations	42
Introduction	42
Tax status of the policy	43
Tax treatment of policy benefits	43
Our income taxes	47
Voting of Portfolio shares	47
Disregard of voting instructions	47
Report to policy owners	47
Substitution of investments and right to change operations	48
Changes to comply with law	48
Variations among policies	48
7. The Guaranteed Interest Account	49
General description	49
Death benefit	49
Policy charges	49
Transfers	50
Surrenders and policy loans	50
8. More about the policy	50
Ownership	50
Beneficiary	50
Notification and claims procedures	51
Payments	51
Payment plan/settlement provisions	51
Payment in case of suicide	52
Assignment	52
Errors on the application	52
Incontestability	52
Policy illustrations	52
Distribution of the policies	52
9. More about the company	56
Management	56
State regulation	63
Telephone/fax transactions	63
COVID-19	63
Cybersecurity	64
Legal proceedings	64
Registration Statement	64
Independent registered public accounting firm	64
Financial statements	65
Appendices
I — Death Benefit Percentage For Guideline Premium/ Cash Value Corridor Test	I-1
II — Monthly Per $ 1,000 Specified Amount Factors	II-1
III — Guaranteed Death Benefit Rider	III-1

1. Summary of the policy

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving Equitable America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully. See applicable fund prospectuses for more information about the Portfolios.

Important policy terms

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

Business Day — Our Business Day is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Business Day does not include a day on which The New York Stock Exchange is not open due to emergency conditions determined by the SEC. Premium payments will be applied and any other transaction requests will be processed on the Business Day when they are received in Good Order unless another date applies as indicated below.

•  If your premium payment, transfer or any other transaction request is received by us in Good Order on any of the following, we will process the transaction on the next Business Day:

  — on a non-Business Day; or

  — after the close of regular trading of the NYSE on a Business Day.

Cash Value — The Fund Value of the policy less any surrender charge and any Outstanding Debt.

Fund Value — The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account.

Good Order — Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the policy for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction, and must be signed by the individual authorized to make the transaction. To be in Good Order, instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite orders.

Guaranteed Interest Account — This account is part of the general account of the Company. You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "the Guaranteed Interest Account".)

Loan Account — An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's general account.

Minimum Monthly Premium — The amount the Company determines is necessary to keep the policy in effect for the first three policy years, regardless of the policy's Cash Value. In certain cases, this also applies to the first three policy years following an increase in the Specified Amount.

Outstanding Debt — The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Specified Amount — The minimum death benefit requested by the policy owner.

Purpose of the policy

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to your choice of (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

Policy premium payments and values

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of federal tax deferred acquisition cost ("DAC") provisions imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of Equitable America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of Equitable America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (See "Death benefits under the policy"), your death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

The value of amounts you allocate to Equitable America Variable Account L and to the Guaranteed Interest Account, plus any amount in the Loan Account, is your Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to Equitable America Variable Account L may increase or decrease in value while the policy remains in effect.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

1.  a grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt,

2.  the insured reaches 100 years of age,

3.  death of the insured, or

4.  full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid will keep the policy and all rider coverages in effect for those first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. A Guaranteed Death Benefit Rider is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders will not lapse. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed on the following page.

Charges and deductions

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. For information concerning compensation paid for the sale of the policy, see "Distribution of the Policies."

Deductions from Premiums
Sales Charge Varies based on Specified Amount plus any Term LifeTerm Rider amount in effect. It is a percentage of premium paid.	Specified Amounts less than $500,000 — 4.00% Specified Amounts of $500,000 or more — 3.00%
Tax Charge	State and local — 2.25%
DAC Charge	Federal — 1.50% (0% for individual qualified plan issues)
Daily Deduction from Equitable America Variable Account L
Mortality & Expense Risk Charge	Maximum annual rate 0.35% of subaccount value (0.000959% daily)
Deductions from Fund Value
Cost of Insurance Charge	Current cost of insurance rate multiplied by net amount at risk at the beginning of the policy month.
Administrative Charge Monthly Monthly per $1,000 Specified Amount charge based on issue age.	$5
See Appendix B. This charge applies for the first 15 policy years (or for 15 years from the date of any increase in Specified Amount). In New Jersey, this charge applies until the insured reaches 100 years of age. However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.
Guaranteed Death Benefit Charge Monthly Charge for Guaranteed Death Benefit Rider.(1)

$0.01 per $1,000 of Specified Amount and certain rider amounts if elected. Please note that the rider requires that at least the amount of premiums set forth in the policy itself be paid in order to remain in effect.

Optional Insurance Benefits Charge Monthly Deduction for any other optional insurance benefits added by rider.	As applicable.
Transaction and Other Charges
Partial Surrender Fee Transfer of Fund Value (at Company's option)	$10 $25 (maximum per transfer)(2)
Special Services Charges • Wire transfer charge(3) • Express mail charge(3) • Policy illustration charge(4) • Duplicate policy charge(4) • Policy history charge(4)(5) • Charge for returned payments(4)	Current and Maximum Charge: $90 Current and Maximum Charge: $35 Current and Maximum Charge: $25 Current and Maximum Charge: $35 Current and Maximum Charge: $50 Current and Maximum Charge: $25
Surrender	Grades from 80% to 0% over 15 years (11 years for issue ages 76-85) based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.

(1)  The Guaranteed Death Benefit Rider is not available in all states.

(2)  Currently, there is no charge on transfers among investment options.

(3)  Unless you specify otherwise, this charge will be deducted from the amount you request.

(4)  The charge for this service must be paid using funds outside of your policy. Please see "Charges and Deductions" later in this prospectus for more information.

(5)  The charge for this service may be less depending on the policy history you request. Please see "Charges and Deductions" later in this prospectus for more information.

Portfolio operating expenses

Equitable America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in a designated class of shares of a designated Portfolio. Each Portfolio pays a fee to its investment adviser to manage the Portfolio. You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the trust prospectus for that Portfolio.

PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS

	Lowest	Highest
Total Annual Portfolio Operating Expenses for 2019 (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses)	0.27%	1.29%

(1)  "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2019, if applicable, and for the other underlying Portfolios. The "Lowest" represents the total annual operating expenses of the BNY Mellon Index Portfolio. The "Highest" represents the total annual operating expenses of the EQ/All Asset Growth Allocation.

The death benefit

The minimum initial Specified Amount is $50,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

Option 1 — The death benefit equals the greater of

1.  the Specified Amount plus Additional Term Life Insurance, if any, or

2.  Fund Value multiplied by a death benefit percentage.

If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

Option 2 — The death benefit equals the greater of

1.  the Specified Amount plus the Additional Term Life Insurance, if any, plus the Fund Value, or

2.  the Fund Value multiplied by a death benefit percentage.

If you choose Option 2, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

When applying for the policy, you will choose one of two tests to apply to the policy for compliance with the federal tax law definition of life insurance. The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to age, gender and smoking status. (Note that the Cash Value Accumulation Test choice became available under the policy on March 1, 2001.)

The Fund Value used in these calculations is the Fund Value as of the date of the insured's death.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."

When you apply for your policy, you can purchase a Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect for an extended period of time, regardless of the policy's Cash Value. (See "Detailed information about the policy — Guaranteed Death Benefit Riders.")

Premium features

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. This amount is the Minimum Monthly Premium. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments. If you do so, your policy will continue in effect until the Cash Value, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

Equitable America Variable Account L

Equitable America Variable Account L is a separate investment account whose assets are owned by the Company. See "Equitable America Variable Account L."

Allocation options

You may allocate premium payments and Fund Values among the various subaccounts of Equitable America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase a designated class of shares of a designated portfolio of EQ Premier VIP Trust, Dreyfus Stock Index Fund, EQ Advisors Trust, Fidelity® Variable Insurance Products (VIP), Janus Aspen Series or PIMCO Variable Insurance Trust (the "Portfolios").

The policy is between you and the Company. The policy is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your Equitable Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Portfolio rebalancing

Our portfolio rebalancing program may help prevent an investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your policy. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting an investment option transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future. We reserve the right to restrict the availability of rebalancing programs at any time.

Transfer of Fund Value

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Operations Center. See "Transfer of Fund Value."

Policy loans

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.

The amount of Outstanding Debt is subtracted from your death benefit. We also deduct such amount from any Fund Value proceeds payable at maturity and from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt. Policy loans could have tax consequences. See "Federal income tax considerations."

Full surrender

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge, and minus (c) any Outstanding Debt. See "Detailed information about the policy — Full surrender" under "Detailed information about the policy" for more information.

Partial surrender

You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Detailed information about the policy — Partial surrender" under "Detailed information about the policy" for more information.

Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

Right to Return Policy Period

This is provided for informational purposes only. Since these contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the policy when you receive it. You may return the policy to us at our Operations Center or to the agent who sold it for any reason and obtain a full refund of the premium you paid. The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the policy.

Grace period and lapse

Your policy will remain in effect as long as:

1.  it has a Cash Value greater than zero;

2.  the Guaranteed Death Benefit Rider is in effect; or

3.  during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect. If you increase the Specified Amount during the first three policy years, you must continue paying the Minimum Monthly Premium for an additional three policy years from the date of the increase.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider or your Guaranteed Death Benefit to Age 100 Rider. See "Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the policy. See "Grace period and lapse."

You must understand that after the first three policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider.

Tax treatment of increases in Fund Value

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Considerations."

Tax treatment of death benefit

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code"). Thus the death benefit received by the beneficiary at the death of the insured will generally not be subject to federal income taxes when received by the beneficiary. See "Federal income tax considerations."

Riders

Additional optional insurance benefits may be added to the policy by an addendum called a rider. A charge is deducted monthly from Fund Value for each optional benefit added to your policy. Subject to availability in your state, there are eleven riders that may be available with this policy:

•  Guaranteed Death Benefit Rider

•  Guaranteed Death Benefit to Age 100 Rider(1)

•  Spouse's Yearly Renewable Term Rider/Other Insured Term Rider(2)

•  Additional Term Life Insurance Rider(1)

•  Children's Term Life Insurance Rider

•  Accidental Death and Dismemberment Rider

•  Purchase Option Rider

•  Waiver of Monthly Deduction Rider

•  Waiver of Specified Premiums Rider

•  Term Life Term Rider(2)

•  Maturity Extension Rider

Please also see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for additional information.

(1)  Available only for policies applied for on or after March 1, 2001.

(2)  Rider is no longer available for new elections.

Contacting the Company

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214.

State variations

Policies issued in your state may provide different features and benefits from those described in this prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.

Replacement of existing coverage

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.

Illustrations

Upon request, the Company will send you a hypothetical illustration of future benefits under the policy based on both guaranteed and current cost assumptions. Contact the agent or the Operations Center (1-800-487-6669) to obtain a personalized illustration. Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we will charge you $25.

2. Who is Equitable Financial Life Insurance Company of America?

Equitable Financial Life Insurance Company of America

We are Equitable Financial Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an affiliate of Equitable Financial Life Insurance Company ("Equitable") and an indirect wholly owned subsidiary of Equitable Holdings, Inc. The Company is solely responsible for paying all amounts to you under your policy.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $734.4 billion in assets as of December 31, 2019. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our main administrative office is located at 525 Washington Blvd. Jersey City, NJ 07310.

On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company ("Protective"), whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the "Reinsured Business"). This policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the insurer of the policy and the terms, features, and benefits of the policy have NOT changed as a result of the transaction.

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described or register to view your policy online at www.service.protective.com. Please refer to "Telephone/fax transactions" for effective dates for processing telephone and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or fax may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For subsequent premium payments sent by regular mail:

Equitable Financial Variable – Dept #2635
P.O. Box 11407
Birmingham, AL 35246-2635

For subsequent premium payments sent by express delivery:

Regions Lockbox Operations
Attn: Equitable Financial Variable – LBX Dept #2635
2090 Parkway Office Circle
Hoover, AL 35244

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by mail:

Equitable Financial Life Insurance Company of America
PO Box 4830
Syracuse, NY 13221

By toll-free phone:

Customer service representatives are available weekdays from 8am to 7pm, EST Monday – Thursday and 8am to 5pm EST on Friday at 1-800-487-6669.

By Internet:

You may register for online account access at www.service.protective.com. Our website provides access to account information and customer service. After registering, you can view account details, print customer service forms and find answers to common questions.

Receipt of Communications and Transaction Requests

Your written correspondence will be picked up at the mailing address noted above and delivered to our Operations Center. Your written correspondence, however, is not considered received by us until it is received at our Operations Center in Good Order. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Operations Center or via the appropriate telephone or fax number or internet website if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day. Our Operations Center is: 5788 Widewaters Parkway, Syracuse, NY 13214.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, or (2) by writing our Operations Center. For more information about the transaction requests you can make by phone or fax, see "Telephone/fax transactions" later in this prospectus.

Equitable America Variable Account L

Equitable America Variable Account L (the "Separate Account") is a separate investment account of the Company. Presently, only premium payments and fund values of flexible premium variable life insurance policies are permitted to be allocated to the Separate Account. The assets in the Separate Account are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in the Separate Account. The Company is required to keep assets in the Separate Account that equal the total market value of the policy liabilities funded by the Separate Account. Realized or unrealized income gains or losses of the Separate Account are credited or charged against the Separate Account assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of the Separate Account. The Separate Account assets are not chargeable with liabilities of the Company's other businesses.

All Fund Values of the policy during the Right to Return Policy Period are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of the Separate Account. We may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the policies that we have earned. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in the Separate Account proceeds from various policy charges and investment results applicable to those assets.

Equitable America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). A unit investment trust is a type of investment company. The SEC does not supervise the administration or investment practices or policies of the Separate Account. The

Company is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, the Separate Account is treated as a part or division of the Company.

3. The Portfolios

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Funds Management Group, LLC ("Equitable IMG") (formerly AXA Equitable Funds Management Group), a wholly owned subsidiary of Equitable, serves as the investment adviser of the EQ Premier VIP Trust and EQ Advisors Trust Portfolios. For some of those Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for those Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of those sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

The principal underwriters of the contract are Equitable Advisors, LLC and Equitable Distributors, LLC. Equitable Advisors is an affiliate of the Company and Equitable, and Equitable Distributors is an affiliate of the Company and an indirect wholly owned subsidiary of Equitable.

You should be aware that Equitable Advisors, LLC and Equitable Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company, or the Distributors or our other affiliates may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. The Company or our affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The Equitable Allocation Portfolios and the EQ/All Asset Growth Allocation Portfolio invest in other affiliated Portfolios (the "EQ Fund of Fund Portfolios"). The EQ Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors financial professionals may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their Fund Values to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as The Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Detailed information about the policy" later in this prospectus for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, certain affiliated Portfolios (the "EQ Managed Volatility Portfolios") utilize a proprietary volatility management strategy developed by Equitable IMG (the "EQ volatility management strategy") — and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios and the EQ Fund of Fund Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy are identified below in the chart by a "4" under the column entitled "Volatility Management."

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your Fund Value and provide you with risk-adjusted returns over time. During rising markets, the EQ volatility management strategy, however, could result in your Fund Value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Fund Value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

The success of the volatility management strategy depends, in part, on the investment adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Portfolio's benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain a Portfolio's optimal risk targets, and the Portfolio may not perform as expected.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your Fund Value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

In addition, the EQ/All Asset Growth Allocation Portfolio invests in positions that emphasize alternative investment strategies and/or nontraditional asset classes. Alternative investment strategies may be riskier than traditional investment strategies and may involve leverage or use various complex hedging techniques, like options and derivatives. These alternative investments create a mix of strategies that offers potential diversification benefits beyond traditional investment strategies. Please see the underlying Portfolio prospectus for more information about alternative investment strategies and nontraditional asset classes.

Investments in Portfolios that are also Offered in Policies/Contracts with an Asset Transfer Program

Portfolio allocations in certain Equitable variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)  By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)  By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

EQ Premier VIP Trust Class B Shares Portfolio Name	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
EQ/Aggressive Allocation	Seeks to achieve long-term capital appreciation.	• Equitable Investment Funds Management Group, LLC	4
EQ/Conservative Allocation	Seeks to achieve a high level of current income.	• Equitable Investment Funds Management Group, LLC	4
EQ/Conservative-Plus Allocation	Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Funds Management Group, LLC	4
EQ/Moderate Allocation	Seeks to achieve long-term capital appreciation and current income.	• Equitable Investment Funds Management Group, LLC	4
EQ/Moderate-Plus Allocation	Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• Equitable Investment Funds Management Group, LLC	4
Dreyfus Stock Index Fund, Inc. — Initial Shares	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
BNY Mellon Stock Index (formerly Dreyfus Stock Index)	The fund seeks to match the total return of the S&P 500 Index.	• BNY Mellon Investment Adviser, Inc. • Index Fund Manager: Mellon Investments Corporation (Mellon)

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
1290 VT Equity Income	IB	Seeks a combination of growth and income to achieve an above-average and consistent total return.	• Equitable Investment Funds Management Group, LLC • Barrow, Hanley, Mewhinney & Strauss, LLC
1290 VT GAMCO Small Company Value	IB	Seeks to maximize capital appreciation.	• Equitable Investment Funds Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT Socially Responsible	IA	Seeks to achieve long-term capital appreciation.	• Equitable Investment Funds Management Group, LLC • Blackrock Investment Management, LLC
EQ/All Asset Growth Allocation (formerly All Asset Growth-Alt 20)	IB	Seeks long-term capital appreciation and current income.	• Equitable Investment Funds Management Group, LLC

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
EQ/Capital Group Research (formerly EQ/Capital Guardian Research)	IA	Seeks to achieve long-term growth of capital.	• Equitable Investment Funds Management Group, LLC • Capital International, Inc.
EQ/Core Bond Index	IA

Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

• Equitable Investment Funds Management Group, LLC • SSgA Funds Management, Inc.
EQ/Intermediate Government Bond	IA

Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond Index.

• SSgA Funds Management, Inc. • Equitable Investment Funds Management Group, LLC
EQ/Janus Enterprise	IA	Seeks to achieve long-term growth of capital	• Equitable Investment Funds Management Group, LLC • Janus Capital Management LLC
EQ/Large Cap Growth Managed Volatility	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Funds Management Group, LLC • BlackRock Investment Management, LLC • HS Management Partners LLC • Loomis, Sayles & Company • Polen Capital Management, LLC • T. Rowe Price Associates, Inc.	4

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
EQ/Large Cap Value Index	IA

Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.

• Alliance Bernstein L.P. • Equitable Investment Funds Management Group, LLC
EQ/Loomis Sayles Growth	IB	Seeks to achieve capital appreciation.	• Equitable Investment Funds Management Group, LLC • Loomis, Sayles & Company, L.P.
EQ/MFS International Growth	IB	Seeks to achieve capital appreciation.	• Equitable Investment Funds Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management
EQ/Mid Cap Value Managed Volatility	IA	Seeks to achieve long-term capital appreciation with an emphasis on risk adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Funds Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	4
EQ/Money Market	IA	Seeks to obtain a high level of current income preserve its assets and maintain liquidity.	• Equitable Investment Funds Management Group, LLC • The Dreyfus Corporation
EQ/Morgan Stanley Small Cap Growth	Class B	Seeks to achieve long-term growth of capital.	• Equitable Investment Funds Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc.
EQ/PIMCO Ultra Short Bond	IB	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	• Equitable Investment Funds Management Group, LLC • Pacific Investment Management Company LLC

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub Adviser(s), as applicable)	Volatility Management
EQ/Quality Bond PLUS	IB	Seeks to achieve high current income consistent with moderate risk to capital.	• AllianceBernstein L.P. • Equitable Investment Funds Management Group, LLC • RBC Global Asset Management (U.S.) Inc.
EQ/T. Rowe Price Growth Stock	IB	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Funds Management Group, LLC • T. Rowe Price Associates, Inc.
EQ/UBS Growth and Income(2)	IB	Seeks to achieve total return through capital appreciation with income as a secondary consideration.	• Equitable Investment Funds Management Group, LLC • UBS Asset Management (Americas) Inc.

Fidelity® Variable Insurance Products (VIP) — Service Class	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
Fidelity® VIP Contrafund® Portfolio	Seeks long-term capital appreciation.	• Fidelity Management and Research Company (FMR)
Janus Aspen Series — Institutional Shares	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
Janus Henderson Balanced Portfolio	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	• Janus Capital Management LLC
Janus Henderson Enterprise Portfolio	Seeks long-term growth of capital.	• Janus Capital Management LLC
Janus Henderson Forty Portfolio	Seeks long-term growth of capital.	• Janus Capital Management LLC
Janus Henderson Global Research Portfolio	Seeks long-term growth of capital.	• Janus Capital Management LLC
PIMCO Variable Insurance Trust — Administrative Class	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
Global Bond Opportunities (Unhedged)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	• Pacific Investment Management Company LLC

(1)  The "EQ/Allocation" Portfolios

(2)  This is the surviving variable investment option of a Portfolio merger. Please see "About the Portfolios of the Trust" later in this prospectus for more information about this variable investment option which may continue to be used in certain documents for a period of time after the date of this prospectus

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Portfolio prospectus. The prospectuses for the Portfolio contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Portfolio prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Purchase of Portfolio shares by Equitable America Variable Account L

The Company purchases shares of each Portfolio for the corresponding subaccount at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a Portfolio are automatically reinvested in the Portfolio at net asset value. The Company, on behalf of the Separate Account, may elect not to reinvest dividends and capital gains distributions. The Company redeems Portfolio shares at net asset value to make payments under the policies.

The investment objectives of each of the Portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that Portfolio. No Portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Portfolio that you received with this prospectus. The Portfolios' prospectuses include information on the risks of each Portfolio's investments and investment techniques.

4. Detailed information about the policy

The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

Application for a policy

Since these policies are no longer available to new purchasers, this information is provided for informational purposes only.

The policy is available to both individuals as well as corporations that provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of Equitable Advisors, LLC ("Equitable Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy — Distribution of the policies"). A policy can be issued on the life of an insured for ages up to and including 85 years with evidence of insurability that satisfies the Company. If a qualified plan will own the policy, the insured cannot be more than 70 years old. The age of the insured is the age on his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $50,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

Temporary insurance coverage

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. (See "Premiums — Premium Flexibility.")

Coverage under the Temporary Insurance Agreement ends (except for policies issued in Kansas) on the earliest of:

1.  the Policy Release Date, if the policy is issued as applied for;

2.  the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

3.  no later than 90 days from the date the Temporary Insurance Agreement is signed;

4.  the 45th day after the form is signed if you have not finished the last required medical exam;

5.  5 days after the Company sends notice to you that it declines to issue any policy; and

6.  the date you tell the Company that the policy will be refused.

For policies issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

1.  the Policy Release Date, if the policy is issued as applied for;

2.  the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

3.  the date you tell the Company that the policy will be refused; and

4.  the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

1.  the insurance coverage applied for (including any optional riders) up to $500,000, less

2.  the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of

1.  the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date, or

2.  the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused, or

3.  the date the Company sends notice to you declining to issue any policy.

Initial premium payment

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payments specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of the Separate Account or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy — Right to Return Policy Period.")

Policy date

The Company may approve the backdating of a policy. The policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

Risk classification

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Tax treatments of policy benefits" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Right to examine a policy — Right to Return Policy Period

Since these policies are no longer available to new purchasers, this information is provided for informational purposes only.

The Right to Return Policy Period runs for 10 days after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid. Your premiums will be allocated to our general account until the Right to Return Policy Period ends.

Premiums

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

Premium Flexibility

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon

1.  the policy's Specified Amount,

2.  any riders added to the policy, and

3.  the insured's (a) age, (b) smoking status, (c) gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value — Cost of Insurance"), and (d) underwriting class.

The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."

Scheduled Premium Payments

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

You must specify the subaccounts and/or Guaranteed Interest Account and the percentage of scheduled premium payments to be allocated to those subaccounts and/or Guaranteed Interest Account. If we do not receive a valid set of allocation instructions from you, scheduled premiums will be allocated to the subaccount investing in the EQ/Money Market Portfolio.

You may elect to make monthly premium payments by electronic funds transfer. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")

Choice of definition of life insurance

For policies issued on or after March 1, 2001, we offer two death benefit qualification tests, which we use to calculate the minimum death benefit. You must choose one of these tests on your application. Once you choose a test, you cannot change it.

In general, you should choose the Cash Value Accumulation Test if you do not want to limit the amount of premiums you can pay into your policy. If you want to pay a premium that increases the net amount at risk, however, you need to provide us with satisfactory evidence of insurability before we can increase the death benefit.

The minimum death benefit will generally be smaller under the Guideline Premium/Cash Value Corridor Test than under the Cash Value Accumulation Test resulting in a greater long-term Fund Value. The Guideline Premium/Cash Value Corridor Test can result in lower cost of insurance deductions in later years because the net amount at risk is lower.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your policy's minimum death benefit is the minimum death benefit for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

This test determines what the death benefit should be in relation to your policy's Fund Value. In general, as your policy's Fund Value increases, the death benefit must also increase to ensure that your policy qualifies as life insurance under the Internal Revenue Code.

Under the test, a policy's death benefit must be large enough to ensure that its cash surrender value is never larger than the net single premium that's needed to fund future benefits under the policy. The net single premium under your policy varies according to the age, sex and risk class of the person insured by your policy. It's calculated using the guaranteed mortality charges and an interest rate that is the greater of 4% or the rate guaranteed in your policy at the time of issue. If the Cash Value Accumulation Test is selected, a table of death benefit percentages representing the net single premium will be in your policy.

The Cash Value Accumulation Test is available for policies issued on or after March 1, 2001.

Guideline Premium/Cash Value Corridor Test

If you choose the Guideline Premium/Cash Value Corridor Test, we calculate the minimum death benefit for your policy to qualify as life insurance (under Section 7702 of the Internal Revenue Code) by multiplying your policy's Fund Value by a death benefit percentage.

You'll find a table of death benefit percentages in Appendix A and in your policy. The death benefit percentage is based on the age of the person insured by the policy. It is 250% when the insured is age 40 or younger, and reduces as the person gets older.

Under this test, the total premiums you pay less withdrawals cannot exceed your policy's guideline premium limit.

Modified Endowment Contracts

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations — Modified Endowment Contracts."

Unscheduled premium payments

Generally, you may make premium payments at any time by sending them through U.S. mail to our Operations Center and in any amount. However, if the premium payment you wish to make exceeds the scheduled premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy" and "Federal income tax considerations — definition of life insurance." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the Internal Revenue Code's definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Premium payments affect the continuation of the policy

If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your policy is guaranteed to remain in effect as long as

1.  the Cash Value is greater than zero, or

2.  you have purchased the Guaranteed Death Benefit Rider and it is still in the Guaranteed Period, or the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the applicable rider; or

3.  during the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years the increased Minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years. If you elect the Guaranteed Death Benefit to Age 100 Rider, this provision does not apply.

Allocation of net premiums

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must total 100%.

You may change the allocation of net premiums at any time by submitting a written request in Good Order to the Company's Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the valuation day we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

Death benefits under the policy

When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $50,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of

1.  the policy's death benefit, plus

2.  any insurance proceeds provided by rider, less

3.  any Outstanding Debt (and, if in the grace period, less any overdue charges).

You may select one of two death benefit options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

Option 1 — The death benefit equals the greater of (a) the Specified Amount plus Additional Term Life Insurance, if any, or (b) the Fund Value on the date of death multiplied by the death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages generally vary according to attained age, gender, smoking status, and underwriting class. A table showing the death benefit percentages is in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Option 2 — The death benefit equals the greater of (a) the Specified Amount of the policy plus Additional Term Life Insurance, if any, plus the Fund Value, or (b) the Fund Value on the date of death multiplied by the death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages generally vary according to attained age, gender, smoking status, and underwriting class. The death benefit percentage is the same as that used for Option 1 and is in your policy. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

Examples of Options 1 and 2

The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show four policies with the same Specified Amount, but Fund Values and the Additional Term Life Insurance vary as shown. It is assumed that the insured is a male age 35, standard class, non-smoker at issue. It is also assumed that the insured is age 65 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

Cash Value Accumulation Test+
	Policy 1	Policy 2	Policy 3	Policy 4
Specified Amount	$100,000	$100,000	$100,000	$100,000
Additional Term Life Insurance Rider	$0	$0	$0	$75,000
Fund Value on Date of Death	$35,000	$60,000	$85,000	$60,000
Death Benefit Percentage	178.4%	178.4%	178.4%	178.4%
Death Benefit under Option 1	$100,000	$107,040	$151,640	$175,000
Death Benefit under Option 2	$135,000	$160,000	$185,000	$235,000

+  The Cash Value Accumulation Test is available for policies issued on or after March 1, 2001.

Option 1, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 178.4% = $62,440).

Option 1, Policy 2 and 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 x 178.4% = $107,040 for Policy 2; $85,000 x 178.4% = $151,640 for Policy 3) is greater than the Specified Amount ($100,000).

Option 1, Policy 4: The Death Benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 x 178.4% = $107,040).

Option 2, Policy 1, 2, and 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 + $60,000 = $160,000 for Policy 2; and $100,000 + $85,000 = $185,000 for Policy 3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 178.4% = $62,440 for Policy 1; $60,000 x 178.4% = $107,040 for Policy 2; and $85,000 x 178.4% = $151,640 for Policy 3).

Option 2, Policy 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 x 178.4% = $107,040).

Guideline Premium/Cash Value Corridor Test Cash Value Accumulation Test
	Policy 1	Policy 2	Policy 3	Policy 4
Specified Amount	$100,000	$100,000	$100,000	$100,000
Additional Term Life Insurance Rider	$0	$0	$0	$75,000
Fund Value on Date of Death	$35,000	$60,000	$85,000	$60,000
Death Benefit Percentage	120%	120%	120%	120%
Death Benefit under Option 1	$100,000	$100,000	$102,000	$175,000
Death Benefit under Option 2	$135,000	$160,000	$185,000	$235,000

Option 1, Policy 1 and 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 120% = $42,000 for Policy 1 and $60,000 x 120% = $72,000 for Policy 2).

Option 1, Policy 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($85,000 x 120% = $102,000) is greater than the Specified Amount ($100,000).

Option 1, Policy 4: The death benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 x 120% = $72,000).

Option 2, Policy 1, 2, and 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 + $60,000 = $160,000 for Policy 2; and $100,000 + $85,000 = $185,000 for Policy 3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 120% = $42,000 for Policy 1; $60,000 x 120% = $72,000 for Policy 2; and $85,000 x 120% = $102,000 for Policy 3).

Option 2, Policy 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 x 120% = $72,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details. Payments made to a beneficiary under a payment plan could have tax consequences. See "Federal income tax considerations."

Changes in death benefit option

You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company's Operations Center. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new Specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value — Cost of Insurance." If the policy's death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. See "Federal income tax considerations."

Changes in Specified Amount

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be requested at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the insured's age 85 (age 70 for individual qualified plans, i.e. plans qualified under 401(a), including 401(k) plans, and 403(a) of the Internal Revenue Code). Increases are also not permitted if monthly deductions are being waived under the Waiver of Monthly Deduction Rider or premiums are being waived under the Waiver of Specified Premiums Rider. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's Operations Center. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information — Federal income tax considerations" for certain possible tax consequences and limitations.

Increases

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions." In addition, the surrender charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium and the required premiums under the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

Decreases

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied

1.  to reduce the coverage segments of Specified Amount associated with the most recent increases, then

2.  to the next most recent increases successively, and last

3.  to the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. Any decrease in the Term Life Term Insurance Rider will be applied to reduce the coverage segments of the Rider in the order of the most recent increases successively and finally to the original Rider.

The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you have a Guaranteed Death Benefit Rider or a Guaranteed Death Benefit to Age 100 Rider, it will be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

1.  Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy; or

2.  To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision. Changes in coverage can have tax implications and limitations. See "Federal income tax considerations."

Changes in Additional Term Life Insurance amount

A change in the Additional Term Life Insurance amount may be made at any time after your policy is issued. Changes will become effective on the monthly anniversary day following the approval of the request to change the Additional Term Life Insurance amount. Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans). Decreases on a policy with the Additional Term Life Insurance Rider will be applied in the following order:

•  Against the most recent increase, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

•  Against the next most recent increases successively, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

•  Against Additional Term Life Insurance provided under the original application; and

•  Against insurance provided by the Specified Amount under the original application.

Guaranteed Death Benefit Riders

Guaranteed Death Benefit

Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by

1.  the investment experience of any amounts in the subaccounts of the Separate Account,

2.  the interest earned in the Guaranteed Interest Account, and

3.  the deduction from Fund Value of the various charges, costs, and expenses imposed by the policy provisions.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See "Grace period and lapse."

When you apply for your policy you may be able to apply for the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider. These riders provide a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Cash Value of the policy is zero on any monthly anniversary date.

Guaranteed Death Benefit Rider

In order to remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 70 or ten years from the policy date ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Guaranteed Death Benefit."

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

1.  total the actual premiums you have paid for the policy, and

2.  subtract the amount of:

a.  partial surrenders (and associated fees and surrender charges), and

b.  outstanding debt.

The second calculation shows the amount of premiums the rider required you to pay. We:

1.  take the Monthly Guarantee Premium specified by the policy, and

2.  multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required, the Guarantee Period, and therefore the rider, will end. Once ended, the rider can not be reinstated.

The grace period for this rider is explained in the section called "Grace period and lapse — If Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey and Texas. This rider is also not available if coverage under the Additional Term Life Insurance Rider has been elected. Because the Guaranteed Death Benefit Rider is not available, the grace period and lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.) This rider is also not available if coverage under the Additional Term Life Insurance Rider has been elected.

Other optional insurance benefits

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits and their limitations. Some of these benefits may be selected only when you apply for your policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" and "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

Additional Term Life Insurance Rider

The Additional Term Life Insurance Rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider is combined with the Specified Amount of the policy for purposes of determining if the minimum "corridor" is required to maintain the definition of life insurance under the Internal Revenue Code Section 7702.

Spouse's Yearly Renewable Term Rider/Other Insured Term Rider

This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later.

Children's Term Life Insurance Rider

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability, if the rider is applied for and issued at the same time as the policy is applied for and issued. If the rider applied for after the policy is issued, different requirements may be imposed. Children include children born to or adopted by the insured and stepchildren of the insured. Coverage is limited to the lesser of 1/5th of the initial Specified Amount plus the Additional Term Life Insurance Rider or $10,000. Upon the expiration of the rider coverage, it may be converted to any level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer, for up to five times the rider coverage amount.

Accidental Death and Dismemberment Rider

This rider pays a benefit amount if the insured dies or suffers a specified dismemberment as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

1.  accidental death occurs as the result of riding as a passenger, and

2.  the accidental death occurred while riding in a public conveyance, and

3.  the public conveyance was being operated commercially to transport passengers for hire.

The maximum amount of coverage is the initial Specified Amount plus term insurance coverage, plus the Additional Term Life Insurance Rider but not more than the greater of:

1.  $100,000 total coverage of all such insurance in the Company or its affiliates, or

2.  $200,000 of all such coverages regardless of insurance companies issuing such coverages.

Purchase Option Rider

This Rider provides the option to purchase up to $100,000 of additional coverage without providing additional evidence that the insured remains insurable. This additional coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37, 40, 43, 46 and 49. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

•  Marriage of the insured.

•  Birth of a child of the insured.

•  Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

Waiver of Monthly Deduction Rider

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. However, the cumulative Minimum Monthly Premium requirement does not change during the covered total disability. It remains fixed at the level at the beginning of the covered total disability. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

If charges are being waived under this rider, the death benefit option will automatically change to Death Benefit Option 2, as provided under the terms and conditions of the rider.

Waiver of Specified Premiums Rider

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the insured has a covered total disability for 6 months without interruption and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary. Net premiums will be allocated among the subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the monthly deductions of your policy nor does it waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

If payments are being waived under this rider, the death benefit option will automatically change to Death Benefit Option 2, as provided under the terms and conditions of the rider.

Term Life Term Rider

This rider provides additional death benefits on the life of the insured until the insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level face amount permanent policy of insurance offered by the Company and any other plan we choose to offer. The conversion must occur prior to the insured's age 65 or 5 years from the issue of the rider, whichever is later.

Benefits at Maturity and Maturity Extension Rider

The maturity date for this policy is the policy anniversary on which the insured is age 100. If the insured is living on the maturity date, the Company will pay to you the Cash Value of the policy. See "Other information — Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." At your option, payment of the benefit may be deferred until the date of the insured's death (Maturity Extension Rider). Death proceeds payable immediately after the maturity date equal the Cash Value of the policy multiplied by the death benefit percentage at the insured's age 100. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

Please refer to the policy for additional information on the Maturity Extension Rider.

Policy values

Fund Value

The Fund Value is the sum of the amounts under the policy held in each subaccount of the Separate Account and the Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

Cash Value

The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.

Determination of Fund Value

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

•  Payment of premiums.

•  Amount held in the Loan Account to secure any Outstanding Debt.

•  Partial surrenders.

•  The charges assessed in connection with the policy.

•  Investment experience of the subaccounts.

•  Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and Fund Value to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

•  The investment income.

•  Realized and unrealized capital gains and losses.

•  Expenses of a portfolio including the investment adviser fees.

•  Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any of the Portfolios are reinvested automatically in shares of the same Portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the the Separate Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of the Separate Account is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

•  Make partial surrenders.

•  Make full surrenders.

•  Transfer amounts from a subaccount (including transfers to the Loan Account).

•  Pay the death benefit when the insured dies.

•  Pay monthly deductions from the policy's Fund Value.

•  Pay policy transaction charges.

•  Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business on a given Business Day. The number of units changes only as a result of the deduction of any policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when they are received in Good Order at the Company's Operations Center. (See "Receipt of Communications and Transaction Requests.") If the premium or request reaches our Company's Operations Center on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 PM Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for regular trading.

Calculating Fund Value

The Fund Value of your policy on the policy date is:

1.  the net premiums received by us on or before the policy date; less

2.  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Business Days. On any Business Day, we determine the Fund Value of a policy as follows:

1.  determine the policy's Fund Value in each subaccount (see below) on that Business Day;

2.  total the Fund Value in each subaccount on that Business Day;

3.  add the Fund Value in the Guaranteed Interest Account on that Business Day; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Business Day, decreased by any allocations against the Guaranteed Interest Account before that Business Day;

4.  add any amounts in the Loan Account on that Business Day;

5.  add interest credited on that Business Day on the amounts in the Loan Account since the last monthly anniversary day;

6.  add any net premiums received on that Business Day;

7.  deduct any transfer charges on that Business Day;

8.  deduct any partial surrender, and its fee, made on that Business Day; and

9.  deduct any monthly deduction to be made on that Business Day.

Calculating unit values for each subaccount

The Company calculates the unit value of a subaccount on any Business Day as follows:

1.  Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

2.  Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

3.  Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deduction from Equitable America Variable Account L — Mortality and Expense Risk Charge." If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

The unit value of each subaccount on its first Business Day was set at $10.00.

Transfer of Fund Value

You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request in Good Order to the Company's Operations Center. Transfers are effective on the Business Day we receive the transfer request. (See "Receipt of Communications and Transaction Requests.") Transfers may be made by telephone if you have proper authorization. See "Telephone/fax transactions." Currently, there are no limitations on the number of transfers between subaccounts except for the restrictions on disruptive transfer activity described below. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer.

You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers and to discontinue telephone transfers.

After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying Portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the "Affiliated Trusts"), as well as subaccounts with underlying Portfolios of unaffiliated trusts with which the Company has entered into participation agreements (the "Unaffiliated Trusts" and, collectively with the Affiliated Trusts, the "Trusts"). The Affiliated Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the Affiliated Trust obtains from us policy owner trading activity. The Affiliated Trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each Unaffiliated Trust may have its own policies and procedures regarding disruptive transfer activity. If an Unaffiliated Trust advises us that there may be disruptive activity from one of our policy owners, we will work with the Unaffiliated Trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a Trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the Trusts had not implemented such a fee. If a redemption fee is implemented by a Trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the Underlying Trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Right to exchange policy

During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of the Separate Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.

Policy loans

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a written request to the Company's Operations Center. The loan will take effect on the Business Day we receive the loan request in Good Order. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest accrues from day to day and is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether at the time the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the subaccounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary (or, in some instances, the third anniversary following an increase), your policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the policy or rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."

Full surrender

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

You may surrender your policy by sending a written request together with the policy to the Company's Operations Center. The proceeds will be determined as of the end of the Business Day during which the request for surrender is received in Good Order. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment plan/settlement provisions." For information on the tax effects of surrender or partial surrender of a policy, see "Federal income tax considerations."

If you surrender your policy within 30 days of a policy anniversary, the following will apply. The portion of the Cash Value of the policy in the Guaranteed Interest Account on the date of surrender will not be less than the Cash Value in the Guaranteed Interest Account on that policy anniversary. The Cash Value on that policy anniversary will be adjusted for any partial surrender and its fee, any transfer to or from the Guaranteed Interest Account and applicable transfer charge, and any policy loan.

Partial surrender

With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a partial surrender at any time. The partial surrender will take effect on (1) the Business Day that we receive your request at our Operations Center, or (2) on the next Business Day if that day is not a Business Day. There is no limit on the number of partial surrenders allowed in a policy year.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Cash Value must be at least $500 after the partial surrender, and the specified Amount in force must be at least $100,000 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount is not greater than 90% of Cash Value after the partial surrender.

You may make a partial surrender by submitting a written request in Good Order to the Company's Operations Center. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

When you make a partial surrender and you selected Death Benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death benefits under the policy."

There is a fee for each partial surrender of $10.

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."

Grace period and lapse

Your policy will remain in effect as long as:

1.  it has a Cash Value greater than zero, and you make any required additional premium payments during the 61-day grace period; or

2.  you have purchased the Guaranteed Death Benefit Rider and it is still in the Guaranteed Period, or the Guaranteed Death Benefit to Age 100 Rider, and you have met all the requirements of the applicable rider, and you make any required additional premium payments during the 61-day Grace Period.

Special rule for the first three policy years

During the first three policy years (or the first three policy years following an increase in Specified Amount during that period), your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

1.  your policy's Cash Value is greater than zero, or

2.  the sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect (or number of months from the most recent increase in Specified Amount).

If the insufficiency occurs at any other time, your policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect. See the explanation below.

If Guaranteed Death Benefit Rider is not in effect

To avoid lapse if (1) the Cash Value is insufficient to pay the current monthly deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the policy is less than zero, you must pay:

1.  the Minimum Monthly Premium not paid, plus

2.  one succeeding Minimum Monthly Premium.

For contracts issued in the state of New Jersey, during the first three policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the policy is less than zero, you must pay the lesser of:

1.  any balance needed on the monthly anniversary day to cover the Minimum Monthly Premium for the following month plus an amount equal to 1 Minimum Monthly Premium; or

2.  any balance needed to cover the monthly deduction plus an amount equal to 2 monthly deductions.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), the payment required is:

1.  the monthly deduction not paid, plus

2.  two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and Deductions — Deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

1.  the amount of the death benefit immediately prior to the start of the grace period, reduced by

2.  any unpaid monthly deductions and any Outstanding Debt.

For contracts issued in the state of New Jersey, if the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the start of the grace period, reduced by:

1.  the lesser of any balance needed for the Minimum Monthly Premium for the following month or any balance needed for the monthly deduction; and

2.  any Outstanding Debt.

If Guaranteed Death Benefit Rider is in effect

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

1.  the Guaranteed Death Benefit Rider is in effect, and

2.  the test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Riders."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

Reinstatement

We will reinstate a lapsed policy at any time:

1.  before the maturity date, and

2.  within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed policy, we must also receive:

1.  A written application from you.

2.  Evidence of insurability satisfactory to us.

3.  Payment of all amounts that were due and unpaid during the grace period.

4.  Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date.

5.  Payment or reinstatement of any debt on the policy anniversary at the start of the grace period.

6.  Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

1.  The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

2.  The Fund Value will be reduced by the decrease, if any, in the surrender charge during the period that the policy was not in effect.

3.  Any Outstanding Debt on the date of lapse will also be reinstated.

4.  No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the

Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.

5. Charges and Deductions

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of the Separate Account or to the Guaranteed Interest Account and of the deductions from the Separate Account and from the policy's Fund Value.

Deductions from premiums

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge —	This charge varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider amount in effect on the policy date. The charge is a percent of each premium paid.
Specified Amount plus any Term Life Term Insurance amount in force less than $500,000 — 4.00%
Specified Amount plus any Term Life Term Insurance amount in force of $500,000 or more — 3.00%

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge —	State and local premium tax — currently 2.25%; Charge for federal tax deferred acquisition costs of the Company — currently 1.50% (0% for individual qualified plans)

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2.25% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.50% DAC charge against each premium covers our estimated cost for the federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under Internal Revenue Code Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax DAC provisions, such as premiums paid on policies issued to individual qualified plans.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Daily deduction from Equitable America Variable Account L

A charge is deducted daily from each subaccount of the Separate Account for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk Charge —	Maximum of 0.000959% of the amount in the subaccount, which is equivalent to an annual rate of 0.35% of subaccount value.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating the Separate Account will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

Deductions from Fund Value

A charge called the monthly deduction is deducted from the Fund Value on each monthly anniversary day. The monthly deduction consists of the following items:

Cost of Insurance —

This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the adjusted death benefit less Fund Value payable at the beginning of that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex rates apply to policies issued for delivery in the State of Montana and to policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e. less expensive) than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses and persistency. A change in rates will apply to all persons of the same age, gender (where applicable) and risk class. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

For policies issued at ages 0-17, an insured's cost of insurance rate is not based on that insured's status as a tobacco user or non-tobacco user. We offer non-tobacco rates for ages 18 and above only. Approximately 60 days prior to the policy anniversary date nearest the insured's 18th birthday, we will send a notice to the policy owner giving the policy owner the opportunity to obtain non-tobacco rates by sending the form back to us with a certification signed by the policy owner and insured, that the insured has not used tobacco products in the last 12 months. If the properly completed form is not received by our Operations Center by the policy anniversary date nearest the insured's 18th birthday, tobacco user rates will apply. The policy owner, thereafter, may apply for non-tobacco user rates subject to our underwriting rules in effect at that time.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge —	$5 per month

This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $5.00. We do not expect to profit from this charge.

Monthly per $1,000 Specified Amount Charge —	This charge applies for the first 15 years following the issuance of the policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age, gender. The monthly per $1,000 factors are shown in Appendix B.
In New Jersey, this charge applies until the insured reaches age 100. However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.
Guaranteed Death Benefit Charge —

If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits Charge —	A monthly deduction for any other optional insurance benefits added to the policy by rider.
Surrender Charge —

The Company will assess a surrender charge against Fund Value only upon a full surrender of the policy. The surrender charge is based on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount) and grades from 80% to 0% over 15 years (11 years for issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and underwriting class. The grading percentages (as shown below) vary based on issue age and number of full years since the policy was issued (or since the increase in Specified Amount).

Grading Percentages Policy Years	Percent For Issue Ages 0-75	Percent For Issue Ages 76-85
1-3	80%	80%
4	80	70
5	80	60
6	80	50
7	80	40
8	70	30
9	60	20
10	50	10
11	40	0
12	30	0
13	20	0
14	10	0
15+	0	0

Issue ages for policies issued to individual qualified plans are limited to ages 18-70.

The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid, rather it is deducted from the Fund Value upon full surrender. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Example:  If a male insured age 35 purchases a policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred, non-smoker). The maximum surrender charge during the first seven policy years would be 80% of (100 x 7.25) or $580.

The maximum surrender charge per $1,000 of initial Specified Amount factor would be $64 based upon the assumptions described above and if the policy were purchased by a male insured age 85, standard smoker.

Effect of Changes in Specified Amount on the Surrender Charge —	The surrender charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the applicable 15-year or 11-year period following the increase. The new surrender charge for the policy will equal:
(1) The remaining part of the surrender charge for the original Specified Amount, plus
(2) The surrender charge related to the increase.
Decreases in Specified Amount have no effect on surrender charges.

Transaction and other charges

•  Partial Surrender Fee — $10

•  Transfer of Fund Value — $25 (at option of the Company), currently $0

The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers. This would include telephone transfers, if we permit them. If the transfer fee is assessed, it will be allocated against the first of the subaccounts and/or the Guaranteed Interest Account from which Fund Value is being transferred.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to the Separate Account and its subaccounts. No such charge is currently assessed. See "Our income taxes."

We will bear the direct operating expenses of the Separate Account. The subaccounts purchase shares of the corresponding Portfolio. The Portfolio's expenses are not fixed or specified under the terms of the policy.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. Please note that we may discontinue some or all of these services without notice.

•  Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the withdrawal amount you request. In addition, full surrender requests will be subject to a surrender charge; partial surrender requests will be subject to the partial surrender fee.

•  Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the withdrawal amount you request. In addition, full surrender requests will be subject to a surrender charge; partial surrender requests will be subject to the partial surrender fee.

•  Policy illustration charge. Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Duplicate policy charge. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Policy history charge. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Charge for returned payments. For each payment you make in connection with your policy is returned for insufficient funds, we will charge a maximum of $25.

Fees and expenses of the Portfolios

The Portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by Portfolio. Certain Portfolios available under the policy in turn invest in shares of other Portfolios of EQ Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated Portfolios (collectively the "Underlying Portfolios"). The Underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Portfolios are described in more detail in the Portfolios' prospectuses.

Guarantee of certain charges

We guarantee that the following charges will not increase:

1.  Mortality and expense risk charge.

2.  Administrative charge.

3.  Per $1,000 Specified Amount charge.

4.  Sales charge.

5.  Guaranteed cost of insurance rates.

6.  Surrender charge.

7.  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in

1.  future expectations with respect to investment earnings,

2.  mortality,

3.  length of time policies will remain in effect,

4.  expenses, and

5.  taxes.

In no event will they exceed the guaranteed rates defined in the policy.

6. Other information

Federal income tax considerations

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident and that the policy qualifies as life insurance under federal tax rules. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner.

This discussion does not address state or local tax consequences associated with the purchase of the policy. The state and local tax consequences with respect to your policy may be different than the federal tax consequences. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax status of the policy

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined for any reason that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over Equitable America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of Equitable America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Portfolios, will satisfy these diversification requirements, through no assurances can be given in this regard. If the Variable Account fails to comply with these diversification standards, the policy will not be treated as a life insurance contract for federal income tax purposes and the policy owner would generally be taxed currently on the income on the contract (as defined in the tax law).

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

Tax treatment of policy benefits

General. We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. In addition, if the death benefit is not received in a lump sum and is, instead, used to purchase a payment plan providing monthly income for the lifetime of the beneficiary, generally payments will be prorated between amounts attributable to the death benefit, which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death), which will be includible in the beneficiary's income. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years and whether the policy is received in exchange for a life insurance contract that was a Modified Endowment Contract. Certain material changes (as defined by the tax law) in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. In addition, certain reductions in benefits could result in a policy becoming a Modified Endowment Contract. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions other than death benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1.  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the policy has been distributed.

2.  Loans, assignments, or pledges of any portion of the Fund Value of a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly. If the entire Fund Value is assigned or pledged, subsequent increase in the Fund Value are also treated as withdrawals for as long as the assignment or pledge remains in place. Your investment in the policy is increased by the amount includible in income with respect to any assignment, pledge or loan.

3.  A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution is made when the policy owner has attained age 59 1/2 or is disabled (as defined by the tax law), or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Multiple policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Distributions other than death benefits from policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, in situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

Investment in the policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy loans. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. If you are not a U.S. resident or not a U.S. citizen, taxable distributions (including taxable death benefits) from life insurance policies will generally be subject to U.S. federal withholding tax at a 30% rate, unless a lower treaty rate applies.

Status for income tax purposes; FATCA. In order for the Company to comply with income tax withholding and information reporting rules which may apply to life insurance policies, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to policy ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report policy values and other information for certain policyholders. For this reason the Company may require appropriate status documentation at various times, including when a death benefit is paid. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

Restoration of a terminated policy. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

Continuation of policy beyond age 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured's 100th year.

Pension and profit sharing plans. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business and employer owned policies. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending legislative proposals.

Requirements for income tax free death benefits. Employer-owned life insurance policies are subject to additional federal tax law requirements. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy, otherwise benefits may lose their tax favored treatment.

The additional rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy with the tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to the Section 1035 of the Code may be available but is not clearly defined.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to Section 1035 exchanges. You should consult your tax advisor.

Non-individual owners and business beneficiaries of policies. If a policy is owned or held by a corporation, trust or other non-natural person (an "entity"), Code section 264(f) could limit some (or all) of such entity's interest deduction, even where such entity's indebtedness is in no way connected to the policy. In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by that business for purposes of the Code section 264(f) rules. An exception to the interest disallowance rule of Code section 264(f) is available for a policy owned by an entity engaged in a trade or business, if the policy covers only one individual and that individual is, at the time first covered by the policy, (1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business. For this purpose, the IRS generally has interpreted "time first covered" as meaning the date a contract is issued, including the date of any exchange of the contract for a new contract. (Different but comparable rules apply where the owner or holder of a policy is an insurance company within the meaning of the tax law.) In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

Medicare Hospital Insurance Tax. A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Estate, gifts and other tax considerations. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Possible tax law changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. We cannot predict what, if any, legislation will actually be proposed or enacted or what type of grandfathering if any, would be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

Post 2008 increases in benefits or coverage, addition of riders, or certain other policy changes. The mortality charge assumptions permitted for determining the compliance of this policy with the tax definition of a life insurance contract are based on the 1980 CSO ("Commissioners Standard Ordinary") mortality tables. Certain changes made after 2008 to a policy issued prior to 2009 will cause the policy to be tested using the current prevailing mortality tables (the 2001 CSO mortality tables before January 1, 2020 and the 2017 CSO mortality tables after December 31, 2019). If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

Our income taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Voting of Portfolio shares

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each Portfolio held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Portfolios on matters requiring shareholder voting under the Investment Company Act of 1940 (the "Act"). Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of the Separate Account. We may elect to vote the shares of the Portfolios in our own right if

1.  the Act or any regulations thereunder is amended, or

2.  the present interpretation of the Act should change, and

3.  as a result we determine that it is permitted to vote the shares of the Portfolios in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Portfolio for determining shareholders eligible to vote at that Portfolio's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Portfolios held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of Portfolios held by the Separate Account and other separate accounts of the Company. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Disregard of voting instructions

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on the Company. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to policy owners.

Report to policy owners

A statement will be sent at least annually to each policy owner setting forth:

1.  A summary of the transactions which occurred since the last statement; and

2.  Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for the Separate Account and the Portfolios. The Portfolios' statement will include a list of the investments of the Portfolios, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of investments and right to change operations

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by the Separate Account or any of its other separate accounts. The Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

1.  Shares of any or all of the Portfolios should no longer be available for investment; or

2.  Further investment in shares of any or all Portfolios should become inappropriate in view of the purposes of the policies.

The substituted Portfolio may have higher fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in the Separate Account without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of the Separate Account. Each additional subaccount would invest in (1) a new Portfolio, or (2) in shares of another investment company, a Portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, the Separate Account may:

1.  be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

2.  be deregistered under that Act if such registration is no longer required, or

3.  be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to comply with law

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but are not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

Variations among policies

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.

7. The Guaranteed Interest Account

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of the Securities Act of 1933 or the Investment Company Act of 1940 and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

General description

Amounts allocated to the Guaranteed Interest Account become part of the General Account of the Company which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, the Separate Account, or both. You may also transfer Fund Value from the subaccounts of the Separate Account to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, the Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a policy owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.) Prior to the beginning of each calendar month, an interest rate will be declared. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

Death benefit

The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the death benefit will be equal to the Specified Amount of the policy plus the Fund Value on the date of death or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. See "Death benefits under the policy."

Policy charges

Deductions from premium, monthly deductions from the Fund Value, and surrender charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the Portfolios, including the operating expenses of the Portfolios, and the investment advisory fee charged by the Portfolio managers if your Fund Value is allocated to the

Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

Transfers

Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations:

1.  Transfers to the Guaranteed Interest Account may be made at any time and in any amount and are effective on the Business Day they are received in Good Order at our Operations Center. (See "Receipt of Communications and Transaction Requests.")

2.  Transfers from the Guaranteed Interest Account to the subaccounts are limited to

a.  one in any policy year, and

b.  the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future subject to the maximum charge guaranteed in the policy and to impose other limitations on the number and the dollar amount of transfers.

Surrenders and policy loans

You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and Fund Values to the subaccounts. See "Full surrender" and "Partial surrender." Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

8. More about the policy

Ownership

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

Joint owners

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request in Good Order at its Operations Center. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at our Operations Center; or (b) the 14th day after the insured's death.

The policy

This policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

Notification and claims procedures

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

Payments

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)  Pay death benefit proceeds (Please note that if death benefit proceeds are not paid by the end of 30 days from the date we receive due proof of death of the insured, we will pay interest on the proceeds if required by the state in which the policy is delivered at the rate specified by that state. If we pay interest, it will be from the date of death to the date of payment of proceeds); and

(2)  Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

(1)  The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the subaccount's net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Payment plan/settlement provisions

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Even if the death benefit under the policy is excludible from income, payments under payment plans may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the payment plans.

Payment in case of suicide

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

Assignment

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's Operations Center. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.") An assignment may also have other tax consequences for which you should consult your tax adviser.

Errors on the application

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

(a)  is the Fund Value on the date of death; and

(b)  is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or gender to the insurance rate that would have applied on that monthly anniversary day based on the correct age and gender.

Incontestability

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

1.  The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from the Date of Issue; and

2.  An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

Policy illustration

Upon written request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions. Currently, you are entitled to one free illustration each policy year. For each additional illustration you request in a policy year, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

Distribution of the policies

The policies are distributed by both Equitable Advisors, LLC ("Equitable Advisors") and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Equitable America Variable Account L. The offering of the policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company and Equitable, and Equitable Distributors is an affiliate of the Company and an indirect wholly owned subsidiary of Equitable. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory

Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The policies are sold by financial professionals of Equitable Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Equitable Advisors distributes these policies pursuant to a selling agreement between Equitable Advisors and the Company. For the years ended 2019, 2018 and 2017, Equitable Advisors was paid an administrative services fee of $0, $0, and $0, respectively. The Company paid Equitable Advisors, as a distributor of these policies and as a principal underwriter of the Separate Account, $1,198,569 in 2019, $1,185,574 in 2018 and $1,220,970 in 2017. Of these amounts, for each of these three years, Equitable Advisors retained $803,128, $797,128 and $722,558, respectively.

Under a distribution agreement between Equitable Distributors and the Company and certain of the Company's separate accounts, including the Separate Account, the Company paid Equitable Distributors distribution fees of $568,007 in 2019, $599,735 in 2018, and $710,815 in 2017, as a distributor of certain policies, including these policies, and as a principal underwriter of several of the Company's separate accounts, including the Separate Account. Of these amounts, for each of these three years, Equitable Distributors retained $451,248 $419,016, and $520,289, respectively.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Summary of the policy" and "Charges and deductions" earlier in this prospectus.

Distributor compensation. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on Fund Value of the policies sold ("asset-based compensation") up to a maximum of 0.10% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your Equitable Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the Fund Value of the policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

Equitable Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company's policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation. In an effort to promote the sale of the Company's products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. Equitable Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments to Equitable Distributors include payments to cover operating expenses and marketing services under the terms of Equitable's distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers. Equitable Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate Fund Value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain Company policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2019) received additional payments. These additional payments ranged from $962.81 to $6,177,733.18. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corp

Allstate Financial Serv LLC

American Portfolios Fin Serv

Ameriprise Financial Services

Avantax Investment Services, Inc

BBVA Securities, Inc.

Cadaret, Grant & Co., INC.

Cambridge Investment Research

Capital Investment Group

Centaurus Financial, Inc

Cetera Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network

Community America Financial Solution

CUNA Brokerage Services

CUSO Financial Services

DPL Financial Partners

Equity Services Inc

Farmer's Financial Solution

Galt Financial Group, Inc

Geneos Wealth Management

Gradient Securities, LLC

H. Beck, Inc.

Independent Financial Group, LLC

Infinex Investments Inc.

Janney Montgomery Scott LLC

Kestra Investment Services, LLC

Key Investment Sevices LLC

Ladenburg Thalmann Advisor Network, LLC

Lincoln Financial Advisors Cor

Lincoln Financial Securities Corp.

Lincoln Investment Planning

Lion Street Financial

LPL Financial Corporation

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney

Mutual Of Omaha Inv Ser. Inc

Park Avenue Securities, LLC

PlanMember Securities Corp

PNC Investments

Primerica Financial Services, Inc.

Prospera Financial Services

Pruco Securities, LLC

Raymond James

RBC Capital Markets Corporation

Robert W Baird & Company

Santander Securities Corp.

Sigma Financial Corporation

Stifel, Nicolaus & Company, Inc.

The Advisor Group (AIG)

The Huntington Investment Company

The Leaders Group, Inc.

TransAmerica Fin Advisors

U.S. Bank Center

UBS Financial Services Inc.

Valmark Securities, Inc.

Voya Financial Advisors, Inc.

Waddell & Reed, Inc.

Wells Fargo

9. More about the Company

Management

The business address for the officers and directors of Equitable Financial Life Insurance Company of America ("Equitable America"), unless otherwise stated, is 525 Washington Blvd. Jersey City, NJ 07310.

No officer or director listed below receives any compensation from the Separate Account. In addition, Equitable America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to the Separate Account.

Equitable America

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of Equitable America and/or its affiliates in various executive positions during the last five years.

Directors and Principal Officers Name and Principal Business Address	Business Experience Within Past Five Years
Ramon de Oliveira Investment Audit Practice, LLC 580 Park Avenue New York, NY 10065

Mr. de Oliveira has been a director since April 2018 and Chairman of the Board since March 2019. Mr. de Oliveira has been a member of AXA's Board of Directors since April 2010, and from April 2009 to May 2010, he was a member of AXA's Supervisory Board. Mr. de Oliveira's current term of service on AXA's Supervisory Board expires in 2021. He is also currently a member of the Board of Directors of AllianceBernstein Corporation since May 2017. He is a founder of the consulting firm Investment Audit Practice, LLC, based in New York, NY. From 2002 to 2006, Mr. de Oliveira was an adjunct professor of Finance at Columbia University. Starting in 1977, he spent 24 years at JP Morgan & Co. where he founded and led J.P. Morgan Global Equities and served as Chairman and Chief Executive Officer of JP Morgan Investment Management and Private Bank. He was also a member of the firm's Management Committee since its inception in 1995. Upon the merger with Chase Manhattan Bank in 2001, Mr. de Oliveira was the only executive from JP Morgan & Co. asked to join the Executive Committee of the new firm with operating responsibilities. Previously, he served as a director of JP Morgan Suisse, American Century Company, Inc., SunGard Data Systems, JACCAR Holdings and The Hartford Insurance Company. Mr. de Oliveira is a director of Equitable and Equitable America since March 2019; prior thereto; from May 2011 to May 2018.

George Stansfield AXA 25, Avenue Matignon 75008 Paris, France

Mr. Stansfield has been a director since April 2018. Since December 1, 2017, Mr. Stansfield has been Deputy Chief Executive Officer (Directeur Général Adjoint) of AXA, and since July 1, 2016, Mr. Stansfield has been Group General Secretary and a member of AXA's Management Committee. Mr. Stansfield was previously Head of AXA's Group Human Resources from 2010 to 2016 and was AXA's Group General Counsel from 2004 to 2016. Prior to 2004, Mr. Stansfield was an attorney in the legal department of AXA Equitable Life for 11 years. Mr. Stansfield holds various directorships within AXA: Chairman of the Supervisory Board of AXA Liabilities Managers (France), GIE AXA (France) and Kamet (France), Chairman of the Management Committee of AXA Venture Partners (France) and director or Management Committee member of AXA ASIA (France) and AXA Life Insurance Co Ltd. (Japan). Mr. Stansfield is also AXA's permanent representative to the board of AXA Millésimes Finance, Château Petit Village, Château Pichon Longueville, SCI de L'Arlot and Société Belle Hélène. Mr. Stansfield has also served as a director of Equitable and Equitable America since May 2017. Mr. Stansfield is also a Trustee of the American Library of Paris, a non-profit organization and the largest English language lending library on the European mainland.

Directors and Principal Officers Name and Principal Business Address	Business Experience Within Past Five Years
Daniel G. Kaye 767 Quail Run Inverness, IL 60067

Mr. Kaye has been a director since April 2018. From January 2013 to May 2014, Mr. Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System ("HealthEast"). Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP ("Ernst & Young") from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye was a member of the Board of Directors of Ferrellgas Partners L.P. ("Ferrellgas") from August 2012 to November 2015 where he served on the Audit Committee and Corporate Governance and Nominating Committee (Chair). Mr. Kaye is a Certified Public Accountant and National Association of Corporate Directors (NACD) Board Leadership Fellow. Mr. Kaye is also a director of Equitable and Equitable America since September 2015, AllianceBernstein Corporation since May 2017 and CME Group, Inc. since May 2019. Mr. Kaye currently serves as the Chairman of the Audit Committee of AllianceBernstein Corporation.

Kristi A. Matus 47-C Dana Road Boxford, MA 01921

Ms. Matus has been a director since March 2019. Ms. Matus is an Executive Advisor for Thomas H. Lee Partners L.P since October 2017. From July 2014 to May 2016, Ms. Matus served as Executive Vice President and Chief Financial & Administrative Officer of athenahealth, Inc. ("athenahealth"). Prior to joining athenahealth, Ms. Matus served as Executive Vice President and Head of Government Services of Aetna, Inc. ("Aetna") from February 2012 to July 2013. Prior to Aetna, she held several senior leadership roles at United Services Automobile Association ("USAA"), including Executive Vice President and Chief Financial Officer from 2008 to 2012. She began her career at the Aid Association for Lutherans, where she held various financial and operational roles for over a decade. Ms. Matus is currently a member of the Board of Directors of Tru Optik Data Corp. ("Tru Optik") and Cerence, Inc. ("Cerence"). Ms. Matus is also a director of Equitable and Equitable America since September 2015, and AllianceBernstein Corporation since July 2019.

Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226

Mr. Scott has been a director since March 2019. Mr. Scott served as Senior Vice President of population health of Novant Health, Inc. from February 2015 to May 2019. From November 2012 through December 2014, Mr. Scott served as President and Chief Executive Officer of Affinity Health Plan. From June 2010 to December 2011, Mr. Scott served as President, U.S. Commercial of CIGNA Corporation. Prior thereto, he served as Executive Vice President of TIAA-CREF from 2000 to June 2010 and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company from 2000 to 2007. Mr. Scott is currently a member of the Board of Directors of Becton, Dickinson and Company and Lowe's Companies, Inc. Mr. Scott is also a director of Equitable America since May 2012, and a director of Equitable since March 2019.

Directors and Principal Officers Name and Principal Business Address	Business Experience Within Past Five Years
Joan Lamm-Tennant Blue Marble Microinsurance 100 Avenue of the Americas New York, NY 10013

Ms. Lamm-Tennant has been a Director since January 2020 and is currently the founder and Chief Executive Officer of Blue Marble Microinsurance. Ms. Lamm-Tennant previously served as a member of the Board of Directors of Selective Insurance Group, Inc. from 1993 to 2015, Ivans, Inc. from 2004 to 2013, Focus Trust Fund from 1995 to 1998, and Turner Investment Advisors from 1996 to 1997. Ms. Lamm-Tennant was previously Adjunct Professor, International Business at The Wharton School of the University of Pennsylvania from 2006 to 2015, where she was the Laurence and Susan Hirsch Chair in International Business, and received the 2016 Wharton MBA Excellence in Teaching award. Prior to The Wharton School, she was concurrently Head, Enterprise Risk Management and Advisor to the MCC Chief Risk Officer at Marsh & McLennan Companies, Inc. from 2009 to 2015; prior thereto, Global Chief Economist and Risk Strategist, Guy Carpenter from 2007 to 2015. Ms. Lamm-Tennant was previously Senior Vice President and President, General Re Capital Consultants at General Reinsurance Corporation from 1999 to 2007; prior thereto, Vice President from 1997 to 1999. Ms. Lamm-Tennant completed her BBA in Accounting and MBA in Finance from St. Mary's University and a PhD in Finance and Investments from the University of Texas at Austin. She also serves on the Board of Directors of Ambac Financial Group, Inc., Hamilton Insurance Group, Ltd. and Element Fleet Management Corp. Ms. Lamm-Tennant is currently a director of Equitable and Equitable America since January 2020.

Charles G.T. Stonehill Green & Blue Advisors 285 Central Park West, Apt. 7S New York, NY 10024

Mr. Stonehill has been a director since April 2018. Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as nonexecutive Vice Chairman of the Board of Directors of Julius Baer Group Ltd. and Bank Julius Baer & Co. Ltd. Mr. Stonehill is a member of the Supervisory Board of Deutsche Boerse AG and a member of the Board of Directors of CommonBond, LLC and of PlayMagnus A/S. During his financial services career, Mr. Stonehill served as the Managing Director of Lazard Frères & Co., LLC, and global head of Lazard Capital Markets from 2002 to 2004. He served as Head of Investment Banking for the Americas of Credit Suisse First Boston from 1997 to 2002 and as Head of European Equities and Equity Capital Markets at Morgan Stanley & Co., Inc., from 1984 to 1997. Mr. Stonehill began his career at JP Morgan in the oil and gas investment banking group, where he worked from 1978 to 1984. Mr. Stonehill is also a director of Equitable since November 2017 and a director of Equitable America since March 2019. Mr. Stonehill is a director of AllianceBernstein Corporation.

Officers — Directors Name and Principal Business	Address Business Experience Within Past Five Years
Mark Pearson

Mr. Pearson is Chief Executive Officer and President of Equitable Holdings and has been a director since January 2011. Mr. Pearson has been the Chief Executive Officer of Equitable since February 2011. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. Before joining AXA, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident. Mr. Pearson holds several board positions within the Equitable Holdings family of companies, including Equitable, Equitable America and AllianceBernstein Corporation.

Other Officers Name and Principal Business	Address Business Experience Within Past Five Years
Dave S. Hattem

Dave S. Hattem is Chief Legal Officer and Corporate Secretary of Equitable Holdings (NYSE: EQH) and a member of the Management Committee. Mr. Hattem is responsible for the oversight of the Law Departments of Holdings' two principal franchises, Equitable and AllianceBernstein, and for helping the Company navigate the legal and regulatory environment to achieve its strategic goals. Prior to his appointment as Chief Legal Officer, Mr. Hattem served as General Counsel and Secretary of the Company, where he oversaw the compliance, government relations, litigation and governance functions. He was Senior Vice President and Deputy General Counsel from 2004 to 2010. Mr. Hattem joined the Company in 1994 after serving in senior management positions in the Office of the United States Attorney for the Eastern District of New York. He began as an Assistant United States Attorney in 1985 and went on to become Acting Chief and Deputy Chief of the Criminal Division. He commenced his legal career in 1981 as an associate at Barrett Smith Schapiro Simon & Armstrong. Since 2018, Mr. Hattem has served on the Board of AXA Venture Partners, a leading investor in enterprise software, fintech, consumer tech and healthcare. He also serves on the Boards of the Life Insurance Council of New York, where he was Chairman during 2018 and 2019, and the Scholarship and Welfare Fund of Hunter College. Mr. Hattem received his Juris Doctor degree from Brooklyn Law School, where he was managing editor of the Law Review, and a Bachelor of Arts degree from Hunter College of the City University of New York.

Jeffrey J. Hurd

Jeffrey J. Hurd is Chief Operating Officer of Equitable and a member of the Equitable Holdings (NYSE: EQH) Management Committee. He has strategic oversight for the company's Human Resources, Information Technology and Communications departments. Mr. Hurd also has responsibility for the company's Transformation Office, which encompasses key functional areas including operations, data and analytics, procurement and corporate real estate. Prior to joining Equitable in January 2018, Mr. Hurd served as Executive Vice President and Chief Operating Officer at American International Group, Inc. (AIG). He amassed deep industry experience during his nearly 20-year tenure at AIG, having served as the Chief Human Resources Officer, Chief Administrative Officer, Deputy General Counsel and Head of Asset Management Restructuring. In addition, he was the Chief Administrative Officer for AIG Investments and the interim CEO of AIG Global Real Estate. Mr. Hurd currently serves on the Board of Directors for AllianceBernstein. He previously has held a variety of board positions, including United Guaranty Corporation, a leading mortgage insurer, and the post-IPO board of AIA Group, a top insurance company in Southeast Asia. He began his career as an associate at Morgan, Lewis & Bockius. Mr. Hurd received his Juris Doctor degree from New York University School of Law, and his Bachelor of Arts degree in political science from Union College.

Other Officers Name and Principal Business	Address Business Experience Within Past Five Years
Anders B. Malmström

Anders Malmstrom is Chief Financial Officer of Equitable and a member of the Equitable Holdings (NYSE: EQH) Management Committee. He is responsible for Treasury, Investment Management (General Account and Separate Accounts), Investor Relations, Corporate Development and M&A, Actuarial, Accounting and Controlling, Corporate Tax, Financial Planning and Analysis, Expense Management and Distribution Finance areas. Mr. Malmstrom joined Equitable in 2012 from AXA Winterthur in Switzerland, where he was a member of the executive board and head of the Life department. Before joining AXA Winterthur in 2009, Mr. Malmstrom was Head of Product Management, Group Life Insurance, at the Swiss Life Group in Zurich. He spent more than 11 years in management positions with various business divisions at The Swiss Life Group, where he began his insurance career as a developer of actuarial software in 1997. Mr. Malmstrom holds a master's degree in mathematics, physics and astronomy from the University of Basel in Switzerland. He also completed a dissertation in mathematics at the University of Aachen in Germany.

Robin M. Raju

Robin M. Raju is Business Area Chief Financial Officer for Equitable's commercial businesses and a member of the company's Operating Committee. He also serves as Treasurer of Equitable Holdings, overseeing capital management, dividend strategy, banking relationships and financial strategy. Throughout his career, Mr. Raju has focused on strategic growth and efficiency leading to the creation of long-term value for customers. Since joining Equitable in 2004, Mr. Raju has held positions in the Office of the CEO, the AXA Equitable Funds Management Group, LLC, and with Equitable Advisors Broker Dealer. He also spent three years at AXA Global Life and Savings at AXA S.A. headquarters in Paris. Prior to joining the company, Mr. Raju was a municipal bond broker. He serves on the board of AXA Strategic Ventures. Mr. Raju received a Bachelor of Science in finance and economics from the University of Scranton.

Yun ("Julia") Zhang

Vice President and Assistant Treasurer (since September 2014), Equitable America (since September 2017). Vice President and Assistant Treasurer, Equitable Holdings, Inc. (September 2017 to May 2018). Managing Director and Treasurer, Equitable Life and AXA Equitable Financial Services (since February 2019); formerly, Lead Director and Treasurer (September 2017 to February 2019), Equitable Life and AXA Equitable Financial Services. Vice President and Assistant Treasurer (since October 2014, Equitable Holdings, Inc. (formerly known as AXA America Holdings, Inc.); Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Vice President and Treasurer (since May 2015), 1740 Advisers, Inc. Treasurer (since July 2015), Separate Account 155, LLC. Treasurer (since October 2014), J.M.R. Realty Services, Inc. Assistant Treasurer (since November 2014), MONY Financial Resources of the Americas Limited. Vice President and Assistant Treasurer (since October 2014), MBT Ltd. Vice President and Assistant Treasurer (since October 2014), MONY International Holdings, LLC. Vice President and Assistant Treasurer (since October 2014), U.S. Financial Life Insurance Company. Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Treasurer (since October 2014), Equitable Structured Settlement Corp. Since October 2014, Vice President and Treasurer, 1285 Holdings, LLC, 787 Holdings, LLC, AXA Advisors, LLC, AXA Corporate Solutions Life Reinsurance Company, AXA Distribution Holding Corporation, AXA Network of Puerto Rico, Inc., AXA Network, LLC, CS Life RE Company, Equitable Casualty Insurance Company, Financial Marketing Agency, Inc., MONY Financial Services, Inc., MONY Life Insurance Company of the Americas, Ltd., PlanConnect, LLC.

Other Officers Name and Principal Business	Address Business Experience Within Past Five Years
Steven M. Joenk

Steve M. Joenk Chief Investment Officer Steven M. Joenk is Chief Investment Officer at Equitable and a member of the company's Operating Committee. He oversees the investment of Equitable's $75+ billion general account portfolio and the development and implementation of the firm's derivatives & hedging programs. He also serves as Trustee, Chief Executive Officer and President of the AXA Equitable Funds Management Group, LLC (FMG LLC), a wholly owned subsidiary of Equitable. FMG LLC manages over $100 billion in subadvised funds, which include variable insurance portfolios and mutual funds. From 2004 to 2008, he served as Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of 1740 Advisers, Inc., MONY Asset Management Inc. Earlier in his career, Mr. Joenk held senior leadership positions at MeesPierson, Inc., Gabelli Funds, Inc. and Mitchell Hutchins Asset Management, a subsidiary of Paine Webber, Inc. Mr. Joenk graduated from Washington University with an MBA and BS in chemical engineering.

Kermitt J. Brooks

Kermitt Brooks serves as the General Counsel of Equitable and is a member of the Equitable Holdings (NYSE: EQH) Management Committee. Mr. Brooks leads the legal, regulatory, compliance and government relations functions of Equitable. Previously, he served as Deputy General Counsel for Equitable, where he expertly managed an array of complex state insurance and federal securities matters. Prior to joining Equitable, Mr. Brooks served as First Deputy Superintendent and Acting Superintendent for the New York State Insurance Department. He also served as Deputy Attorney General for Operations at the New York State Office of Attorney General. Mr. Brooks began his career as a Commercial Litigation Associate at Nixon, Hargrave Devans & Doyle, LLP. He is currently a board member of the National Organization of Life and Health Insurance Guarantee Associations, the Association of Life Insurance Counsel and the Insurance Federation of New York. Mr. Brooks received his Juris Doctor from the University of Michigan Law School, where he was a contributing editor of the Michigan Law Review, and a Bachelor of Arts in international relations from James Madison College at Michigan State University.

Seth Bernstein

Seth P. Bernstein was appointed President and Chief Executive Officer of AllianceBernstein (AB) in 2017. In 2018, he was appointed Senior Executive Vice President of Equitable Holdings. Prior to his appointment at AB, Bernstein had a distinguished 32-year career at JPMorgan Chase, most recently as managing director and global head of Managed Solutions & Strategy at J.P. Morgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment. Among other roles, Bernstein served as managing director and global head of Fixed Income & Currency for 10 years, concluding in 2012. Prior to that, he held the position of chief financial officer at JPMorgan Chase's Investment Management and Private Banking division. Bernstein holds a BA in political science and economics from Haverford College, and is a member of the Board of Managers of Haverford College.

Other Officers Name and Principal Business	Address Business Experience Within Past Five Years
Nick Lane

Nick Lane is President of Equitable, leading the company's Commercial Businesses and its Marketing and Digital functions. He is a member of the Equitable Holdings (NYSE: EQH) Management Committee. Mr. Lane has held many leadership roles in his nearly 15-year career with the company. Most recently, he served as CEO and President of AXA Japan, where he was responsible for a $5.4 billion annual revenue business and led a team of 9,000 employees and distributors. Prior to this, he was Senior Executive Director at Equitable with responsibility across the firm's commercial divisions. Among his key accomplishments are enhancing the business through product diversification and expanding the firm's distribution channels through alliances with property and casualty carriers. He also launched fee-based versions of the company's flagship variable annuity products to meet evolving financial advisor and customer needs. Mr. Lane also ran global strategy for AXA Group, where he led development and oversight of the company's five-year strategic plan and M&A portfolio screenings across 60 countries. In addition, he oversaw AXA Group's asset management business. Earlier in his career, Mr. Lane was a leader in the sales and marketing practice of the global management consulting firm McKinsey & Company. Mr. Lane currently serves on the Board of Directors for AllianceBernstein and has previously served on the boards of AXA Investment Managers, AXA Private Equity and AXA Real Estate Management. He has held leadership roles with key professional organizations, including Chairman of the Insured Retirement Institute (IRI) and Director at the Life Insurance Marketing and Research Association (LIMRA). Before joining the private sector, Mr. Lane served in the United States Marine Corps, earning the rank of Captain. He received an MBA from Harvard Business School and a Bachelor of Arts from Princeton University.

William Eckert

William Eckert is Chief Accounting Officer of Equitable Holdings, responsible for the company's accounting, tax and central finance departments, and a member of the Operating Committee for Equitable. Prior to joining the company, Mr. Eckert served as Senior Vice President, Corporate Controller and Principal Accounting Officer of Athene Holding Ltd. Previously, Mr. Eckert served as Corporate Controller at ProSight Specialty, and prior to that Chief Accounting Officer of Kohlberg Kravis Roberts & Co. He began his career with Deloitte & Touche LLP and held leadership roles at Selective Insurance Group, Inc. and Prudential Financial, Inc. Mr. Eckert holds a Bachelor of Science degree in business administration and accountancy from Miami University.

Aaron Sarfatti

Aaron Sarfatti is Chief Risk Officer of Equitable, responsible for the company's enterprise risk management function. In this role, he ensures that the company's disciplined approach to risk management helps drive business growth in a manner that delivers value for shareholders and customers. He is also a member of the Operating Committee for Equitable. Previously, Mr. Sarfatti served as Managing Director and Head of Strategy for the company's Life, Retirement and Wealth Management businesses. Mr. Sarfatti has more than 15 years of experience working in financial services, life insurance, asset management and retail banking. Prior to joining Equitable, he served as a partner with global management consulting firm Oliver Wyman in its North American Insurance Practice. This included a four-year role as head of the firm's New York office, where he led high profile firm engagements, including support of the NAIC's reform of VA capital standards and of the industry in its engagement with the US Treasury regarding the design of appropriate systemic risk regulations for the life insurance sector. Mr. Sarfatti received a Bachelor of Science in Engineering degree in computer science, with High Honors, from Princeton University. He has completed all the SOA exams necessary to be a credentialed actuary.

Other Officers Name and Principal Business	Address Business Experience Within Past Five Years
Stephanie Withers

Stephanie Withers is the Chief Auditor of Equitable Holdings and a member of the Equitable Operating Committee. Stephanie leads the Internal Audit function providing insight on the effectiveness of governance, risk management and control processes across the company. She reports to the CEO of Equitable Holdings and the Audit Committee of the Board of Directors. Before joining Equitable Holdings, Stephanie was Chief Credit Review Officer at SunTrust Bank, where she led the Internal Audit function and held positions in the Credit Review, Audit Services and Treasury departments. She helped engineer the transformation of the Internal Audit function into a high stature valued business partner. Earlier in her career, Stephanie spent more than a decade at The Coca-Cola Company in a variety of leadership roles. Stephanie received a Master's degree in International Management from the Thunderbird School of Global Management in Glendale, Arizona, and a Bachelor of Arts in French Literature from Scripps College in Claremont, California.

State regulation

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of the Company's operations at periodic intervals.

Telephone/fax transactions

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the policy. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone or fax instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone or fax transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Thursday, 8 AM to 7 PM, Eastern Time and Friday, 8 AM to 5 PM, Eastern Time.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.

COVID-19

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. Equity and financial markets have experienced increased volatility and negative returns, and interest rates have declined due to the COVID-19 pandemic and other market factors. Such events can adversely impact us and our operations. Management believes the Company is taking appropriate actions to mitigate the negative impact to our business and operations. However, the full impact of COVID-19 is unknown and cannot be reasonably estimated or predicted at this time as these events are still developing.

Moreover, these market conditions have impacted the performance of the funds underlying the variable investment options. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any contributions, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making contributions, transfers, or withdrawals, based on your individual circumstances.

Cybersecurity Risks and Catastrophic Events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

Legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Variable Account, our ability to meet our obligations under the policies, or the distribution of the policies.

Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees or for free by accessing the SEC's website at http://www.sec.gov.

Independent registered public accounting firm

The audited financial statements for each of the Variable Investment Options of Equitable America Variable Account L and the Company included in this prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein.

These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's offices are located at 300 Madison Avenue, New York, New York, 10017.

Financial statements

The audited financial statements for each of the Variable Investment Options of Equitable America Variable Account L and the Company are set forth herein.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. You should not consider the financial statements of the Company as affecting investment performance of assets in Equitable America Variable Account L. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules.

The complete registration statement and other filed documents for Equitable America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for Equitable America Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Our general obligations and any guaranteed benefits under the policy are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

Appendix I: Death Benefit Percentage For Guideline Premium/Cash Value Corridor Test

Attained Age	Applicable Percentage
40 and Under	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94-100	101

I-1

Appendix II: Monthly Per $1,000 Specified Amount Factors

Issue Age	Factor Per $1,000
0-17	$0.07
18-36	0.08
37	0.09
38	0.09
39	0.10
40	0.10
41	0.10
42	0.11
43	0.11
44	0.12
45	0.12
46	0.12
47	0.13
48	0.13
49	0.14
50	0.14
51	0.14
52	0.15
53	0.15
54	0.16
55	0.16
56	0.16
57	0.17
58	0.17
59	0.18
60	0.18
61	0.18
62	0.19
63	0.19
64	0.20
65	0.20
66	0.20
67	0.21
68	0.21
69	0.22
70	0.22
71	0.22
72	0.23
73	0.23
74	0.24
75	0.24
76	0.24
77	0.25
78	0.25
79	0.26
80	0.26
81	0.26
82	0.27
83	0.27
84	0.28
85	0.28

II-1

Appendix III: Guaranteed Death Benefit Rider

MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH

BENEFIT RIDER WITH TEN YEAR/AGE 70 GUARANTEE PERIOD

Monthly Guarantee Premium
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker Death Benefit Option 1	$229.17
Female age 45 Preferred Nonsmoker Death Benefit Option 1	$174.00
Male age 45 Standard Smoker Death Benefit Option 1	$379.83
Male age 45 Preferred Nonsmoker Death Benefit Option 2	$229.17
Male age 35 Preferred Nonsmoker Death Benefit Option 1	$155.83
Male age 55 Preferred Nonsmoker Death Benefit Option 1	$370.83

III-1

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

EQUITABLE AMERICA VARIABLE ACCOUNT L
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2019	FSA-4
Statement of Operations for Year Ended December 31, 2019	FSA-18
Statement of Changes in Net Assets for the Year Ended December 31, 2019	FSA-26
Statement of Changes in Net Assets for the Year Ended December 31, 2018	FSA-34
Notes to Financial Statements	FSA-42
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA
Report of Independent Registered Public Accounting Firm	F-1
Financial Statements — Statutory Basis:
Balance Sheets — Statutory Basis, December 31, 2019 and December 31, 2018	F-2
Statements of Operations — Statutory Basis, Years Ended December 31, 2019, 2018 and 2017	F-3
Statements of Changes in Capital and Surplus — Statutory Basis, Years Ended December 31, 2019, 2018 and 2017	F-4
Statements of Cash Flows — Statutory Basis, Years Ended December 31, 2019, 2018 and 2017	F-5
Notes to Financial Statements — Statutory Basis	F-6

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company of America and the Contractowners of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the variable investment options of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America indicated in the table below as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the variable investment options of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

1290 VT Equity Income

1290 VT GAMCO Small Company Value

1290 VT Socially Responsible

All Asset Growth-Alt 20

BNY Mellon Stock Index Fund, Inc.

CharterSM Multi-Sector Bond

CharterSM Small Cap Growth

EQ/AB Small Cap Growth

EQ/Aggressive Allocation

EQ/BlackRock Basic Value Equity

EQ/Capital Guardian Research

EQ/Conservative Allocation

EQ/Conservative-Plus Allocation

EQ/Core Bond Index

EQ/Global Equity Managed Volatility

EQ/Intermediate Government Bond

EQ/Janus Enterprise

EQ/Large Cap Growth Managed Volatility

EQ/Large Cap Value Managed Volatility

EQ/Large Cap Value Index

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value Managed Volatility

EQ/Moderate Allocation

EQ/Moderate-Plus Allocation

EQ/Money Market

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth & Income

Fidelity® VIP Contrafund® Portfolio

Franklin Income VIP Fund

Franklin Rising Dividends VIP Fund

Invesco Oppenheimer V.I. Global Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Technology Fund

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Overseas Portfolio

MFS® Utilities Series

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the variable investment options of Equitable America Variable

FSA-2

Account L of Equitable Financial Life Insurance Company of America in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Charlotte, North Carolina
April 21, 2020

We have served as the auditor of one or more of the variable investment options of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America since at least 1998. We have not been able to determine the specific year we began serving as auditor of the Separate Account.

FSA-3

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

	1290 VT Equity Income*	1290 VT GAMCO Small Company Value*	1290 VT Socially Responsible*	All Asset Growth-Alt 20*	BNY Mellon Stock Index Fund, Inc.	CharterSM Multi-Sector Bond*
Assets:
Investments in shares of the Portfolios, at fair value	$8,103,363	$65,661,694	$1,707,173	$54,931,626	$20,244,032	$906,577
Receivable for shares of the Portfolios sold	410	1,600	8	1,819	108	65
Receivable for policy-related transactions	424	6	37	1,443	64,199	—
Total Assets	8,104,197	65,663,300	1,707,218	54,934,888	20,308,339	906,642
Liabilities:
Payable for shares of the Portfolios purchased	422	—	36	1,397	64,191	—
Payable for policy-related transactions	411	1,600	8	1,819	109	65
Total Liabilities	833	1,600	44	3,216	64,300	65
Net Assets	$8,103,364	$65,661,700	$1,707,174	$54,931,672	$20,244,039	$906,577
Net Assets:
Accumulation Unit Values	$8,103,364	$65,661,700	$1,707,174	$54,931,672	$20,244,039	$906,577
Total Net Assets	$8,103,364	$65,661,700	$1,707,174	$54,931,672	$20,244,039	$906,577
Investments in shares of the Portfolios, at Cost	$9,400,733	$45,248,763	$1,152,945	$48,580,977	$12,479,777	$916,665

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-4

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	CharterSM Small Cap Growth*	EQ/AB Small Cap Growth*	EQ/Aggressive Allocation*	EQ/BlackRock Basic Value Equity*	EQ/Capital Guardian Research*	EQ/Conservative Allocation*
Assets:
Investments in shares of the Portfolios, at fair value	$11,610,320	$749,511	$1,182,541	$1,009,505	$5,081,036	$220,985
Receivable for shares of the Portfolios sold	87	24	8	30	197	39
Receivable for policy-related transactions	5,712	—	953	—	—	—
Total Assets	11,616,119	749,535	1,183,502	1,009,535	5,081,233	221,024
Liabilities:
Payable for shares of the Portfolios purchased	5,712	—	953	—	—	—
Payable for policy-related transactions	88	24	8	30	199	39
Total Liabilities	5,800	24	961	30	199	39
Net Assets	$11,610,319	$749,511	$1,182,541	$1,009,505	$5,081,034	$220,985
Net Assets:
Accumulation Unit Values	$11,610,319	$749,511	$1,182,541	$1,009,505	$5,081,034	$220,985
Total Net Assets	$11,610,319	$749,511	$1,182,541	$1,009,505	$5,081,034	$220,985
Investments in shares of the Portfolios, at Cost	$8,153,177	$699,493	$1,113,790	$734,195	$3,420,714	$223,284

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-5

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	EQ/Conservative- Plus Allocation*	EQ/Core Bond Index*	EQ/Global Equity Managed Volatility*	EQ/Intermediate Government Bond*	EQ/Janus Enterprise*	EQ/Large Cap Growth Managed Volatility*
Assets:
Investments in shares of the Portfolios, at fair value	$514,472	$10,521,952	$867,180	$3,369,424	$8,335,804	$9,578,240
Receivable for shares of the Portfolios sold	7	5,117	38	131	14,226	210
Receivable for policy-related transactions	—	259	19	4	—	—
Total Assets	514,479	10,527,328	867,237	3,369,559	8,350,030	9,578,450
Liabilities:
Payable for shares of the Portfolios purchased	—	257	—	4	—	—
Payable for policy-related transactions	7	5,117	57	132	14,226	211
Total Liabilities	7	5,374	57	136	14,226	211
Net Assets	$514,472	$10,521,954	$867,180	$3,369,423	$8,335,804	$9,578,239
Net Assets:
Accumulation Unit Values	$514,472	$10,521,954	$867,180	$3,369,423	$8,335,804	$9,578,239
Total Net Assets	$514,472	$10,521,954	$867,180	$3,369,423	$8,335,804	$9,578,239
Investments in shares of the Portfolios, at Cost	$511,271	$10,338,945	$620,848	$3,301,322	$6,490,220	$6,211,942

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-6

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	EQ/Large Cap Value Managed Volatility*	EQ/Large Cap Value Index*	EQ/Loomis Sayles Growth Portfolio*	EQ/MFS International Growth*	EQ/Mid Cap Index*	EQ/Mid Cap Value Managed Volatility*
Assets:
Investments in shares of the Portfolios, at fair value	$1,062,719	$7,490,174	$65,922,135	$12,246,240	$4,103,638	$10,619,790
Receivable for shares of the Portfolios sold	—	16	1,088	587	102	10,825
Receivable for policy-related transactions	75	48	3	4	—	119
Total Assets	1,062,794	7,490,238	65,923,226	12,246,831	4,103,740	10,630,734
Liabilities:
Payable for shares of the Portfolios purchased	75	48	—	—	—	103
Payable for policy-related transactions	—	16	1,088	587	102	10,840
Total Liabilities	75	64	1,088	587	102	10,943
Net Assets	$1,062,719	$7,490,174	$65,922,138	$12,246,244	$4,103,638	$10,619,791
Net Assets:
Accumulation Unit Values	$1,062,719	$7,490,174	$65,922,138	$12,246,244	$4,103,638	$10,619,791
Total Net Assets	$1,062,719	$7,490,174	$65,922,138	$12,246,244	$4,103,638	$10,619,791
Investments in shares of the Portfolios, at Cost	$738,747	$5,429,365	$47,036,342	$9,466,633	$2,788,304	$7,484,283

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-7

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	EQ/Moderate Allocation*	EQ/Moderate-Plus Allocation*	EQ/Money Market*	EQ/PIMCO Ultra Short Bond*	EQ/Quality Bond PLUS*	EQ/Small Company Index*
Assets:
Investments in shares of the Portfolios, at fair value	$2,882,166	$3,056,669	$7,044,912	$1,717,659	$4,148,941	$1,274,718
Receivable for shares of the Portfolios sold	8	453	3,933	95	72	128
Receivable for policy-related transactions	1,185	402	75	73	—	—
Total Assets	2,883,359	3,057,524	7,048,920	1,717,827	4,149,013	1,274,846
Liabilities:
Payable for shares of the Portfolios purchased	1,188	402	—	73	—	—
Payable for policy-related transactions	3	454	3,933	94	72	128
Total Liabilities	1,191	856	3,933	167	72	128
Net Assets	$2,882,168	$3,056,668	$7,044,987	$1,717,660	$4,148,941	$1,274,718
Net Assets:
Accumulation Unit Values	$2,882,168	$3,056,668	$7,044,987	$1,717,660	$4,148,941	$1,274,718
Total Net Assets	$2,882,168	$3,056,668	$7,044,987	$1,717,660	$4,148,941	$1,274,718
Investments in shares of the Portfolios, at Cost	$2,868,459	$2,993,004	$7,044,967	$1,732,127	$4,165,357	$1,191,625

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-8

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	EQ/T.Rowe Price Growth Stock*	EQ/UBS Growth & Income*	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco Oppenheimer V.I. Global Fund
Assets:
Investments in shares of the Portfolios, at fair value	$52,674,722	$17,436,674	$22,802,626	$5,950,038	$1,528,987	$2,994,517
Receivable for shares of the Portfolios sold	1,185	12,056	81	1	42	—
Receivable for policy-related transactions	1,260	491	5,173	188	—	45
Total Assets	52,677,167	17,449,221	22,807,880	5,950,227	1,529,029	2,994,562
Liabilities:
Payable for shares of the Portfolios purchased	1,260	491	5,173	188	—	45
Payable for policy-related transactions	1,198	12,060	86	1	42	—
Total Liabilities	2,458	12,551	5,259	189	42	45
Net Assets	$52,674,709	$17,436,670	$22,802,621	$5,950,038	$1,528,987	$2,994,517
Net Assets:
Accumulation Unit Values	$52,674,709	$17,436,670	$22,802,621	$5,950,038	$1,528,987	$2,994,517
Total Net Assets	$52,674,709	$17,436,670	$22,802,621	$5,950,038	$1,528,987	$2,994,517
Investments in shares of the Portfolios, at Cost	$26,368,016	$12,409,163	$16,869,532	$5,508,786	$1,263,216	$2,396,231

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
The accompanying notes are an integral part of these financial statements.
FSA-9

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio
Assets:
Investments in shares of the Portfolios, at fair value	$370,481	$404,778	$1,060,531	$414,246	$9,063,879	$17,543,297
Receivable for shares of the Portfolios sold	2	66	23	21	740	122
Receivable for policy-related transactions	—	—	—	—	—	11,032
Total Assets	370,483	404,844	1,060,554	414,267	9,064,619	17,554,451
Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	—	11,032
Payable for policy-related transactions	2	66	23	21	740	124
Total Liabilities	2	66	23	21	740	11,156
Net Assets	$370,481	$404,778	$1,060,531	$414,246	$9,063,879	$17,543,295
Net Assets:
Accumulation Unit Values	$370,481	$404,778	$1,060,531	$414,246	$9,063,879	$17,543,295
Total Net Assets	$370,481	$404,778	$1,060,531	$414,246	$9,063,879	$17,543,295
Investments in shares of the Portfolios, at Cost	$265,690	$326,181	$788,013	$273,481	$6,760,908	$9,833,761

The accompanying notes are an integral part of these financial statements.
FSA-10

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Assets:
Investments in shares of the Portfolios, at fair value	$17,338,577	$10,193,750	$3,337,284	$1,699,068	$2,439,965
Receivable for shares of the Portfolios sold	188	101	41	2	203
Receivable for policy-related transactions	546	6	8	19	—
Total Assets	17,339,311	10,193,857	3,337,333	1,699,089	2,440,168
Liabilities:
Payable for shares of the Portfolios purchased	546	—	—	—	—
Payable for policy-related transactions	190	101	48	21	203
Total Liabilities	736	101	48	21	203
Net Assets	$17,338,575	$10,193,756	$3,337,285	$1,699,068	$2,439,965
Net Assets:
Accumulation Unit Values	$17,338,575	$10,193,756	$3,337,285	$1,699,068	$2,439,965
Total Net Assets	$17,338,575	$10,193,756	$3,337,285	$1,699,068	$2,439,965
Investments in shares of the Portfolios, at Cost	$14,278,367	$6,034,041	$3,707,687	$1,313,670	$2,782,847

The accompanying notes are an integral part of these financial statements.
FSA-11

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

The following table provides the Portfolio shares held by the Variable Investment Options of the Variable Account.

	Share Class**	Portfolio Shares Held
1290 VT Equity Income	Class A	207,056
1290 VT Equity Income	Class B	1,601,893
1290 VT GAMCO Small Company Value	Class B	1,096,170
1290 VT Socially Responsible	Class A	93,785
1290 VT Socially Responsible	Class B	26,632
All Asset Growth-Alt 20	Class B	2,626,250
BNY Mellon Stock Index Fund, Inc.	Initial Shares	337,682
CharterSM Multi-Sector Bond	Class A	233,669
CharterSM Small Cap Growth	Class B	820,634
EQ/AB Small Cap Growth	Class A	41,061
EQ/Aggressive Allocation	Class B	102,819
EQ/BlackRock Basic Value Equity	Class B	42,901
EQ/Capital Guardian Research	Class A	194,098
EQ/Conservative Allocation	Class B	23,476
EQ/Conservative-Plus Allocation	Class B	52,817
EQ/Core Bond Index	Class A	1,043,748
EQ/Global Equity Managed Volatility	Class A	48,330
EQ/Intermediate Government Bond	Class A	324,422
EQ/Janus Enterprise	Class A	388,846
EQ/Large Cap Growth Managed Volatility	Class B	274,077
EQ/Large Cap Value Managed Volatility	Class A	58,061
EQ/Large Cap Value Index	Class A	813,863
EQ/Loomis Sayles Growth Portfolio	Class B	7,082,653
EQ/MFS International Growth	Class B	1,485,693
EQ/Mid Cap Index	Class A	279,623
EQ/Mid Cap Value Managed Volatility	Class A	644,398
EQ/Moderate Allocation	Class B	206,737
EQ/Moderate-Plus Allocation	Class B	275,609
EQ/Money Market	Class A	7,041,244
EQ/PIMCO Ultra Short Bond	Class B	174,152
EQ/Quality Bond PLUS	Class B	480,303
EQ/Small Company Index	Class A	116,191
EQ/T. Rowe Price Growth Stock	Class B	973,578
EQ/UBS Growth & Income	Class B	1,706,055
Fidelity® VIP Contrafund® Portfolio	Service Class	616,954
Franklin Income VIP Fund	Class 2	373,981
Franklin Rising Dividends VIP Fund	Class 2	56,650
Invesco Oppenheimer V.I. Global Fund	Service Class	71,383
Invesco V.I. Diversified Dividend Fund	Series 1	13,606
Invesco V.I. Global Core Equity Fund	Series 1	39,375
Invesco V.I. Health Care Fund	Series 1	35,082
Invesco V.I. Technology Fund	Series 1	15,213

The accompanying notes are an integral part of these financial statements.
FSA-12

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	Share Class**	Portfolio Shares Held
Janus Henderson Balanced Portfolio	Institutional Shares	229,582
Janus Henderson Enterprise Portfolio	Institutional Shares	205,281
Janus Henderson Forty Portfolio	Institutional Shares	304,546
Janus Henderson Forty Portfolio	Service Shares	92,050
Janus Henderson Global Research Portfolio	Institutional Shares	180,133
Janus Henderson Overseas Portfolio	Service Shares	104,617
MFS® Utilities Series	Initial Class	48,296
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative Class	214,975

**  Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Variable Account and is further categorized by share class and contract charges.

	Contract Charges*	Share Class**	Unit Value	Units Outstanding
1290 VT Equity Income	0.60%	Class A	$23.48	39,236
1290 VT Equity Income	0.35%	Class B	$31.18	323
1290 VT Equity Income	0.35%	Class B	$31.53	7,280
1290 VT Equity Income	0.35%	Class B	$32.72	64,384
1290 VT Equity Income	0.35%	Class B	$32.18	101,781
1290 VT Equity Income	0.75%	Class B	$26.60	58,663
1290 VT GAMCO Small Company Value	0.35%	Class B	$57.56	1,539
1290 VT GAMCO Small Company Value	0.35%	Class B	$74.97	11,150
1290 VT GAMCO Small Company Value	0.35%	Class B	$59.85	213,751
1290 VT GAMCO Small Company Value	0.35%	Class B	$79.40	237,283
1290 VT GAMCO Small Company Value	0.75%	Class B	$137.98	239,924
1290 VT Socially Responsible	0.35%	Class A	$19.92	5,510
1290 VT Socially Responsible	0.35%	Class A	$20.67	51,186
1290 VT Socially Responsible	0.75%	Class A	$21.70	7,732
1290 VT Socially Responsible	0.35%	Class B	$28.01	13,270
All Asset Growth-Alt 20	0.35%	Class B	$20.78	117
All Asset Growth-Alt 20	0.35%	Class B	$19.68	93,389
All Asset Growth-Alt 20	0.35%	Class B	$21.60	113,583
All Asset Growth-Alt 20	0.35%	Class B	$19.94	450,946
All Asset Growth-Alt 20	0.75%	Class B	$39.28	1,060,182
BNY Mellon Stock Index Fund, Inc.	0.35%	Initial Shares	$30.90	31,208
BNY Mellon Stock Index Fund, Inc.	0.35%	Initial Shares	$31.08	490,994
BNY Mellon Stock Index Fund, Inc.	0.75%	Initial Shares	$26.64	150,935

The accompanying notes are an integral part of these financial statements.
FSA-13

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding
CharterSM Multi-Sector Bond	0.35%	Class A	$16.63	54,514
CharterSM Small Cap Growth	0.35%	Class B	$27.70	1,140
CharterSM Small Cap Growth	0.35%	Class B	$40.00	14,258
CharterSM Small Cap Growth	0.35%	Class B	$27.84	124,523
CharterSM Small Cap Growth	0.35%	Class B	$41.11	161,144
CharterSM Small Cap Growth	0.75%	Class B	$24.84	36,886
EQ/AB Small Cap Growth	0.35%	Class A	$34.76	21,565
EQ/Aggressive Allocation	0.35%	Class B	$17.08	59,136
EQ/Aggressive Allocation	0.75%	Class B	$16.25	10,604
EQ/BlackRock Basic Value Equity	0.35%	Class B	$30.69	32,892
EQ/Capital Guardian Research	0.35%	Class A	$28.75	2,724
EQ/Capital Guardian Research	0.35%	Class A	$42.21	29,010
EQ/Capital Guardian Research	0.35%	Class A	$28.19	56,728
EQ/Capital Guardian Research	0.60%	Class A	$31.60	60,653
EQ/Capital Guardian Research	0.75%	Class A	$33.70	7,787
EQ/Conservative Allocation	0.35%	Class B	$13.82	11,226
EQ/Conservative Allocation	0.75%	Class B	$13.14	5,009
EQ/Conservative-Plus Allocation	0.35%	Class B	$14.86	23,891
EQ/Conservative-Plus Allocation	0.75%	Class B	$14.13	11,287
EQ/Core Bond Index	0.35%	Class A	$16.64	414
EQ/Core Bond Index	0.35%	Class A	$15.98	30,649
EQ/Core Bond Index	0.35%	Class A	$16.73	253,378
EQ/Core Bond Index	0.35%	Class A	$16.22	231,947
EQ/Core Bond Index	0.60%	Class A	$12.14	5,647
EQ/Core Bond Index	0.75%	Class A	$11.95	163,459
EQ/Global Equity Managed Volatility	0.35%	Class A	$51.67	16,783
EQ/Intermediate Government Bond	0.35%	Class A	$14.34	1,052
EQ/Intermediate Government Bond	0.35%	Class A	$16.86	3,413
EQ/Intermediate Government Bond	0.35%	Class A	$14.34	87,052
EQ/Intermediate Government Bond	0.35%	Class A	$16.81	79,932
EQ/Intermediate Government Bond	0.75%	Class A	$19.26	36,613
EQ/Janus Enterprise	0.35%	Class A	$27.88	741
EQ/Janus Enterprise	0.35%	Class A	$45.10	2,965
EQ/Janus Enterprise	0.35%	Class A	$28.08	229,374
EQ/Janus Enterprise	0.35%	Class A	$43.65	39,896
EQ/Large Cap Growth Managed Volatility	0.35%	Class B	$31.90	228,546
EQ/Large Cap Growth Managed Volatility	0.75%	Class B	$30.13	75,934

The accompanying notes are an integral part of these financial statements.
FSA-14

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding
EQ/Large Cap Value Managed Volatility	0.35%	Class A	$22.21	5
EQ/Large Cap Value Managed Volatility	0.35%	Class A	$22.85	46,496
EQ/Large Cap Value Index	0.35%	Class A	$29.87	2,260
EQ/Large Cap Value Index	0.35%	Class A	$31.75	3,072
EQ/Large Cap Value Index	0.35%	Class A	$31.75	182,882
EQ/Large Cap Value Index	0.35%	Class A	$31.58	48,108
EQ/Loomis Sayles Growth Portfolio	0.35%	Class B	$37.96	8,088
EQ/Loomis Sayles Growth Portfolio	0.35%	Class B	$36.87	128,203
EQ/Loomis Sayles Growth Portfolio	0.35%	Class B	$38.79	315,548
EQ/Loomis Sayles Growth Portfolio	0.35%	Class B	$37.91	1,187,510
EQ/Loomis Sayles Growth Portfolio	0.75%	Class B	$28.30	128,308
EQ/MFS International Growth	0.35%	Class B	$23.81	6,798
EQ/MFS International Growth	0.35%	Class B	$25.34	186,708
EQ/MFS International Growth	0.75%	Class B	$35.96	204,461
EQ/Mid Cap Index	0.35%	Class A	$35.38	4,011
EQ/Mid Cap Index	0.35%	Class A	$36.98	107,129
EQ/Mid Cap Value Managed Volatility	0.35%	Class A	$29.69	357,694
EQ/Moderate Allocation	0.35%	Class B	$15.09	132,275
EQ/Moderate Allocation	0.75%	Class B	$14.35	61,707
EQ/Moderate-Plus Allocation	0.35%	Class B	$16.25	156,758
EQ/Moderate-Plus Allocation	0.75%	Class B	$15.45	32,989
EQ/Money Market	0.35%	Class A	$11.21	344,915
EQ/Money Market	0.35%	Class A	$11.21	176,789
EQ/Money Market	0.60%	Class A	$10.82	10,928
EQ/Money Market	0.75%	Class A	$10.59	101,617
EQ/PIMCO Ultra Short Bond	0.35%	Class B	$14.17	1,029
EQ/PIMCO Ultra Short Bond	0.35%	Class B	$14.13	470
EQ/PIMCO Ultra Short Bond	0.35%	Class B	$14.25	84,827
EQ/PIMCO Ultra Short Bond	0.35%	Class B	$14.16	34,453
EQ/Quality Bond PLUS	0.35%	Class B	$19.47	8,264
EQ/Quality Bond PLUS	0.35%	Class B	$19.57	97,809
EQ/Quality Bond PLUS	0.75%	Class B	$25.95	79,913
EQ/Small Company Index	0.35%	Class A	$40.97	31,117
EQ/T. Rowe Price Growth Stock	0.35%	Class B	$35.01	75,583
EQ/T. Rowe Price Growth Stock	0.35%	Class B	$35.37	402,671
EQ/T. Rowe Price Growth Stock	0.75%	Class B	$70.31	508,982

The accompanying notes are an integral part of these financial statements.
FSA-15

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding
EQ/UBS Growth & Income	0.35%	Class B	$30.94	1,767
EQ/UBS Growth & Income	0.35%	Class B	$31.52	47,912
EQ/UBS Growth & Income	0.35%	Class B	$32.73	89,724
EQ/UBS Growth & Income	0.35%	Class B	$32.02	337,639
EQ/UBS Growth & Income	0.75%	Class B	$24.18	87,893
Fidelity® VIP Contrafund® Portfolio	0.35%	Service Class	$40.82	23,508
Fidelity® VIP Contrafund® Portfolio	0.35%	Service Class	$43.90	355,040
Fidelity® VIP Contrafund® Portfolio	0.75%	Service Class	$36.22	172,731
Franklin Income VIP Fund	0.35%	Class 2	$18.27	5,980
Franklin Income VIP Fund	0.35%	Class 2	$28.81	202,726
Franklin Rising Dividends VIP Fund	0.35%	Class 2	$40.08	38,150
Invesco Oppenheimer V.I. Global Fund	0.35%	Service Class	$44.94	66,631
Invesco V.I. Diversified Dividend Fund	0.35%	Series 1	$16.01	23,135
Invesco V.I. Global Core Equity Fund	0.35%	Series 1	$21.16	19,130
Invesco V.I. Health Care Fund	0.35%	Series 1	$38.94	117
Invesco V.I. Health Care Fund	0.35%	Series 1	$38.43	27,476
Invesco V.I. Technology Fund	0.35%	Series 1	$30.68	13,501
Janus Henderson Balanced Portfolio	0.35%	Institutional Shares	$36.92	12,205
Janus Henderson Balanced Portfolio	0.35%	Institutional Shares	$37.60	197,632
Janus Henderson Balanced Portfolio	0.75%	Institutional Shares	$34.56	34,231
Janus Henderson Enterprise Portfolio	0.35%	Institutional Shares	$28.91	31,824
Janus Henderson Enterprise Portfolio	0.35%	Institutional Shares	$34.88	408,913
Janus Henderson Enterprise Portfolio	0.75%	Institutional Shares	$44.62	52,890
Janus Henderson Forty Portfolio	0.35%	Institutional Shares	$45.68	15,824
Janus Henderson Forty Portfolio	0.35%	Institutional Shares	$48.22	180,759
Janus Henderson Forty Portfolio	0.75%	Institutional Shares	$33.95	120,110
Janus Henderson Forty Portfolio	0.35%	Service Shares	$58.48	544
Janus Henderson Forty Portfolio	0.35%	Service Shares	$58.01	65,357
Janus Henderson Global Research Portfolio	0.35%	Institutional Shares	$17.96	24,505
Janus Henderson Global Research Portfolio	0.35%	Institutional Shares	$20.40	359,177
Janus Henderson Global Research Portfolio	0.75%	Institutional Shares	$13.78	176,075
Janus Henderson Overseas Portfolio	0.35%	Service Shares	$29.30	721
Janus Henderson Overseas Portfolio	0.35%	Service Shares	$29.38	112,866
MFS® Utilities Series	0.35%	Initial Class	$58.74	199
MFS® Utilities Series	0.35%	Initial Class	$61.29	27,531

The accompanying notes are an integral part of these financial statements.
FSA-16

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

December 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding
PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.35%	Administrative Class	$23.61	330
PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.35%	Administrative Class	$21.50	2,120
PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.35%	Administrative Class	$23.52	65,102
PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.35%	Administrative Class	$22.68	37,710

*  Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Option.

**  Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The accompanying notes are an integral part of these financial statements.
FSA-17

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

	1290 VT Equity Income* 1/1/2019 to 12/31/2019	1290 VT GAMCO Small Company Value* 1/1/2019 to 12/31/2019	1290 VT Socially Responsible* 1/1/2019 to 12/31/2019	All Asset Growth-Alt 20* 1/1/2019 to 12/31/2019	BNY Mellon Stock Index Fund, Inc. 1/1/2019 to 12/31/2019	CharterSM Multi-Sector Bond* 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$176,460	$373,923	$14,244	$894,618	$319,978	$18,734
Expenses:
Asset-based charges	35,402	353,173	6,190	348,289	79,613	3,191
Net Investment Income (Loss)	141,058	20,750	8,054	546,329	240,365	15,543
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	(245,929)	2,001,286	60,562	543,678	617,510	(2,168)
Realized gain distribution from the Portfolios	102,954	1,657,289	25,798	2,032,127	937,464	—
Net realized gain (loss) on investments	(142,975)	3,658,575	86,360	2,575,805	1,554,974	(2,168)
Net change in unrealized appreciation (depreciation) of investments	1,646,753	9,199,951	316,234	5,743,430	3,104,388	44,311
Net Realized and Unrealized Gain (Loss) on Investments	1,503,778	12,858,526	402,594	8,319,235	4,659,362	42,143
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,644,836	$12,879,276	$410,648	$8,865,564	$4,899,727	$57,686

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-18

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2019

	CharterSM Small Cap Growth* 1/1/2019 to 12/31/2019	EQ/AB Small Cap Growth* 1/1/2019 to 12/31/2019	EQ/Aggressive Allocation* 1/1/2019 to 12/31/2019	EQ/BlackRock Basic Value Equity* 1/1/2019 to 12/31/2019	EQ/Capital Guardian Research* 1/1/2019 to 12/31/2019	EQ/Conservative Allocation* 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$210,240	$1,107	$17,368	$18,269	$26,906	$3,627
Expenses:
Asset-based charges	42,942	2,646	4,362	3,373	22,357	2,484
Net Investment Income (Loss)	167,298	(1,539)	13,006	14,896	4,549	1,143
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	496,376	11,420	4,198	45,689	193,868	3,918
Realized gain distribution from the Portfolios	1,115,859	65,247	86,229	45,276	556,786	10,444
Net realized gain (loss) on investments	1,612,235	76,667	90,427	90,965	750,654	14,362
Net change in unrealized appreciation (depreciation) of investments	1,289,514	101,595	124,191	96,953	554,370	15,888
Net Realized and Unrealized Gain (Loss) on Investments	2,901,749	178,262	214,618	187,918	1,305,024	30,250
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,069,047	$176,723	$227,624	$202,814	$1,309,573	$31,393

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-19

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Conservative-Plus Allocation* 1/1/2019 to 12/31/2019	EQ/Core Bond Index* 1/1/2019 to 12/31/2019	EQ/Global Equity Managed Volatility* 1/1/2019 to 12/31/2019	EQ/Intermediate Government Bond* 1/1/2019 to 12/31/2019	EQ/Janus Entreprise* 1/1/2019 to 12/31/2019	EQ/Large Cap Growth Managed Volatility* 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$8,013	$198,654	$11,015	$52,265	$1,321	$38,289
Expenses:
Asset-based charges	2,382	45,673	2,937	15,045	27,381	39,929
Net Investment Income (Loss)	5,631	152,981	8,078	37,220	(26,060)	(1,640)
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	(368)	21,188	27,343	9,656	166,621	371,053
Realized gain distribution from the Portfolios	18,451	—	23,479	—	495,406	734,822
Net realized gain (loss) on investments	18,083	21,188	50,822	9,656	662,027	1,105,875
Net change in unrealized appreciation (depreciation) of investments	36,745	433,326	124,453	80,673	1,677,782	1,408,340
Net Realized and Unrealized Gain (Loss) on Investments	54,828	454,514	175,275	90,329	2,339,809	2,514,215
Net Increase (Decrease) in Net Assets Resulting from Operations	$60,459	$607,495	$183,353	$127,549	$2,313,749	$2,512,575

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-20

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Large Cap Value Managed Volatility* 1/1/2019 to 12/31/2019	EQ/Large Cap Value Index* 1/1/2019 to 12/31/2019	EQ/Loomis Sayles Growth Portfolio* 1/1/2019 to 12/31/2019	EQ/MFS International Growth* 1/1/2019 to 12/31/2019	EQ/Mid Cap Index* 1/1/2019 to 12/31/2019	EQ/Mid Cap Value Managed Volatility* 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$19,374	$155,715	$16,310	$142,251	$42,846	$137,783
Expenses:
Asset-based charges	3,554	25,314	231,948	67,584	13,551	35,304
Net Investment Income (Loss)	15,820	130,401	(215,638)	74,667	29,295	102,479
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	49,779	298,224	1,745,934	215,794	72,244	340,738
Realized gain distribution from the Portfolios	60,896	384,607	3,515,179	349,203	156,170	568,526
Net realized gain (loss) on investments	110,675	682,831	5,261,113	564,997	228,414	909,264
Net change in unrealized appreciation (depreciation) of investments	99,034	794,060	11,352,314	2,030,231	583,187	1,300,947
Net Realized and Unrealized Gain (Loss) on Investments	209,709	1,476,891	16,613,427	2,595,228	811,601	2,210,211
Net Increase (Decrease) in Net Assets Resulting from Operations	$225,529	$1,607,292	$16,397,789	$2,669,895	$840,896	$2,312,690

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-21

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/Moderate Allocation* 1/1/2019 to 12/31/2019	EQ/Moderate-Plus Allocation* 1/1/2019 to 12/31/2019	EQ/Money Market* 1/1/2019 to 12/31/2019	EQ/PIMCO Ultra Short Bond* 1/1/2019 to 12/31/2019	EQ/Quality Bond PLUS* 1/1/2019 to 12/31/2019	EQ/Small Company Index* 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$45,308	$45,677	$112,422	$38,847	$64,909	$13,234
Expenses:
Asset-based charges	13,546	11,719	30,472	6,115	22,684	4,217
Net Investment Income (Loss)	31,762	33,958	81,950	32,732	42,225	9,017
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	413	4,797	13	197	(4,132)	5,478
Realized gain distribution from the Portfolios	131,864	181,422	363	—	—	75,933
Net realized gain (loss) on investments	132,277	186,219	376	197	(4,132)	81,411
Net change in unrealized appreciation (depreciation) of investments	227,685	267,845	(287)	4,958	164,705	169,811
Net Realized and Unrealized Gain (Loss) on Investments	359,962	454,064	89	5,155	160,573	251,222
Net Increase (Decrease) in Net Assets Resulting from Operations	$391,724	$488,022	$82,039	$37,887	$202,798	$260,239

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-22

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2019

	EQ/T.Rowe Price Growth Stock* 1/1/2019 to 12/31/2019	EQ/UBS Growth & Income* 1/1/2019 to 12/31/2019	Fidelity® VIP Contrafund® Portfolio 1/1/2019 to 12/31/2019	Franklin Income VIP Fund 1/1/2019 to 12/31/2019	Franklin Rising Dividends VIP Fund 1/1/2019 to 12/31/2019	Invesco Oppenheimer V.I. Global Fund 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$—	$78,473	$77,060	$307,169	$17,626	$17,787
Expenses:
Asset-based charges	308,334	64,382	99,392	20,424	4,971	9,679
Net Investment Income (Loss)	(308,334)	14,091	(22,332)	286,745	12,655	8,108
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	2,208,368	431,452	483,020	51,607	13,970	42,038
Realized gain distribution from the Portfolios	1,195,339	438,257	2,433,966	92,838	218,579	401,706
Net realized gain (loss) on investments	3,403,707	869,709	2,916,986	144,445	232,549	443,744
Net change in unrealized appreciation (depreciation) of investments	9,711,059	4,007,648	2,793,145	414,197	104,764	282,790
Net Realized and Unrealized Gain (Loss) on Investments	13,114,766	4,877,357	5,710,131	558,642	337,313	726,534
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,806,432	$4,891,448	$5,687,799	$845,387	$349,968	$734,642

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-23

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2019

	Invesco V.I. Diversified Dividend Fund 1/1/2019 to 12/31/2019	Invesco V.I. Global Core Equity Fund 1/1/2019 to 12/31/2019	Invesco V.I. Health Care Fund 1/1/2019 to 12/31/2019	Invesco V.I. Technology Fund 1/1/2019 to 12/31/2019	Janus Henderson Balanced Portfolio 1/1/2019 to 12/31/2019	Janus Henderson Enterprise Portfolio 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$10,304	$5,400	$405	$—	$164,995	$32,781
Expenses:
Asset-based charges	1,235	1,365	3,260	1,309	34,648	67,205
Net Investment Income (Loss)	9,069	4,035	(2,855)	(1,309)	130,347	(34,424)
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	12,561	12,623	10,497	9,282	171,290	712,679
Realized gain distribution from the Portfolios	19,121	26,870	22,515	32,360	235,119	966,052
Net realized gain (loss) on investments	31,682	39,493	33,012	41,642	406,409	1,678,731
Net change in unrealized appreciation (depreciation) of investments	36,164	42,422	231,877	71,172	1,155,297	3,150,537
Net Realized and Unrealized Gain (Loss) on Investments	67,846	81,915	264,889	112,814	1,561,706	4,829,268
Net Increase (Decrease) in Net Assets Resulting from Operations	$76,915	$85,950	$262,034	$111,505	$1,692,053	$4,794,844

The accompanying notes are an integral part of these financial statements.
FSA-24

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS (CONCLUDED)

For the Year Ended December 31, 2019

	Janus Henderson Forty Portfolio 1/1/2019 to 12/31/2019	Janus Henderson Global Research Portfolio 1/1/2019 to 12/31/2019	Janus Henderson Overseas Portfolio 1/1/2019 to 12/31/2019	MFS® Utilities Series 1/1/2019 to 12/31/2019	PIMCO Global Bond Opportunities Portfolio (Unhedged) 1/1/2019 to 12/31/2019
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$19,665	$95,738	$56,306	$64,570	$59,705
Expenses:
Asset-based charges	71,951	43,137	10,710	5,595	8,517
Net Investment Income (Loss)	(52,286)	52,601	45,596	58,975	51,188
Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	214,468	492,724	(68,361)	19,812	(49,487)
Realized gain distribution from the Portfolios	1,298,972	577,340	—	4,741	—
Net realized gain (loss) on investments	1,513,440	1,070,064	(68,361)	24,553	(49,487)
Net change in unrealized appreciation (depreciation) of investments	3,434,067	1,275,198	733,870	261,257	134,453
Net Realized and Unrealized Gain (Loss) on Investments	4,947,507	2,345,262	665,509	285,810	84,966
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,895,221	$2,397,863	$711,105	$344,785	$136,154

The accompanying notes are an integral part of these financial statements.
FSA-25

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	1290 VT Equity Income* 1/1/2019 to 12/31/2019	1290 VT GAMCO Small Company Value* 1/1/2019 to 12/31/2019	1290 VT Socially Responsible* 1/1/2019 to 12/31/2019	All Asset Growth-Alt 20* 1/1/2019 to 12/31/2019	BNY Mellon Stock Index Fund, Inc. 1/1/2019 to 12/31/2019	CharterSM Multi- Sector Bond* 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$141,058	$20,750	$8,054	$546,329	$240,365	$15,543
Net realized gain (loss) on investments	(142,975)	3,658,575	86,360	2,575,805	1,554,974	(2,168)
Net change in unrealized appreciation (depreciation) of investments	1,646,753	9,199,951	316,234	5,743,430	3,104,388	44,311
Net increase (decrease) in net assets resulting from operations	1,644,836	12,879,276	410,648	8,865,564	4,899,727	57,686
From Contractowners Transactions:
Payments received from Contractowners	379,897	2,473,095	77,256	4,310,302	827,967	75,412
Transfers between Variable Investment Options including guaranteed investment account, net	(28,032)	(1,097,148)	20,595	(926,915)	(134,179)	2,635
Redemptions for contract benefits and terminations	(649,072)	(4,053,135)	(141,062)	(2,989,476)	(927,023)	(81,012)
Contract maintenance charges	(511,652)	(3,026,359)	(98,064)	(4,008,436)	(1,013,614)	(64,797)
Net increase (decrease) in net assets resulting from contractowners transactions	(808,859)	(5,703,547)	(141,275)	(3,614,525)	(1,246,849)	(67,762)
Net increase (Decrease) in Net Assets	835,977	7,175,729	269,373	5,251,039	3,652,878	(10,076)
Net Assets - Beginning of Year	7,267,387	58,485,971	1,437,801	49,680,633	16,591,161	916,653
Net Assets - End of Year	$8,103,364	$65,661,700	$1,707,174	$54,931,672	$20,244,039	$906,577

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-26

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
For the Year Ended December 31, 2019

	CharterSM Small Cap Growth* 1/1/2019 to 12/31/2019	EQ/AB Small Cap Growth* 1/1/2019 to 12/31/2019	EQ/Aggressive Allocation* 1/1/2019 to 12/31/2019	EQ/BlackRock Basic Value Equity* 1/1/2019 to 12/31/2019	EQ/Capital Guardian Research* 1/1/2019 to 12/31/2019	EQ/Conservative Allocation* 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$167,298	$(1,539)	$13,006	$14,896	$4,549	$1,143
Net realized gain (loss) on investments	1,612,235	76,667	90,427	90,965	750,654	14,362
Net change in unrealized appreciation (depreciation) of investments	1,289,514	101,595	124,191	96,953	554,370	15,888
Net increase (decrease) in net assets resulting from operations	3,069,047	176,723	227,624	202,814	1,309,573	31,393
From Contractowners Transactions:
Payments received from Contractowners	580,316	30,634	80,678	60,066	200,053	25,698
Transfers between Variable Investment Options including guaranteed investment account, net	(103,282)	(3,869)	6,237	(43,217)	304	409,935
Redemptions for contract benefits and terminations	(958,380)	(87,609)	(14,756)	(97,953)	(350,221)	(464,671)
Contract maintenance charges	(719,177)	(37,187)	(74,771)	(52,228)	(238,648)	(39,985)
Net increase (decrease) in net assets resulting from contractowners transactions	(1,200,523)	(98,031)	(2,612)	(133,332)	(388,512)	(69,023)
Net increase (Decrease) in Net Assets	1,868,524	78,692	225,012	69,482	921,061	(37,630)
Net Assets - Beginning of Year	9,741,795	670,819	957,529	940,023	4,159,973	258,615
Net Assets - End of Year	$11,610,319	$749,511	$1,182,541	$1,009,505	$5,081,034	$220,985

*   Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-27

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
For the Year Ended December 31, 2019

	EQ/Conservative- Plus Allocation* 1/1/2019 to 12/31/2019	EQ/Core Bond Index* 1/1/2019 to 12/31/2019	EQ/Global Equity Managed Volatility* 1/1/2019 to 12/31/2019	EQ/Intermediate Government Bond* 1/1/2019 to 12/31/2019	EQ/Janus Entreprise* 1/1/2019 to 12/31/2019	EQ/Large Cap Growth Managed Volatility* 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$5,631	$152,981	$8,078	$37,220	$(26,060)	$(1,640)
Net realized gain (loss) on investments	18,083	21,188	50,822	9,656	662,027	1,105,875
Net change in unrealized appreciation (depreciation) of investments	36,745	433,326	124,453	80,673	1,677,782	1,408,340
Net increase (decrease) in net assets resulting from operations	60,459	607,495	183,353	127,549	2,313,749	2,512,575
From Contractowners Transactions:
Payments received from Contractowners	31,036	874,357	37,651	335,706	383,726	422,356
Transfers between Variable Investment Options including guaranteed investment account, net	(2,572)	118,638	2,669	45,173	45,700	(131,560)
Redemptions for contract benefits and terminations	(2,618)	(931,065)	(85,499)	(308,169)	(585,853)	(569,337)
Contract maintenance charges	(47,232)	(886,967)	(45,703)	(367,331)	(444,979)	(534,397)
Net increase (decrease) in net assets resulting from contractowners transactions	(21,386)	(825,037)	(90,882)	(294,621)	(601,406)	(812,938)
Net increase (Decrease) in Net Assets	39,073	(217,542)	92,471	(167,072)	1,712,343	1,699,637
Net Assets - Beginning of Year	475,399	10,739,496	774,709	3,536,495	6,623,461	7,878,602
Net Assets - End of Year	$514,472	$10,521,954	$867,180	$3,369,423	$8,335,804	$9,578,239

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-28

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
For the Year Ended December 31, 2019

	EQ/Large Cap Value Managed Volatility* 1/1/2019 to 12/31/2019	EQ/Large Cap Value Index* 1/1/2019 to 12/31/2019	EQ/Loomis Sayles Growth Portfolio* 1/1/2019 to 12/31/2019	EQ/MFS International Growth* 1/1/2019 to 12/31/2019	EQ/Mid Cap Index* 1/1/2019 to 12/31/2019	EQ/Mid Cap Value Managed Volatility* 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$15,820	$130,401	$(215,638)	$74,667	$29,295	$102,479
Net realized gain (loss) on investments	110,675	682,831	5,261,113	564,997	228,414	909,264
Net change in unrealized appreciation (depreciation) of investments	99,034	794,060	11,352,314	2,030,231	583,187	1,300,947
Net increase (decrease) in net assets resulting from operations	225,529	1,607,292	16,397,789	2,669,895	840,896	2,312,690
From Contractowners Transactions:
Payments received from Contractowners	65,405	369,670	2,776,863	658,498	163,424	601,323
Transfers between Variable Investment Options including guaranteed investment account, net	(18,724)	(25,908)	(106,921)	(48,552)	3,121	50,232
Redemptions for contract benefits and terminations	(111,580)	(760,744)	(4,308,350)	(772,339)	(141,394)	(770,997)
Contract maintenance charges	(57,327)	(429,244)	(3,741,803)	(664,450)	(189,104)	(661,676)
Net increase (decrease) in net assets resulting from contractowners transactions	(122,226)	(846,226)	(5,380,211)	(826,843)	(163,953)	(781,118)
Net increase (Decrease) in Net Assets	103,303	761,066	11,017,578	1,843,052	676,943	1,531,572
Net Assets - Beginning of Year	959,416	6,729,108	54,904,560	10,403,192	3,426,695	9,088,219
Net Assets - End of Year	$1,062,719	$7,490,174	$65,922,138	$12,246,244	$4,103,638	$10,619,791

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-29

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
For the Year Ended December 31, 2019

	EQ/Moderate Allocation* 1/1/2019 to 12/31/2019	EQ/Moderate- Plus Allocation* 1/1/2019 to 12/31/2019	EQ/Money Market* 1/1/2019 to 12/31/2019	EQ/PIMCO Ultra Short Bond* 1/1/2019 to 12/31/2019	EQ/Quality Bond PLUS* 1/1/2019 to 12/31/2019	EQ/Small Company Index* 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$31,762	$33,958	$81,950	$32,732	$42,225	$9,017
Net realized gain (loss) on investments	132,277	186,219	376	197	(4,132)	81,411
Net change in unrealized appreciation (depreciation) of investments	227,685	267,845	(287)	4,958	164,705	169,811
Net increase (decrease) in net assets resulting from operations	391,724	488,022	82,039	37,887	202,798	260,239
From Contractowners Transactions:
Payments received from Contractowners	205,988	175,492	820,731	160,066	363,093	54,627
Transfers between Variable Investment Options including guaranteed investment account, net	11,573	235,987	1,432,019	33,859	22,304	10,591
Redemptions for contract benefits and terminations	(220,271)	(108,239)	(1,562,991)	(125,464)	(149,247)	(47,144)
Contract maintenance charges	(191,917)	(208,871)	(854,827)	(145,166)	(361,131)	(65,206)
Net increase (decrease) in net assets resulting from contractowners transactions	(194,627)	94,369	(165,068)	(76,705)	(124,981)	(47,132)
Net increase (Decrease) in Net Assets	197,097	582,391	(83,029)	(38,818)	77,817	213,107
Net Assets - Beginning of Year	2,685,071	2,474,277	7,128,016	1,756,478	4,071,124	1,061,611
Net Assets - End of Year	$2,882,168	$3,056,668	$7,044,987	$1,717,660	$4,148,941	$1,274,718

*   Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-30

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
For the Year Ended December 31, 2019

	EQ/T.Rowe Price Growth Stock* 1/1/2019 to 12/31/2019	EQ/UBS Growth & Income* 1/1/2019 to 12/31/2019	Fidelity® VIP Contrafund® Portfolio 1/1/2019 to 12/31/2019	Franklin Income VIP Fund 1/1/2019 to 12/31/2019	Franklin Rising Dividends VIP Fund 1/1/2019 to 12/31/2019	Invesco Oppenheimer V.I. Global Fund 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(308,334)	$14,091	$(22,332)	$286,745	$12,655	$8,108
Net realized gain (loss) on investments	3,403,707	869,709	2,916,986	144,445	232,549	443,744
Net change in unrealized appreciation (depreciation) of investments	9,711,059	4,007,648	2,793,145	414,197	104,764	282,790
Net increase (decrease) in net assets resulting from operations	12,806,432	4,891,448	5,687,799	845,387	349,968	734,642
From Contractowners Transactions:
Payments received from Contractowners	2,280,841	925,412	964,231	393,665	47,491	130,843
Transfers between Variable Investment Options including guaranteed investment account, net	(987,385)	4,935	(247,820)	(165,006)	(5,576)	(52,345)
Redemptions for contract benefits and terminations	(2,619,337)	(1,168,696)	(1,546,645)	(391,008)	(34,585)	(126,502)
Contract maintenance charges	(2,292,553)	(1,224,667)	(1,265,656)	(384,608)	(60,482)	(133,239)
Net increase (decrease) in net assets resulting from contractowners transactions	(3,618,434)	(1,463,016)	(2,095,890)	(546,957)	(53,152)	(181,243)
Net increase (Decrease) in Net Assets	9,187,998	3,428,433	3,591,909	298,430	296,816	553,399
Net Assets - Beginning of Year	43,486,711	14,008,237	19,210,712	5,651,608	1,232,171	2,441,118
Net Assets - End of Year	$52,674,709	$17,436,670	$22,802,621	$5,950,038	$1,528,987	$2,994,517

*   Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
The accompanying notes are an integral part of these financial statements.
FSA-31

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
For the Year Ended December 31, 2019

	Invesco V.I. Diversified Dividend Fund 1/1/2019 to 12/31/2019	Invesco V.I. Global Core Equity Fund 1/1/2019 to 12/31/2019	Invesco V.I. Health Care Fund 1/1/2019 to 12/31/2019	Invesco V.I. Technology Fund 1/1/2019 to 12/31/2019	Janus Henderson Balanced Portfolio 1/1/2019 to 12/31/2019	Janus Henderson Enterprise Portfolio 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$9,069	$4,035	$(2,855)	$(1,309)	$130,347	$(34,424)
Net realized gain (loss) on investments	31,682	39,493	33,012	41,642	406,409	1,678,731
Net change in unrealized appreciation (depreciation) of investments	36,164	42,422	231,877	71,172	1,155,297	3,150,537
Net increase (decrease) in net assets resulting from operations	76,915	85,950	262,034	111,505	1,692,053	4,794,844
From Contractowners Transactions:
Payments received from Contractowners	18,965	24,081	33,557	16,014	450,410	532,533
Transfers between Variable Investment Options including guaranteed investment account, net	3,034	(393)	6,199	229	133,357	(106,075)
Redemptions for contract benefits and terminations	(41,199)	(53,246)	(34,350)	(20,746)	(439,826)	(989,115)
Contract maintenance charges	(15,927)	(23,656)	(54,933)	(16,793)	(568,783)	(852,425)
Net increase (decrease) in net assets resulting from contractowners transactions	(35,127)	(53,214)	(49,527)	(21,296)	(424,842)	(1,415,082)
Net increase (Decrease) in Net Assets	41,788	32,736	212,507	90,209	1,267,211	3,379,762
Net Assets - Beginning of Year	328,693	372,042	848,024	324,037	7,796,668	14,163,533
Net Assets - End of Year	$370,481	$404,778	$1,060,531	$414,246	$9,063,879	$17,543,295

The accompanying notes are an integral part of these financial statements.
FSA-32

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)
For the Year Ended December 31, 2019

	Janus Henderson Forty Portfolio 1/1/2019 to 12/31/2019	Janus Henderson Global Research Portfolio 1/1/2019 to 12/31/2019	Janus Henderson Overseas Portfolio 1/1/2019 to 12/31/2019	MFS® Utilities Series 1/1/2019 to 12/31/2019	PIMCO Global Bond Opportunities Portfolio (Unhedged) 1/1/2019 to 12/31/2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(52,286)	$52,601	$45,596	$58,975	$51,188
Net realized gain (loss) on investments	1,513,440	1,070,064	(68,361)	24,553	(49,487)
Net change in unrealized appreciation (depreciation) of investments	3,434,067	1,275,198	733,870	261,257	134,453
Net increase (decrease) in net assets resulting from operations	4,895,221	2,397,863	711,105	344,785	136,154
From Contractowners Transactions:
Payments received from Contractowners	650,301	544,478	226,863	76,098	165,422
Transfers between Variable Investment Options including guaranteed investment account, net	(210,671)	(224,046)	(9,139)	(25,414)	51,396
Redemptions for contract benefits and terminations	(1,117,265)	(743,785)	(207,956)	(57,112)	(204,108)
Contract maintenance charges	(884,406)	(620,405)	(170,067)	(70,132)	(160,920)
Net increase (decrease) in net assets resulting from contractowners transactions	(1,562,041)	(1,043,758)	(160,299)	(76,560)	(148,210)
Net increase (Decrease) in Net Assets	3,333,180	1,354,105	550,806	268,225	(12,056)
Net Asset - Beginning of Year	14,005,395	8,839,651	2,786,479	1,430,843	2,452,021
Net Assets - End of Year	$17,338,575	$10,193,756	$3,337,285	$1,699,068	$2,439,965

The accompanying notes are an integral part of these financial statements.
FSA-33

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2018

	1290 VT Equity Income* 1/1/2018 to 12/31/2018	1290 VT GAMCO Small Company Value* 1/1/2018 to 12/31/2018	1290 VT Socially Responsible* 1/1/2018 to 12/31/2018	All Asset Growth-Alt 20* 1/1/2018 to 12/31/2018	BNY Mellon Stock Index Fund, Inc. 1/1/2018 to 12/31/2018	CharterSM Multi-Sector Bond* 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$128,616	$(14,076)	$8,412	$605,622	$226,878	$17,383
Net realized gain (loss) on investments	2,278,638	6,250,065	97,786	2,736,136	1,055,794	(4,413)
Net change in unrealized appreciation (depreciation) of investments	(3,393,178)	(17,455,705)	(170,454)	(7,749,019)	(2,124,699)	(21,438)
Net increase (decrease) in net assets resulting from operations	(985,924)	(11,219,716)	(64,256)	(4,407,261)	(842,027)	(8,468)
From Contractowners Transactions:
Payments received from Contractowners	480,802	2,884,591	78,449	4,938,425	1,088,261	96,608
Transfers between Variable Investment Options including guaranteed investment account, net	278,144	(1,625,804)	(28,618)	(1,735,080)	(229,128)	(4,163)
Redemptions for contract benefits and terminations	(477,183)	(5,300,501)	(130,842)	(3,054,849)	(930,165)	(64,471)
Contract maintenance charges	(501,627)	(3,064,917)	(93,537)	(4,069,231)	(980,796)	(66,814)
Net increase (decrease) in net assets resulting from contractowners transactions	(219,864)	(7,106,631)	(174,548)	(3,920,735)	(1,051,828)	(38,840)
Net increase (Decrease) in Net Assets	(1,205,788)	(18,326,347)	(238,804)	(8,327,996)	(1,893,855)	(47,308)
Net Assets - Beginning of Year	8,473,175	76,812,318	1,676,605	58,008,629	18,485,016	963,961
Net Assets - End of Year	$7,267,387	$58,485,971	$1,437,801	$49,680,633	$16,591,161	$916,653

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-34

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2018

	CharterSM Small Cap Growth* 1/1/2018 to 12/31/2018	EQ/AB Small Cap Growth* 1/1/2018 to 12/31/2018	EQ/Aggressive Allocation* 1/1/2018 to 12/31/2018	EQ/BlackRock Basic Value Equity* 1/1/2018 to 12/31/2018	EQ/Capital Guardian Research* 1/1/2018 to 12/31/2018	EQ/Conservative Allocation* 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$364,105	$(1,903)	$12,644	$13,328	$4,597	$2,578
Net realized gain (loss) on investments	1,386,881	140,137	69,942	120,959	802,644	4,708
Net change in unrealized appreciation (depreciation) of investments	(2,208,120)	(193,192)	(176,437)	(219,763)	(1,019,497)	(12,965)
Net increase (decrease) in net assets resulting from operations	(457,134)	(54,958)	(93,851)	(85,476)	(212,256)	(5,679)
From Contractowners Transactions:
Payments received from Contractowners	702,316	49,964	76,788	65,651	233,589	29,299
Transfers between Variable Investment Options including guaranteed investment account, net	(179,078)	(37,324)	26,099	(15,212)	(159,958)	(13,446)
Redemptions for contract benefits and terminations	(693,091)	(39,409)	(47,500)	(55,956)	(258,587)	(46,420)
Contract maintenance charges	(720,257)	(38,811)	(60,174)	(52,217)	(241,226)	(35,266)
Net increase (decrease) in net assets resulting from contractowners transactions	(890,110)	(65,580)	(4,787)	(57,734)	(426,182)	(65,833)
Net increase (Decrease) in Net Assets	(1,347,244)	(120,538)	(98,638)	(143,210)	(638,438)	(71,512)
Net Assets - Beginning of Year	11,089,039	791,357	1,056,167	1,083,233	4,798,411	330,127
Net Assets - End of Year	$9,741,795	$670,819	$957,529	$940,023	$4,159,973	$258,615

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-35

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2018

	EQ/Conservative- Plus Allocation* 1/1/2018 to 12/31/2018	EQ/Core Bond Index* 1/1/2018 to 12/31/2018	EQ/Global Equity Managed Volatility* 1/1/2018 to 12/31/2018	EQ/Intermediate Government Bond* 1/1/2018 to 12/31/2018	EQ/Janus Entreprise* 1/1/2018 to 12/31/2018	EQ/Large Cap Growth Managed Volatility* 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$5,107	$156,611	$6,082	$28,882	$(26,271)	$3,148
Net realized gain (loss) on investments	21,656	(27,197)	112,678	(5,637)	505,827	1,230,652
Net change in unrealized appreciation (depreciation) of investments	(46,823)	(160,238)	(230,454)	(14,388)	(589,747)	(1,462,757)
Net increase (decrease) in net assets resulting from operations	(20,060)	(30,824)	(111,694)	8,857	(110,191)	(228,957)
From Contractowners Transactions:
Payments received from Contractowners	38,495	1,047,726	70,513	390,989	456,286	474,661
Transfers between Variable Investment Options including guaranteed investment account, net	(668)	(162,277)	(36,669)	(169,601)	(195,458)	(218,448)
Redemptions for contract benefits and terminations	(23,939)	(727,731)	(78,193)	(225,618)	(341,134)	(657,094)
Contract maintenance charges	(47,505)	(878,123)	(44,014)	(374,129)	(425,764)	(525,740)
Net increase (decrease) in net assets resulting from contractowners transactions	(33,617)	(720,405)	(88,363)	(378,359)	(506,070)	(926,621)
Net increase (Decrease) in Net Assets	(53,677)	(751,229)	(200,057)	(369,502)	(616,261)	(1,155,578)
Net Assets - Beginning of Year	529,076	11,490,725	974,766	3,905,997	7,239,722	9,034,180
Net Assets - End of Year	$475,399	$10,739,496	$774,709	$3,536,495	$6,623,461	$7,878,602

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-36

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2018

	EQ/Large Cap Value Managed Volatility* 1/1/2018 to 12/31/2018	EQ/Large Cap Value Index* 1/1/2018 to 12/31/2018	EQ/Loomis Sayles Growth* 1/1/2018 to 12/31/2018	EQ/MFS International Growth* 1/1/2018 to 12/31/2018	EQ/Mid Cap Index* 1/1/2018 to 12/31/2018	EQ/Mid Cap Value Managed Volatility* 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$23,134	$126,259	$(176,049)	$30,311	$28,150	$91,586
Net realized gain (loss) on investments	106,337	549,579	7,688,369	1,407,590	412,648	1,390,393
Net change in unrealized appreciation (depreciation) of investments	(238,690)	(1,357,633)	(9,135,420)	(2,593,135)	(902,595)	(2,924,308)
Net increase (decrease) in net assets resulting from operations	(109,219)	(681,795)	(1,623,100)	(1,155,234)	(461,797)	(1,442,329)
From Contractowners Transactions:
Payments received from Contractowners	79,672	488,545	3,097,130	707,371	185,226	645,291
Transfers between Variable Investment Options including guaranteed investment account, net	(40,878)	(132,221)	(895,041)	(157,705)	(61,899)	(374,722)
Redemptions for contract benefits and terminations	(71,869)	(329,981)	(3,292,964)	(848,360)	(119,093)	(738,208)
Contract maintenance charges	(58,367)	(418,684)	(3,581,477)	(646,217)	(188,286)	(615,014)
Net increase (decrease) in net assets resulting from contractowners transactions	(91,442)	(392,341)	(4,672,352)	(944,911)	(184,052)	(1,082,653)
Net increase (Decrease) in Net Assets	(200,661)	(1,074,136)	(6,295,452)	(2,100,145)	(645,849)	(2,524,982)
Net Assets - Beginning of Year	1,160,077	7,803,244	61,200,012	12,503,337	4,072,544	11,613,201
Net Assets - End of Year	$959,416	$6,729,108	$54,904,560	$10,403,192	$3,426,695	$9,088,219

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-37

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2018

	EQ/Moderate Allocation* 1/1/2018 to 12/31/2018	EQ/Moderate- Plus Allocation* 1/1/2018 to 12/31/2018	EQ/Money Market* 1/1/2018 to 12/31/2018	EQ/PIMCO Ultra Short Bond* 1/1/2018 to 12/31/2018	EQ/Quality Bond PLUS* 1/1/2018 to 12/31/2018	EQ/Small Company Index* 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$31,287	$31,818	$61,738	$28,160	$46,679	$7,481
Net realized gain (loss) on investments	124,826	153,504	70	1,272	(26,103)	129,549
Net change in unrealized appreciation (depreciation) of investments	(309,051)	(376,548)	280	(18,418)	(44,301)	(270,425)
Net increase (decrease) in net assets resulting from operations	(152,938)	(191,226)	62,088	11,014	(23,725)	(133,395)
From Contractowners Transactions:
Payments received from Contractowners	252,350	189,990	934,849	172,452	415,704	60,126
Transfers between Variable Investment Options including guaranteed investment account, net	46,774	(15,597)	2,635,226	(55,256)	(183,867)	(47,755)
Redemptions for contract benefits and terminations	(320,018)	(43,099)	(3,885,092)	(55,193)	(208,406)	(58,095)
Contract maintenance charges	(174,547)	(256,904)	(841,374)	(137,374)	(358,446)	(65,576)
Net increase (decrease) in net assets resulting from contractowners transactions	(195,441)	(125,610)	(1,156,391)	(75,371)	(335,015)	(111,300)
Net increase (Decrease) in Net Assets	(348,379)	(316,836)	(1,094,303)	(64,357)	(358,740)	(244,695)
Net Assets - Beginning of Year	3,033,450	2,791,113	8,222,319	1,820,835	4,429,864	1,306,306
Net Assets - End of Year	$2,685,071	$2,474,277	$7,128,016	$1,756,478	$4,071,124	$1,061,611

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-38

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2018

	EQ/T.Rowe Price Growth Stock* 1/1/2018 to 12/31/2018	EQ/UBS Growth & Income* 1/1/2018 to 12/31/2018	Fidelity® VIP Contrafund® Portfolio 1/1/2018 to 12/31/2018	Franklin Income VIP Fund 1/1/2018 to 12/31/2018	Franklin Rising Dividends VIP Fund 1/1/2018 to 12/31/2018	Invesco Oppenheimer V.I. Global Fund 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(312,651)	$(10,617)	$29,648	$275,966	$12,783	$11,753
Net realized gain (loss) on investments	6,604,332	2,463,340	2,545,499	49,590	116,252	271,970
Net change in unrealized appreciation (depreciation) of investments	(6,956,269)	(4,642,889)	(3,947,118)	(600,320)	(196,972)	(672,081)
Net increase (decrease) in net assets resulting from operations	(664,588)	(2,190,166)	(1,371,971)	(274,764)	(67,937)	(388,358)
From Contractowners Transactions:
Payments received from Contractowners	2,482,519	1,116,856	1,166,826	508,798	53,176	152,946
Transfers between Variable Investment Options including guaranteed investment account, net	(1,154,631)	(270,323)	(498,938)	(105,708)	(79,964)	(41,397)
Redemptions for contract benefits and terminations	(3,583,932)	(1,100,529)	(1,182,855)	(374,821)	(30,278)	(134,815)
Contract maintenance charges	(2,314,950)	(1,162,380)	(1,261,706)	(376,262)	(57,855)	(134,256)
Net increase (decrease) in net assets resulting from contractowners transactions	(4,570,994)	(1,416,376)	(1,776,673)	(347,993)	(114,921)	(157,522)
Net increase (Decrease) in Net Assets	(5,235,582)	(3,606,542)	(3,148,644)	(622,757)	(182,858)	(545,880)
Net Assets - Beginning of Year	48,722,293	17,614,779	22,359,356	6,274,365	1,415,029	2,986,998
Net Assets - End of Year	$43,486,711	$14,008,237	$19,210,712	$5,651,608	$1,232,171	$2,441,118

*  Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.
FSA-39

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

For the Year Ended December 31, 2018

	Invesco V.I. Diversified Dividend Fund 1/1/2018 to 12/31/2018	Invesco V.I. Global Core Equity Fund 1/1/2018 to 12/31/2018	Invesco V.I. Health Care Fund 1/1/2018 to 12/31/2018	Invesco V.I. Technology Fund 1/1/2018 to 12/31/2018	Janus Henderson Balanced Portfolio 1/1/2018 to 12/31/2018	Janus Henderson Enterprise Portfolio 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$7,202	$3,201	$(3,168)	$(1,281)	$145,113	$(26,587)
Net realized gain (loss) on investments	19,495	15,184	130,266	25,936	383,315	1,338,946
Net change in unrealized appreciation (depreciation) of investments	(54,821)	(86,331)	(121,534)	(25,688)	(486,714)	(1,341,034)
Net increase (decrease) in net assets resulting from operations	(28,124)	(67,946)	5,564	(1,033)	41,714	(28,675)
From Contractowners Transactions:
Payments received from Contractowners	21,161	32,329	36,234	17,419	454,558	663,438
Transfers between Variable Investment Options including guaranteed investment account, net	(5,249)	7,643	(2,478)	1,578	(26,357)	(247,901)
Redemptions for contract benefits and terminations	(8,792)	(33,073)	(45,995)	(20,746)	(429,228)	(775,853)
Contract maintenance charges	(15,163)	(26,195)	(48,791)	(16,104)	(534,867)	(766,905)
Net increase (decrease) in net assets resulting from contractowners transactions	(8,043)	(19,296)	(61,030)	(17,853)	(535,894)	(1,127,221)
Net increase (Decrease) in Net Assets	(36,167)	(87,242)	(55,466)	(18,886)	(494,180)	(1,155,896)
Net Assets - Beginning of Year	364,860	459,284	903,490	342,923	8,290,848	15,319,429
Net Assets - End of Year	$328,693	$372,042	$848,024	$324,037	$7,796,668	$14,163,533

The accompanying notes are an integral part of these financial statements.
FSA-40

EQUITABLE AMERICA VARIABLE ACCOUNT L
OF EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)

For the Year Ended December 31, 2018

	Janus Henderson Forty Portfolio 1/1/2018 to 12/31/2018	Janus Henderson Global Research Portfolio 1/1/2018 to 12/31/2018	Janus Henderson Overseas Portfolio 1/1/2018 to 12/31/2018	MFS® Utilities Series 1/1/2018 to 12/31/2018	PIMCO Global Bond Opportunities Portfolio (Unhedged) 1/1/2018 to 12/31/2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(69,476)	$68,419	$43,376	$11,219	$157,539
Net realized gain (loss) on investments	2,328,418	422,095	(64,159)	16,145	(17,380)
Net change in unrealized appreciation (depreciation) of investments	(1,957,748)	(1,160,111)	(489,158)	(17,039)	(256,901)
Net increase (decrease) in net assets resulting from operations	301,194	(669,597)	(509,941)	10,325	(116,742)
From Contractowners Transactions:
Payments received from Contractowners	676,291	657,095	261,050	92,628	223,715
Transfers between Variable Investment Options including guaranteed investment account, net	(294,995)	(198,541)	(31,230)	(14,175)	12,043
Redemptions for contract benefits and terminations	(597,759)	(568,884)	(210,146)	(79,063)	(92,199)
Contract maintenance charges	(754,690)	(588,086)	(170,676)	(65,361)	(152,508)
Net increase (decrease) in net assets resulting from contractowners transactions	(971,153)	(698,416)	(151,002)	(65,971)	(8,949)
Net increase (Decrease) in Net Assets	(669,959)	(1,368,013)	(660,943)	(55,646)	(125,691)
Net Assets - Beginning of Year	14,675,354	10,207,664	3,447,422	1,486,489	2,577,712
Net Assets - End of Year	$14,005,395	$8,839,651	$2,786,479	$1,430,843	$2,452,021

The accompanying notes are an integral part of these financial statements.
FSA-41

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1.  ORGANIZATION

Equitable America Variable Account L (the "Variable Account" and formerly known as MONY America Variable Account L) was established by Equitable Financial Life Insurance Company of America ("Equitable Financial" and formerly known as "MONY Life Insurance Company of America") on February 19, 1985. Equitable Financial changed its name effective December 13, 2019, and the Variable Account changed its name subsequent to December 31, 2019. On October 1, 2013, Equitable Financial entered into a reinsurance agreement with AXA Protective Life Insurance Company ("Protective Life") to reinsure an in-force book of life insurance and annuity policies written primarily prior to 2004.

The Variable Account is registered with the United States Securities and Exchange Commission ("SEC"), and operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP").

The Variable Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AXA Premier VIP Trust ("VIP"), BNY Mellon Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity® Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, PIMCO Variable Insurance Trust, (collectively, "the Trusts"). The Trusts are registered with the SEC under the 1940 Act as open-ended, investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Variable Account.

The Variable Account consists of the following Variable Investment Options ("Portfolios")

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Technology Fund

Invesco Oppenheimer V.I. Global Fund(1)

AXA Premier VIP Trust*

EQ/Aggressive Allocation(2)

EQ/Conservative Allocation(3)

EQ/Conservative-Plus Allocation(4)

EQ/Moderate Allocation(5)

EQ/Moderate-Plus Allocation(6)

CharterSM Multi-Sector Bond

CharterSM Small Cap Growth

BNY Mellon Investment Adviser, Inc.

BNY Mellon Stock Index Fund, Inc.(7)

EQ Advisors Trust*

1290 VT Equity Income

1290 VT GAMCO Small Company Value

1290 VT Socially Responsible

All Asset Growth-Alt 20

EQ/AB Small Cap Growth(8)

EQ/BlackRock Basic Value Equity

EQ/Capital Guardian Research

EQ/Core Bond Index

EQ/Global Equity Managed Volatility(9)

EQ/Intermediate Government Bond

EQ/Janus Enterprise(10)

EQ/Large Cap Growth Managed Volatility(11)

EQ/Large Cap Value Managed Volatility(12)

EQ/Large Cap Value Index

EQ/Loomis Sayles Growth(13)

EQ/MFS International Growth

EQ/Mid Cap Index

FSA-42

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

1.  ORGANIZATION

EQ/Mid Cap Value Managed Volatility(14)

EQ/Money Market

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth & Income

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

Franklin Templeton Variable Insurance Products Trust

Franklin Income VIP Fund

Franklin Rising Dividends VIP Fund

Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Overseas Portfolio

MFS® Variable Insurance Trust

MFS® Utilities Series

PIMCO Variable Insurance Trust

PIMCO Global Bond Opportunities Portfolio (Unhedged)

(1)  Formerly known as Oppenheimer Global Fund/VA

(2)  Formerly known as AXA Aggressive Allocation

(3)  Formerly known as AXA Conservative Allocation

(4)  Formerly known as AXA Conservative-Plus Allocation

(5)  Formerly known as AXA Moderate Allocation

(6)  Formerly known as AXA Moderate-Plus Allocation

(7)  Formerly known as Dreyfus Stock Index Fund, Inc.

(8)  Formerly known as AXA/AB Small Cap Growth

(9)  Formerly known as AXA Global Equity Managed Volatility

(10)  Formerly known as AXA/Janus Enterprise

(11)  Formerly known as AXA Large Cap Growth Managed Volatility

(12)  Formerly known as AXA Large Cap Value Managed Volatility

(13)  Formerly known as AXA/Loomis Sayles Growth

(14)  Formerly known as AXA Mid Cap Value Managed Volatility

The Variable Account holds assets that are segregated from all of Equitable Financial's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, and MONY Variable Universal Life), and Survivorship Variable Universal Life (collectively, the "Variable Life Policies"). These policies are issued by Equitable Financial, which is a wholly-owned subsidiary of AXA Equitable Holdings, LLC.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished or segregated from those of Equitable Financial's other assets and liabilities. The assets of the Variable Account are the property of Equitable Financial. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct.

The amount retained by Equitable Financial in the Variable Account arises primarily from (1) contributions from Equitable Financial, (2) mortality and expense risk charges, administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by Equitable Financial are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by

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1.  ORGANIZATION

Equitable Financial in the Variable Account may be transferred at any time by Equitable Financial to its General Account ("General Account").

Each of the Variable Investment Options of the Variable Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and notes of the Portfolios of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Variable Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve estimates of future claims that may be, but have not been, made against the Variable Investment Options of the Variable Account. Based on experience, management expects the risk of material loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios, and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of each Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested at the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions of the Portfolios.

Due to and Due from:

Receivable/payable for policy-related transactions represents amount due to/from Equitable Financial's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable and state premium taxes.

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2.  SIGNIFICANT ACCOUNTING POLICIES

Transfers between Variable Investment Options including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance law to set aside additional assets in Equitable Financial's General Account to provide for other policy benefits. Equitable Financial's General Account assets support Equitable Financial's insurance and annuity obligations and are subject to Equitable Financial's General Account liabilities for business operations and to creditor rights.

Redemptions for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Variable Life Policies.

Federal Income Taxes:

The results of the operations of the Variable Account are included in the federal income tax return of Equitable Financial. Under the provisions of the contracts, Equitable Financial has the right to charge the Variable Account for federal income tax attributable to the Variable Account. No charge has been made against the Variable Account for such tax during the year ended December 31, 2019. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

3.  FAIR VALUE DISCLOSURES

The Variable Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

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3.  FAIR VALUE DISCLOSURES

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Variable Account determines the fair values of certain financial assets based on quoted market prices.

All of the investments in each Variable Investment Option of the Variable Account are classified as Level 1 in the fair value hierarchy as of December 31, 2019 and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4.  PURCHASES AND SALES OF PORTFOLIOS

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2019 were as follows:

	Purchases	Sales
1290 VT Equity Income	$486,770	$1,051,618
1290 VT GAMCO Small Company Value	2,725,188	6,750,696
1290 VT Socially Responsible	117,058	224,481
All Asset Growth-Alt 20	4,370,993	5,407,104
BNY Mellon Stock Index Fund, Inc.	1,772,266	1,841,290
CharterSM Multi-Sector Bond	59,448	111,667
CharterSM Small Cap Growth	1,551,272	1,468,637
EQ/AB Small Cap Growth	90,939	125,262

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4.  PURCHASES AND SALES OF PORTFOLIOS

	Purchases	Sales
EQ/Aggressive Allocation	$209,971	$113,347
EQ/BlackRock Basic Value Equity	93,916	167,076
EQ/Capital Guardian Research	679,159	506,332
EQ/Conservative Allocation	445,672	503,109
EQ/Conservative-Plus Allocation	50,004	47,308
EQ/Core Bond Index	726,439	1,398,493
EQ/Global Equity Managed Volatility	49,682	109,007
EQ/Intermediate Government Bond	217,157	474,557
EQ/Janus Enterprise	715,509	847,569
EQ/Large Cap Growth Managed Volatility	954,395	1,034,151
EQ/Large Cap Value Managed Volatility	113,667	159,177
EQ/Large Cap Value Index	753,302	1,084,520
EQ/Loomis Sayles Growth Portfolio	4,374,330	6,454,997
EQ/MFS International Growth	783,269	1,186,243
EQ/Mid Cap Index	251,286	229,773
EQ/Mid Cap Value Managed Volatility	1,026,335	1,136,448
EQ/Moderate Allocation	326,627	357,627
EQ/Moderate-Plus Allocation	595,012	285,261
EQ/Money Market	2,087,582	2,170,330
EQ/PIMCO Ultra Short Bond	135,243	179,218
EQ/Quality Bond PLUS	234,360	317,118
EQ/Small Company Index	112,732	74,913
EQ/T. Rowe Price Growth Stock	1,933,574	4,665,012
EQ/UBS Growth & Income	857,279	1,867,939
Fidelity® VIP Contrafund® Portfolio	2,818,286	2,502,540
Franklin Income VIP Fund	661,963	829,337
Franklin Rising Dividends VIP Fund	254,689	76,607
Invesco Oppenheimer V.I. Global Fund	468,068	239,497
Invesco V.I. Diversified Dividend Fund	39,719	46,655
Invesco V.I. Global Core Equity Fund	43,855	66,164
Invesco V.I. Health Care Fund	44,598	74,465
Invesco V.I. Technology Fund	38,601	28,846
Janus Henderson Balanced Portfolio	742,568	801,944
Janus Henderson Enterprise Portfolio	1,287,088	1,770,537
Janus Henderson Forty Portfolio	1,678,379	1,993,728
Janus Henderson Global Research Portfolio	880,870	1,294,696
Janus Henderson Overseas Portfolio	156,798	271,503
MFS® Utilities Series	96,462	109,306
PIMCO Global Bond Opportunities Portfolio (Unhedged)	202,315	299,336

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4.  PURCHASES AND SALES OF PORTFOLIOS

The units issued and redeemed for the year ended December 31, 2019 were as follows:

	Share Class+	Issued	Redeemed	Net Change
1290 VT Equity Income	A	1,136	2,355	(1,219)
1290 VT Equity Income	B	8,626	36,116	(27,490)
1290 VT GAMCO Small Company Value	B	15,480	82,863	(67,383)
1290 VT Socially Responsible	A	4,080	10,225	(6,145)
1290 VT Socially Responsible	B	200	1,329	(1,129)
All Asset Growth-Alt 20	B	119,036	239,980	(120,944)
BNY Mellon Stock Index Fund, Inc.	Initial	24,473	71,014	(46,541)
CharterSM Multi-Sector Bond	A	2,562	6,771	(4,209)
CharterSM Small Cap Growth	B	8,182	46,444	(38,262)
EQ/AB Small Cap Growth	A	786	3,801	(3,015)
EQ/Aggressive Allocation	B	7,177	7,335	(158)
EQ/BlackRock Basic Value Equity	B	1,134	5,915	(4,781)
EQ/Capital Guardian Research	A	4,804	16,604	(11,800)
EQ/Conservative Allocation	B	34,245	38,693	(4,448)
EQ/Conservative-Plus Allocation	B	2,499	4,044	(1,545)
EQ/Core Bond Index	A	43,368	97,587	(54,219)
EQ/Global Equity Managed Volatility	A	351	2,285	(1,934)
EQ/Intermediate Government Bond	A	12,053	30,350	(18,297)
EQ/Janus Enterprise	A	7,620	29,227	(21,607)
EQ/Large Cap Growth Managed Volatility	B	8,441	37,300	(28,859)
EQ/Large Cap Value Managed Volatility	A	1,680	7,655	(5,975)
EQ/Large Cap Value Index	A	7,599	37,131	(29,532)
EQ/Loomis Sayles Growth Portfolio	B	29,589	188,886	(159,297)
EQ/MFS International Growth	B	20,861	50,255	(29,394)
EQ/Mid Cap Index	A	1,637	6,448	(4,811)
EQ/Mid Cap Value Managed Volatility	A	12,170	40,615	(28,445)
EQ/Moderate Allocation	B	12,395	26,321	(13,926)
EQ/Moderate-Plus Allocation	B	26,475	20,312	6,163
EQ/Money Market	A	198,352	212,085	(13,733)
EQ/PIMCO Ultra Short Bond	B	7,046	12,472	(5,426)
EQ/Quality Bond PLUS	B	11,674	17,919	(6,245)
EQ/Small Company Index	A	658	1,876	(1,218)
EQ/T. Rowe Price Growth Stock	B	35,662	109,307	(73,645)
EQ/UBS Growth & Income	B	15,698	68,018	(52,320)
Fidelity® VIP Contrafund® Portfolio	Service	13,576	70,554	(56,978)
Franklin Income VIP Fund	Class 2	10,134	30,100	(19,966)
Franklin Rising Dividends VIP Fund	Class 2	555	1,997	(1,442)
Invesco Oppenheimer V.I. Global Fund	Service	1,287	5,809	(4,522)
Invesco V.I. Diversified Dividend Fund	Series 1	753	3,204	(2,451)
Invesco V.I. Global Core Equity Fund	Series 1	637	3,408	(2,771)
Invesco V.I. Health Care Fund	Series 1	678	2,219	(1,541)
Invesco V.I. Technology Fund	Series 1	246	1,045	(799)

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4.  PURCHASES AND SALES OF PORTFOLIOS

	Share Class+	Issued	Redeemed	Net Change
Janus Henderson Balanced Portfolio	Institutional	11,179	23,605	(12,426)
Janus Henderson Enterprise Portfolio	Institutional	9,953	54,085	(44,132)
Janus Henderson Forty Portfolio	Institutional	10,756	43,050	(32,294)
Janus Henderson Forty Portfolio	Service	1,062	8,706	(7,644)
Janus Henderson Global Research Portfolio	Institutional	19,575	83,307	(63,732)
Janus Henderson Overseas Portfolio	Service	4,075	10,236	(6,161)
MFS® Utilities Series	Initial	519	1,893	(1,374)
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative	6,472	13,062	(6,590)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

Investment Manager and Advisors:

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT issues and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class B and are also subject to distribution fees imposed under distribution plans ("Distribution Plans") and adopted by EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution fee ("12b-1 fee") of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class B shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with AXA Distributions, LLC ("AXA Distributors"), a wholly-owned subsidiary of AXA Equitable and an affiliate of AXA Equitable Funds Management Group, LLC ("FMG LLC"). The Distribution Plans provide that AXA Distributors will be entitled to receive a maximum 12b-1 fee as described above.

FMG LLC, a wholly-owned subsidiary of AXA Equitable serves as investment adviser of the Portfolios of EQAT and VIP. FMG LLC either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment adviser of the Portfolios of EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. FMG LLC also serves as administrator of the Portfolios of EQAT and VIP. As the administrator, FMG LLC either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of EQAT and VIP. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.57% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and

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5.  EXPENSES AND RELATED PARTY TRANSACTIONS

expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable, AXA Advisors, LLC or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.12% to 0.45% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Large Cap Value Index, EQ/Mid Cap Index, EQ/AB Small Cap Growth, and EQ/Small Company Index, as well as a portion of EQ Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Equitable Holdings, Inc.

Contract Distribution and Principal Underwriter:

AXA Advisors and AXA Distributors are distributors and principal underwriters of the Variable Life Policies and the Variable Accounts. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors. AXA Equitable serves as the transfer agent for EQAT and VIP.

6.  CONTRACTOWNER CHARGES AND ASSET-BASED CHARGES

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option ("fund value") to compensate Equitable Financial. Equitable Financial may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

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6.  CONTRACTOWNER CHARGES AND ASSET-BASED CHARGES

There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the fund value. Higher charges may be permitted under the terms of the various policies. All charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as "Asset-based Charges" in the Statement of Operations.

Premium Charge: This charge is deducted from each premium payment and is netted against Payments received from Contractowners". This charge ranges from a low of 0% to a high of 12%.

Mortality & Expense Risk Charge: This charge is deducted daily from the net unit value of the Variable Investment Options, and ranges from a low of 0.35% to a high of 0.75%.

Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount (Face Amount). This charge varies based on a number of factors, including issue age, gender and risk class.

Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $0 to a high of $31.50.

Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

Transfer Charge: Equitable Financial does not currently assess this charge, but reserves the right to impose a transfer charge. The charge may range from a low of $0 to a high of $25 per transfer.

Partial Surrender Charge: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $0 to a high of $25.

Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 1.60% depending on the policy year.

Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

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7.  FINANCIAL HIGHLIGHTS

The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The ranges for the total return ratios and unit values correspond to product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

Units Outstanding	Share Class+	2019	2018	2017	2016	2015
1290 VT Equity Income	A	39,236	40,455	19,951	43,948	45,309
1290 VT Equity Income	B	232,431	259,921	282,710	310,700	333,411
1290 VT GAMCO Small Company Value	B	703,647	771,030	846,560	925,693	1,007,875
1290 VT Socially Responsible	A	64,428	70,572	79,175	83,798	99,183
1290 VT Socially Responsible	B	13,270	14,399	15,450	16,679	17,390
All Asset Growth-Alt 20	B	1,718,217	1,839,162	1,968,323	2,118,651	2,307,792
BNY Mellon Stock Index Fund, Inc.	Initial	673,137	719,678	761,402	817,767	898,009
CharterSM Multi-Sector Bond	A	54,514	58,723	61,228	64,789	68,255
CharterSM Small Cap Growth	B	337,951	376,213	404,789	439,411	466,766
EQ/AB Small Cap Growth	A	21,565	24,581	26,620	30,990	33,626
EQ/Aggressive Allocation	B	69,740	69,898	70,100	67,726	69,266
EQ/BlackRock Basic Value Equity	B	32,892	37,674	39,794	41,039	42,459
EQ/Capital Guardian Research	A	156,902	168,703	185,039	212,766	223,848
EQ/Conservative Allocation	B	16,235	20,683	25,977	30,296	32,909
EQ/Conservative-Plus Allocation	B	35,178	36,723	39,181	40,434	62,993
EQ/Core Bond Index	A	685,494	739,712	791,199	865,477	922,350
EQ/Global Equity Managed Volatility	A	16,783	18,717	20,614	23,760	26,511
EQ/Intermediate Government Bond	A	208,062	226,360	250,722	270,351	281,517
EQ/Janus Enterprise	A	272,976	294,583	315,229	332,906	358,282
EQ/Large Cap Growth Managed Volatility	B	304,480	333,340	369,223	397,229	422,474
EQ/Large Cap Value Managed Volatility	A	46,501	52,475	56,953	62,768	66,462
EQ/Large Cap Value Index	A	236,322	265,855	279,892	296,431	322,842
EQ/Loomis Sayles Growth Portfolio	B	1,767,657	1,926,954	2,078,073	2,254,790	2,430,522
EQ/MFS International Growth	B	397,967	427,360	462,983	512,844	552,073
EQ/Mid Cap Index	A	111,140	115,951	121,260	133,888	142,199
EQ/Mid Cap Value Managed Volatility	A	357,694	386,139	426,315	462,251	499,841
EQ/Moderate Allocation	B	193,982	207,908	222,360	232,473	243,163
EQ/Moderate-Plus Allocation	B	189,747	183,584	192,034	194,276	281,401
EQ/Money Market	A	634,249	647,980	754,982	785,530	808,143
EQ/PIMCO Ultra Short Bond	B	120,779	126,206	131,634	137,126	145,390
EQ/Quality Bond PLUS	B	185,986	192,232	208,200	230,202	242,021
EQ/Small Company Index	A	31,117	32,336	35,164	36,485	39,985
EQ/T. Rowe Price Growth Stock	B	987,236	1,060,881	1,161,730	1,246,780	1,386,212
EQ/UBS Growth & Income	B	564,935	617,255	670,052	741,806	808,521
Fidelity® VIP Contrafund® Portfolio	Service	551,279	608,257	659,546	724,077	797,715
Franklin Income VIP Fund	Class 2	208,706	228,672	241,930	258,425	272,563

FSA-52

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Units Outstanding	Share Class+	2019	2018	2017	2016	2015
Franklin Rising Dividends VIP Fund	Class 2	38,150	39,592	43,009	45,465	45,974
Invesco Oppenheimer V.I. Global Fund	Service	66,631	71,153	75,139	80,280	79,939
Invesco V.I. Diversified Dividend Fund	Series 1	23,135	25,585	26,157	30,219	33,872
Invesco V.I. Global Core Equity Fund	Series 1	19,130	21,902	22,817	25,694	27,363
Invesco V.I. Health Care Fund	Series 1	27,593	29,133	31,210	31,915	34,239
Invesco V.I. Technology Fund	Series 1	13,501	14,300	15,012	15,558	17,961
Janus Henderson Balanced Portfolio	Institutional	244,068	256,494	273,455	303,705	347,546
Janus Henderson Enterprise Portfolio	Institutional	493,627	537,759	578,266	624,848	684,197
Janus Henderson Forty Portfolio	Institutional	316,693	348,987	370,422	402,615	446,614
Janus Henderson Forty Portfolio	Service	65,901	73,545	77,539	81,836	86,179
Janus Henderson Global Research Portfolio	Institutional	559,757	623,488	668,149	730,228	809,969
Janus Henderson Overseas Portfolio	Service	113,587	119,749	125,287	137,178	138,473
MFS® Utilities Series	Initial	27,730	29,104	30,449	34,900	35,888
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative	105,262	111,852	112,211	125,308	133,702

Unit Value	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	$23.48	$23.48	$19.01	$19.01	$21.66	$21.66	$18.81	$18.81	$16.75	$16.75
1290 VT Equity Income	B	26.60	32.72	21.58	26.44	24.62	30.04	21.41	26.02	19.09	23.11
1290 VT GAMCO Small Company Value	B	57.56	137.98	112.70	64.59	134.51	76.78	48.12	116.73	39.17	95.41
1290 VT Socially Responsible	A	19.92	21.70	16.78	15.92	17.68	16.71	13.42	14.80	12.25	13.56
1290 VT Socially Responsible	B	28.01	28.01	21.58	21.58	22.64	22.64	18.87	18.87	17.22	17.22
All Asset Growth-Alt 20	B	19.68	39.28	33.23	18.20	36.22	19.76	15.58	31.49	14.27	28.96
BNY Mellon Stock Index Fund, Inc.	Initial	26.64	31.08	20.46	23.77	21.62	25.02	17.92	20.65	16.16	18.55
CharterSM Multi-Sector Bond	A	16.63	16.63	15.61	15.61	15.74	15.74	15.45	15.45	15.07	15.07
CharterSM Small Cap Growth	B	24.84	41.11	18.81	31.01	19.96	32.77	16.17	26.44	14.90	24.26
EQ/AB Small Cap Growth	A	34.76	34.76	27.29	27.29	29.73	29.73	24.32	24.32	21.68	21.68
EQ/Aggressive Allocation	B	16.25	17.08	13.15	13.77	14.51	15.14	12.28	12.76	11.37	11.77
EQ/BlackRock Basic Value Equity	B	30.69	30.69	24.95	24.95	27.22	27.22	25.27	25.27	21.49	21.49
EQ/Capital Guardian Research	A	28.19	42.21	25.55	31.88	27.06	33.62	17.96	21.73	16.62	24.89
EQ/Conservative Allocation	B	13.14	13.82	12.12	12.70	12.41	12.94	11.91	12.38	11.66	12.07
EQ/Conservative-Plus Allocation	B	14.13	14.86	12.54	13.14	13.12	13.68	12.15	12.62	11.68	12.09
EQ/Core Bond Index	A	11.95	16.73	11.33	15.80	11.39	15.82	11.31	15.65	11.24	15.49
EQ/Global Equity Managed Volatility	A	51.67	51.67	41.39	41.39	47.29	47.29	37.64	37.64	34.03	36.15
EQ/Intermediate Government Bond	A	14.34	19.26	18.63	16.25	18.62	16.17	13.75	18.69	13.73	18.75
EQ/Janus Enterprise	A	27.88	45.10	20.50	33.17	20.95	33.89	16.44	26.59	17.24	27.89

FSA-53

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Unit Value	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
EQ/Large Cap Growth Managed Volatility	B	$30.13	$31.90	$22.70	$23.94	$23.57	$24.76	$18.38	$19.23	$17.55	$18.29
EQ/Large Cap Value Managed Volatility	A	22.21	22.85	17.77	18.28	19.80	20.37	17.45	17.95	15.18	15.62
EQ/Large Cap Value Index	A	29.87	31.75	23.86	25.37	26.28	27.94	23.34	24.81	20.11	21.38
EQ/Loomis Sayles Growth Portfolio	B	28.30	38.79	21.71	29.64	22.55	30.66	16.88	22.86	15.92	21.48
EQ/MFS International Growth	B	23.81	35.96	28.48	19.98	31.66	22.13	15.80	24.15	15.55	23.86
EQ/Mid Cap Index	A	35.38	36.98	28.32	29.60	32.18	33.64	27.96	29.23	23.40	24.46
EQ/Mid Cap Value Managed Volatility	A	29.69	29.69	23.54	23.54	27.24	27.24	24.34	24.34	20.75	20.75
EQ/Moderate Allocation	B	14.35	15.09	12.52	13.11	13.24	13.81	12.02	12.48	11.49	11.89
EQ/Moderate-Plus Allocation	B	15.45	16.25	12.97	13.59	14.03	14.64	12.30	12.78	11.56	11.96
EQ/Money Market	A	10.59	11.21	10.51	11.09	10.46	10.99	10.49	10.98	10.57	11.02
EQ/PIMCO Ultra Short Bond	B	14.13	14.25	13.82	13.94	13.74	13.86	13.53	13.65	13.31	13.43
EQ/Quality Bond PLUS	B	19.47	25.95	24.75	18.59	24.91	18.64	18.35	24.75	18.20	24.65
EQ/Small Company Index	A	40.97	40.97	32.83	32.83	37.15	37.15	32.70	32.70	27.22	27.22
EQ/T. Rowe Price Growth Stock	B	35.01	70.31	54.03	27.07	55.34	27.62	20.57	41.80	20.37	41.56
EQ/UBS Growth & Income	B	24.18	32.73	17.81	24.01	20.72	27.83	17.22	23.03	15.75	20.98
Fidelity® VIP Contrafund® Portfolio	Service	36.22	43.90	27.76	33.51	29.92	35.96	24.75	29.64	23.11	27.56
Franklin Income VIP Fund	Class 2	18.27	28.81	15.80	24.91	16.57	26.12	15.16	23.90	13.34	21.04
Franklin Rising Dividends VIP Fund	Class 2	40.08	40.08	31.12	31.12	32.90	32.90	27.39	27.39	23.68	23.68
Invesco Oppenheimer V.I. Global Fund	Service	44.94	44.94	34.31	34.31	39.75	39.75	29.26	29.26	29.41	29.41
Invesco V.I. Diversified Dividend Fund	Series 1	16.01	16.01	12.85	12.85	13.95	13.95	12.89	13.31	11.27	11.63
Invesco V.I. Global Core Equity Fund	Series 1	21.16	21.16	16.96	19.34	21.10	22.92	16.41	18.72	15.42	17.58
Invesco V.I. Health Care Fund	Series 1	38.43	38.94	29.11	29.49	28.95	29.33	25.08	25.41	28.42	28.80
Invesco V.I. Technology Fund	Series 1	30.68	30.68	22.66	22.66	22.84	22.84	16.96	16.96	17.15	17.15
Janus Henderson Balanced Portfolio	Institutional	34.56	37.60	28.40	30.78	28.42	30.68	24.18	25.99	23.29	24.94
Janus Henderson Enterprise Portfolio	Institutional	28.91	44.62	33.18	25.84	33.57	26.03	16.99	26.54	15.18	23.80
Janus Henderson Forty Portfolio	Institutional	33.95	48.22	24.94	35.28	24.64	34.71	19.05	26.73	18.78	26.25
Janus Henderson Forty Portfolio	Service	58.01	58.48	42.53	42.88	41.96	42.30	32.39	32.66	31.89	32.15
Janus Henderson Global Research Portfolio	Institutional	13.78	20.40	10.76	15.86	11.64	17.09	9.23	13.50	9.11	13.28
Janus Henderson Overseas Portfolio	Service	29.30	29.38	23.21	23.27	27.48	27.48	21.06	21.11	22.65	22.71
MFS® Utilities Series	Initial	58.74	61.29	47.13	49.18	46.80	48.83	40.90	42.67	36.82	38.42
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative	21.50	23.61	20.33	22.32	21.30	23.38	19.68	21.60	18.98	20.84
FSA-54

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Net Assets (000's)	2019	2018	2017	2016	2015
1290 VT Equity Income	$8,103	$7,267	$8,473	$8,504	$8,098
1290 VT GAMCO Small Company Value	65,662	58,486	76,812	72,859	64,983
1290 VT Socially Responsible	1,707	1,438	1,677	1,486	1,572
All Asset Growth-Alt 20	54,932	49,681	58,009	54,383	54,568
BNY Mellon Stock Index Fund, Inc.	20,244	16,591	18,485	16,389	16,162
CharterSM Multi-Sector Bond	907	917	964	1,001	1,028
CharterSM Small Cap Growth	11,610	9,742	11,089	9,745	9,545
EQ/AB Small Cap Growth	750	671	791	754	729
EQ/Aggressive Allocation	1,183	1,007	1,056	859	811
EQ/BlackRock Basic Value Equity	1,010	940	1,083	1,037	913
EQ/Capital Guardian Research	5,081	4,160	4,798	4,380	4,259
EQ/Conservative Allocation	221	259	330	368	390
EQ/Conservative-Plus Allocation	514	475	529	504	752
EQ/Core Bond Index	10,522	10,739	11,491	12,411	13,084
EQ/Global Equity Managed Volatility	867	775	975	894	958
EQ/Intermediate Government Bond	3,369	3,536	3,906	4,212	4,381
EQ/Janus Enterprise	8,336	6,623	7,240	6,027	6,852
EQ/Large Cap Growth Managed Volatility	9,578	7,879	9,034	7,559	7,654
EQ/Large Cap Value Managed Volatility	1,063	959	1,160	1,127	1,038
EQ/Large Cap Value Index	7,490	6,729	7,803	7,338	6,885
EQ/Loomis Sayles Growth Portfolio	65,922	54,905	61,200	49,556	50,246
EQ/MFS International Growth	12,246	10,403	12,503	10,529	11,149
EQ/Mid Cap Index	4,104	3,427	4,073	3,908	3,473
EQ/Mid Cap Value Managed Volatility	10,620	9,088	11,613	11,250	10,374
EQ/Moderate Allocation	2,882	2,685	3,033	2,869	2,860
EQ/Moderate-Plus Allocation	3,057	2,474	2,791	2,467	3,350
EQ/Money Market	7,045	7,128	8,222	8,567	8,841
EQ/PIMCO Ultra Short Bond	1,718	1,756	1,821	1,868	1,948
EQ/Quality Bond PLUS	4,149	4,071	4,430	4,860	5,079
EQ/Small Company Index	1,275	1,062	1,306	1,193	1,089
EQ/T. Rowe Price Growth Stock	52,675	43,487	48,722	39,493	43,539
EQ/UBS Growth & Income	17,437	14,008	17,615	16,145	16,041
Fidelity® VIP Contrafund® Portfolio	22,803	19,211	22,359	20,287	20,824
Franklin Income VIP Fund	5,950	5,652	6,274	6,136	5,699
Franklin Rising Dividends VIP Fund	1,529	1,232	1,415	1,245	1,089
Invesco Oppenheimer V.I. Global Fund	2,995	2,441	2,987	2,349	2,351
Invesco V.I. Diversified Dividend Fund	370	329	365	390	382
Invesco V.I. Global Core Equity Fund	405	372	459	422	422
Invesco V.I. Health Care Fund	1,061	848	903	800	973
Invesco V.I. Technology Fund	414	324	343	264	308
Janus Henderson Balanced Portfolio	9,064	7,797	8,291	7,806	8,570
Janus Henderson Enterprise Portfolio	17,543	14,164	15,319	13,037	12,769
Janus Henderson Forty Portfolio	17,339	14,005	14,675	12,245	13,206

FSA-55

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Net Assets (000's)	2019	2018	2017	2016	2015
Janus Henderson Global Research Portfolio	$10,194	$8,840	$10,208	$8,801	$9,593
Janus Henderson Overseas Portfolio	3,337	2,786	3,447	2,896	3,144
MFS® Utilities Series	1,699	1,431	1,486	1,489	1,378
PIMCO Global Bond Opportunities Portfolio (Unhedged)	2,440	2,452	2,578	2,656	2,733
Income Ratio*	2019	2018	2017	2016	2015
1290 VT Equity Income	2.30%	2.12%	1.56%	1.91%	1.56%
1290 VT GAMCO Small Company Value	0.60	0.57	0.59	0.47	0.51
1290 VT Socially Responsible	0.91	0.95	1.01	1.08	0.97
All Asset Growth-Alt 20	1.71	1.81	1.47	1.28	0.82
BNY Mellon Stock Index Fund, Inc.	1.74	1.75	1.70	1.98	1.80
CharterSM Multi-Sector Bond	2.05	2.20	1.59	2.00	1.61
CharterSM Small Cap Growth	1.97	3.92	2.58	0.00	0.27
EQ/AB Small Cap Growth	0.16	0.13	0.26	0.35	0.05
EQ/Aggressive Allocation	1.62	1.67	1.55	0.94	0.94
EQ/BlackRock Basic Value Equity	1.87	1.69	1.38	1.47	1.36
EQ/Capital Guardian Research	0.58	0.59	0.77	0.86	0.58
EQ/Conservative Allocation	1.51	1.38	1.07	0.94	0.82
EQ/Conservative-Plus Allocation	1.62	1.50	1.20	0.74	0.79
EQ/Core Bond Index	1.87	1.83	1.53	1.49	1.46
EQ/Global Equity Managed Volatility	1.34	1.07	1.08	0.89	0.94
EQ/Intermediate Government Bond	1.51	1.20	0.82	0.68	0.58
EQ/Janus Enterprise	0.02	0.00	0.00	0.00	0.00
EQ/Large Cap Growth Managed Volatility	0.44	0.51	0.49	0.56	0.29
EQ/Large Cap Value Managed Volatility	1.92	2.55	1.47	1.66	1.55
EQ/Large Cap Value Index	2.19	2.10	1.83	1.90	1.89
EQ/Loomis Sayles Growth Portfolio	0.03	0.09	0.17	0.31	0.12
EQ/MFS International Growth	1.26	0.89	0.80	0.96	0.60
EQ/Mid Cap Index	1.14	1.13	0.89	1.05	0.87
EQ/Mid Cap Value Managed Volatility	1.40	1.26	1.03	1.19	0.76
EQ/Moderate Allocation	1.63	1.56	1.26	0.89	0.80
EQ/Moderate-Plus Allocation	1.65	1.65	1.41	0.75	0.84
EQ/Money Market	1.59	1.20	0.41	0.00	0.00
EQ/PIMCO Ultra Short Bond	2.24	1.93	1.25	0.99	0.47
EQ/Quality Bond PLUS	1.58	1.64	1.16	1.16	1.06
EQ/Small Company Index	1.13	1.01	1.04	1.06	0.94
EQ/T. Rowe Price Growth Stock	0.00	0.00	0.00	0.00	0.00
EQ/UBS Growth & Income	0.50	0.36	0.28	0.80	0.56
Fidelity® VIP Contrafund® Portfolio	0.37	0.64	0.90	0.70	0.92
Franklin Income VIP Fund	5.30	4.99	4.22	4.84	4.45
Franklin Rising Dividends VIP Fund	1.28	1.34	1.53	1.39	1.40

FSA-56

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Income Ratio*	2019	2018	2017	2016	2015
Invesco Oppenheimer V.I. Global Fund	0.65%	0.81%	0.74%	0.73%	1.13%
Invesco V.I. Diversified Dividend Fund	2.95	2.44	1.64	1.28	1.71
Invesco V.I. Global Core Equity Fund	1.39	1.14	1.15	1.02	1.37
Invesco V.I. Health Care Fund	0.04	0.00	0.39	0.00	0.00
Invesco V.I. Technology Fund	0.00	0.00	0.00	0.00	0.00
Janus Henderson Balanced Portfolio	1.96	2.22	1.60	2.10	1.61
Janus Henderson Enterprise Portfolio	0.21	0.26	0.25	0.14	0.65
Janus Henderson Forty Portfolio	0.13	0.00	0.00	0.00	0.00
Janus Henderson Global Research Portfolio	1.01	1.19	0.83	1.05	0.67
Janus Henderson Overseas Portfolio	1.84	1.76	1.63	4.40	0.53
MFS® Utilities Series	4.13	1.12	4.33	3.99	4.20
PIMCO Global Bond Opportunities Portfolio (Unhedged)	2.44	6.62	1.96	1.57	1.84

Expense Ratio**	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
1290 VT Equity Income	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
1290 VT GAMCO Small Company Value	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
1290 VT Socially Responsible	A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
1290 VT Socially Responsible	B	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
All Asset Growth-Alt 20	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
BNY Mellon Stock Index Fund, Inc.	Initial	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
CharterSM Multi-Sector Bond	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
CharterSM Small Cap Growth	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/AB Small Cap Growth	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Aggressive Allocation	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/BlackRock Basic Value Equity	B	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Capital Guardian Research	A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Conservative Allocation	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Conservative-Plus Allocation	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Core Bond Index	A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Global Equity Managed Volatility	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Intermediate Government Bond	A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75

FSA-57

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Expense Ratio**	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
EQ/Janus Enterprise	A	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
EQ/Large Cap Growth Managed Volatility	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Large Cap Value Managed Volatility	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Large Cap Value Index	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Loomis Sayles Growth Portfolio	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/MFS International Growth	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Mid Cap Index	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Mid Cap Value Managed Volatility	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Moderate Allocation	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Moderate-Plus Allocation	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Money Market	A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/PIMCO Ultra Short Bond	B	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/Quality Bond PLUS	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Small Company Index	A	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/T. Rowe Price Growth Stock	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/UBS Growth & Income	B	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Fidelity® VIP Contrafund® Portfolio	Service	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Franklin Income VIP Fund	Class 2	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Franklin Rising Dividends VIP Fund	Class 2	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco Oppenheimer V.I. Global Fund	Service	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco V.I. Diversified Dividend Fund	Series 1	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco V.I. Global Core Equity Fund	Series 1	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco V.I. Health Care Fund	Series 1	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco V.I. Technology Fund	Series 1	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Janus Henderson Balanced Portfolio	Institutional	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Enterprise Portfolio	Institutional	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Forty Portfolio	Institutional	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Forty Portfolio	Service	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Janus Henderson Global Research Portfolio	Institutional	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75

FSA-58

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Expense Ratio**	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
Janus Henderson Overseas Portfolio	Service	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
MFS® Utilities Series	Initial	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Total Return***	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	23.47%	23.47%	–12.22%	–12.22%	15.15%	15.15%	12.31%	12.31%	–2.29%	–2.29%
1290 VT Equity Income	B	23.29%	23.78%	–12.35%	–12.00%	14.98%	15.44%	12.14%	12.59%	–2.44%	–2.04%
1290 VT GAMCO Small Company Value	B	22.43%	22.92%	–16.22%	–15.88%	15.23%	15.69%	22.35%	22.84%	–6.40%	–6.03%
1290 VT Socially Responsible	A	29.29%	29.81%	–5.09%	–4.71%	19.51%	19.98%	9.14%	9.57%	–0.29%	0.11%
1290 VT Socially Responsible	B	29.81%	29.81%	–4.71%	–4.71%	19.98%	19.98%	9.57%	9.57%	0.12%	0.12%
All Asset Growth-Alt 20	B	18.21%	18.68%	–8.25%	–7.88%	15.03%	15.49%	8.75%	9.18%	–4.68%	–4.30%
BNY Mellon Stock Index Fund, Inc.	Initial	30.20%	30.73%	–5.35%	–4.97%	20.63%	21.12%	10.87%	11.32%	0.35%	0.75%
CharterSM Multi-Sector Bond	A	6.54%	6.54%	–0.85%	–0.85%	1.88%	1.88%	2.57%	2.57%	–0.99%	–0.99%
CharterSM Small Cap Growth	B	32.05%	32.58%	–5.74%	–5.36%	23.43%	23.93%	8.54%	8.97%	–6.75%	–6.37%
EQ/AB Small Cap Growth	A	27.36%	27.36%	–8.20%	–8.20%	22.24%	22.24%	12.19%	12.19%	–3.25%	–3.25%
EQ/Aggressive Allocation	B	23.56%	24.05%	–9.40%	–9.04%	18.21%	18.68%	7.98%	8.41%	–2.49%	–2.10%
EQ/BlackRock Basic Value Equity	B	23.00%	23.00%	–8.34%	–8.34%	7.73%	7.73%	17.55%	17.55%	–6.48%	–6.48%
EQ/Capital Guardian Research	A	31.89%	32.42%	–5.55%	–5.17%	24.50%	25.00%	7.61%	8.04%	1.15%	1.56%
EQ/Conservative Allocation	B	8.42%	8.86%	–2.30%	–1.91%	4.17%	4.58%	2.16%	2.57%	–0.99%	–0.59%
EQ/Conservative-Plus Allocation	B	12.63%	13.09%	–4.37%	–3.98%	8.01%	8.44%	3.95%	4.37%	–1.39%	–1.00%
EQ/Core Bond Index	A	5.47%	5.89%	–0.51%	–0.11%	0.71%	1.11%	0.62%	1.03%	–0.31%	0.09%
EQ/Global Equity Managed Volatility	A	24.83%	24.83%	–12.47%	–12.47%	25.64%	25.64%	4.11%	4.11%	–2.07%	–2.07%
EQ/Intermediate Government Bond	A	3.39%	3.80%	0.07%	0.48%	–0.41%	–0.01%	–0.30%	0.10%	–0.32%	0.08%
EQ/Janus Enterprise	A	35.98%	35.98%	–2.13%	–2.13%	27.46%	27.46%	–4.67%	–4.67%	–5.82%	–5.82%
EQ/Large Cap Growth Managed Volatility	B	32.72%	33.25%	–3.70%	–3.32%	28.25%	28.77%	4.72%	5.14%	3.26%	3.67%
EQ/Large Cap Value Managed Volatility	A	25.00%	25.00%	–10.24%	–10.24%	13.46%	13.46%	14.92%	14.92%	–4.35%	–4.35%
EQ/Large Cap Value Index	A	25.19%	25.19%	–9.21%	–9.21%	12.61%	12.61%	16.07%	16.07%	–4.76%	–4.76%
EQ/Loomis Sayles Growth Portfolio	B	30.36%	30.88%	–3.71%	–3.32%	33.59%	34.12%	6.02%	6.44%	10.69%	11.13%
EQ/MFS International Growth	B	26.29%	26.80%	–10.05%	–9.69%	31.07%	31.60%	1.22%	1.62%	–0.55%	–0.15%
EQ/Mid Cap Index	A	24.94%	24.94%	–12.00%	–12.00%	15.08%	15.08%	19.49%	19.49%	–3.20%	–3.20%

FSA-59

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

Total Return***	Share Class+	2019		2018		2017		2016		2015
		Low	High	Low	High	Low	High	Low	High	Low	High
EQ/Mid Cap Value Managed Volatility	A	26.14%	26.14%	–13.60%	–13.60%	11.93%	11.93%	14.26%	14.26%	–3.88%	–3.88%
EQ/Moderate Allocation	B	14.67%	15.13%	–5.48%	–5.10%	10.22%	10.66%	4.57%	4.99%	–1.62%	–1.23%
EQ/Moderate-Plus Allocation	B	19.10%	19.57%	–7.16%	–7.16%	14.04%	14.49%	6.47%	6.90%	–2.03%	–1.64%
EQ/Money Market	A	0.76%	1.16%	0.51%	0.92%	–0.35%	0.05%	–0.74%	–0.35%	–0.75%	–0.35%
EQ/PIMCO Ultra Short Bond	B	2.19%	2.19%	0.60%	0.60%	1.53%	1.53%	1.64%	1.64%	–0.62%	–0.62%
EQ/Quality Bond PLUS	B	4.84%	5.26%	–0.63%	–0.23%	0.64%	1.04%	0.42%	0.82%	–0.52%	–0.12%
EQ/Small Company Index	A	24.78%	24.78%	–11.62%	–11.62%	13.61%	13.61%	20.11%	20.11%	–4.90%	–4.90%
EQ/T. Rowe Price Growth Stock	B	30.12%	30.64%	–2.36%	–1.96%	32.37%	32.90%	0.59%	0.99%	9.40%	9.84%
EQ/UBS Growth & Income	B	35.78%	36.32%	–14.07%	–13.72%	20.38%	20.86%	9.33%	9.76%	–2.16%	–1.77%
Fidelity® VIP Contrafund® Portfolio	Service	30.47%	30.99%	–7.19%	–6.82%	20.86%	21.34%	7.11%	7.54%	–0.19%	0.21%
Franklin Income VIP Fund	Class 2	15.65%	15.65%	–4.64%	–4.64%	9.29%	9.29%	13.63%	13.63%	–7.38%	–7.38%
Franklin Rising Dividends VIP Fund	Class 2	28.78%	28.78%	–5.41%	–5.41%	20.14%	20.14%	15.64%	15.64%	–3.98%	–3.98%
Invesco Oppenheimer V.I. Global Fund	Service	30.99%	30.99%	–13.70%	–13.70%	35.84%	35.84%	–0.50%	–0.50%	3.31%	3.31%
Invesco V.I. Diversified Dividend Fund	Series 1	24.65%	24.65%	–7.90%	–7.90%	8.20%	8.20%	14.41%	14.41%	1.71%	1.71%
Invesco V.I. Global Core Equity Fund	Series 1	24.76%	24.76%	–15.61%	–15.61%	22.47%	22.47%	6.44%	6.44%	–1.77%	–1.77%
Invesco V.I. Health Care Fund	Series 1	32.04%	32.04%	0.55%	0.55%	15.42%	15.42%	–11.77%	–11.77%	2.80%	2.80%
Invesco V.I. Technology Fund	Series 1	35.40%	35.40%	–0.80%	–0.80%	34.66%	34.66%	–1.10%	–1.10%	6.44%	6.44%
Janus Henderson VIT Balanced Portfolio	Institutional	21.67%	22.16%	–0.08%	0.33%	17.55%	18.02%	3.82%	4.24%	–0.13%	0.27%
Janus Henderson Enterprise Portfolio	Institutional	34.47%	35.01%	–1.16%	–0.76%	26.47%	26.98%	11.53%	11.97%	3.25%	3.67%
Janus Henderson Forty Portfolio	Institutional	36.14%	36.68%	1.22%	1.62%	29.34%	29.86%	1.43%	1.84%	11.38%	11.83%
Janus Henderson Forty Portfolio	Service	36.37%	36.37%	1.36%	1.36%	29.54%	29.54%	1.59%	1.59%	11.55%	11.55%
Janus Henderson Global Research Portfolio	Institutional	28.08%	28.59%	–7.57%	–7.19%	26.08%	26.58%	1.30%	1.71%	–3.02%	–2.63%
Janus Henderson Overseas Portfolio	Service	26.26%	26.26%	–15.43%	–15.43%	30.35%	30.35%	–7.03%	–7.03%	–9.12%	–9.12%
MFS® Utilities Series	Initial	24.63%	24.63%	0.70%	0.70%	14.43%	14.43%	11.08%	11.08%	–14.82%	–14.82%
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative	5.75%	5.75%	–4.53%	–4.53%	8.25%	8.25%	3.68%	3.68%	4.37%	4.37%

*  This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges and Contractowner charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests.

**  This ratio represents the annual contract expenses consisting of mortality and risk expenses, for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

FSA-60

EQUITABLE AMERICA VARIABLE ACCOUNT L
of EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

December 31, 2019

7.  FINANCIAL HIGHLIGHTS

***  This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. The effective date of the Variable Investment Options is indicated by a date notation, as applicable. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

+  Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

8.  SUBSEQUENT EVENTS

The following Variable Investment Options will be involved in planned reorganizations ("Reorganization Plans"). If the shareholders approve the Reorganization Plans, it is anticipated that the Reorganization Plans will take place in early to mid-June 2020. The Reorganization Plans provide for the reorganization of certain Portfolios, where interests in certain Variable Investment Options (the "Surviving Portfolio") will replace interests in the current investment options (the "Removed Portfolio").

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth
EQ/UBS Growth & Income	EQ/Capital Guardian Research

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

FSA-61

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company of America

Opinion on the Statutory Financial Statements

We have audited the accompanying balance sheets — statutory basis of Equitable Financial Life Insurance Company of America (the “Company”) as of December 31, 2019 and 2018, and the related statements of operations — statutory basis, of changes in capital and surplus — statutory basis, and of cash flows — statutory basis for each of the three years in the period ended December 31, 2019, including the related notes (collectively referred to as the “statutory financial statements”). In our opinion, because of the effects of the matters discussed in the following paragraph, the statutory financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

As discussed in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. As discussed in Note 2, the effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 2 to the statutory financial statements and accounting principles generally accepted in the United States of America are material.

In our opinion, the statutory financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting practices prescribed or permitted by the Arizona Department of Insurance.

Basis for Opinion

These statutory financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s statutory financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these statutory financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the statutory financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statutory financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 9, 2020

We have served as the Company’s auditor since at least 1998. We have not been able to determine the specific year we began serving as auditor of the Company.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

BALANCE SHEETS — STATUTORY BASIS

DECEMBER 31, 2019 AND 2018

	2019	2018
	(in millions)
ADMITTED ASSETS:
Cash and invested assets:
Cash, cash equivalents and short-term investments	$88.1	$48.8
Fixed maturities	1,353.2	1,069.7
Common stocks	58.9	55.0
Mortgage loans	17.0	17.0
Policy loans	88.5	109.9
Derivatives and other invested assets	29.2	19.7

Total invested assets	1,634.9	1,320.1
Investment due and accrued	13.8	11.3
Net deferred tax asset	16.6	14.3
Other assets	91.0	78.3
Separate Accounts assets	2,704.2	2,280.8

Total assets	$4,460.5	$3,704.8

LIABILITIES AND CAPITAL AND SURPLUS:		.
Liabilities:
Policy reserves and deposit type-funds	$1,619.8	$1,311.8
Policy and contract claims	13.9	22.1
Transfer to (from) Separate Accounts due and accrued	(223.4)	(193.1)
Asset valuation reserve	21.1	15.8
Amounts withheld by company as agent	14.7	11.6
Other liabilities	62.7	51.5
Separate Accounts liabilities	2,685.1	2,262.7

Total liabilities	4,193.9	3,482.4

Commitments and contingencies (Note 10)

Capital and surplus:
Common stock, $1.00 per share par value, 5,000,000 shares authorized, 2,500,000 million shares issued and outstanding	2.5	2.5
Paid-in surplus	548.6	463.2
Unassigned surplus (deficit)	(284.5)	(243.3)

Total capital and surplus	266.6	222.4

Total liabilities and capital and surplus	$4,460.5	$3,704.8

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS — STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
PREMIUMS AND OTHER REVENUES:
Premiums and annuity considerations	$633.5	$591.4	$519.4
Net investment income	55.7	49.2	40.2
Commission and expense allowance on reinsurance ceded	18.9	25.1	27.4
Income from fees associated with Separate Accounts	48.9	49.1	49.5
Other income	3.2	1.9	2.5

Total premiums and other revenues	760.2	716.7	639.0

BENEFITS AND EXPENSES:
Policyholder benefits	192.2	127.8	88.8
Increase (decrease) in reserves	296.8	282.2	253.9
Separate Accounts’ modified coinsurance reinsurance	110.2	110.6	110.2
Commissions	119.5	118.0	109.9
Operating expenses	159.0	147.8	150.2
Transfer to or (from) Separate Accounts, net	(3.7)	12.5	(17.3)

Total benefits and expenses	874.0	798.9	695.7

Net gain (loss) from operations before federal income taxes (“FIT”)	(113.8)	(82.2)	(56.7)
FIT expense (benefit) incurred (excluding tax on capital gains)	(19.1)	7.6	(21.3)

Net gain (loss) from operations	(94.7)	(89.8)	(35.4)
Net realized capital gains (losses), net of tax	64.9	1.0	23.2

Net income (loss)	$(29.8)	$(88.8)	$(12.2)

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS — STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
	(in millions)
Balances as of January 1, 2017	$2.5	$393.2	$(93.0)	$302.7
Net income (loss)	—	—	(12.2)	(12.2)
Change in net unrealized capital gains (losses), net of tax	—	—	22.0	22.0
Change in asset valuation reserve	—	—	(2.7)	(2.7)
Change in net admitted deferred tax asset excluding tax on unrealized gains	—	—	(6.5)	(6.5)
Changes in surplus as a result of reinsurance	—	—	(21.5)	(21.5)
Other changes to surplus	—	—	5.2	5.2

Balances as of December 31, 2017	$2.5	$393.2	$(108.7)	$287.0

Balances as of January 1, 2018	$2.5	$393.2	$(108.7)	$287.0
Net income (loss)	—	—	(88.8)	(88.8)
Change in net unrealized capital gains (losses), net of tax	—	—	(28.1)	(28.1)
Change in asset valuation reserve	—	—	(0.9)	(0.9)
Change in net admitted deferred tax asset excluding tax on unrealized gains	—	—	4.8	4.8
Changes in surplus as a result of reinsurance	—	—	(19.8)	(19.8)
Other changes to surplus	—	—	(1.8)	(1.8)
Paid in surplus	—	70.0	—	70.0

Balances as of December 31, 2018	$2.5	$463.2	$(243.3)	$222.4

Balances as of January 1, 2019	$2.5	$463.2	$(243.3)	$222.4
Net income (loss)	—	—	(29.8)	(29.8)
Change in net unrealized capital gains (losses), net of tax	—	—	15.7	15.7
Change in asset valuation reserve	—	—	(5.3)	(5.3)
Change in net admitted deferred tax asset excluding tax on unrealized gains	—	—	3.5	3.5
Changes in surplus as a result of reinsurance	—	—	(13.7)	(13.7)
Other changes to surplus	—	—	0.7	0.7
Paid-in surplus	—	85.4	—	85.4
Prior year correction(1)	—	—	(12.3)	(12.3)

Balances as of December 31, 2019	$2.5	$548.6	$(284.5)	$266.6

(1)	Prior year correction is gross of a $3.9 million tax benefit.

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS — STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
Cash from operations:
Premiums and other considerations	$635.1	$593.9	$516.6
Net investment income	54.2	47.6	37.0
Other income	56.7	56.7	57.2
Policyholder benefits	(201.4)	(119.5)	(80.8)
Net transfer (to) from Separate Accounts	(26.6)	(19.9)	(7.0)
Commissions, expenses, other deductions	(384.5)	(376.6)	(360.2)
Federal income taxes (paid) recovered	0.8	—	7.8

Net cash from (used in) operations	134.3	182.2	170.6

Cash from investing activities:
Proceeds from investments sold, matured or repaid:
Fixed maturities	65.0	284.8	343.8
Common Stocks	1.8	—	—
Derivatives and other miscellaneous proceeds	88.6	44.9	77.2

Total investment proceeds	155.4	329.7	421.0
Cost of investments acquired:
Fixed maturities	(350.1)	(339.1)	(663.1)
Common stocks	—	(2.0)	—
Change in policy loans	21.6	(53.0)	(12.0)
Derivatives and other miscellaneous payments	(2.0)	(9.7)	(40.6)

Total investments acquired	(330.5)	(403.8)	(715.7)

Net cash provided by (used in) investing activities	(175.1)	(74.1)	(294.7)

Cash from (used in) financing activities and miscellaneous sources:
Capital and paid in surplus	70.0	—	—
Amounts withheld or retained by company as agent	3.1	(81.9)	35.7
Other cash provided (applied)	7.0	(15.1)	18.8

Net cash from (used in) financing activities and miscellaneous sources	80.1	(97.0)	54.5

Net change in cash, cash equivalents, and short-term investments	39.3	11.1	(69.6)
Cash, cash equivalents and short-term investments, beginning of year	48.8	37.7	107.3

Cash, cash equivalents and short-term investments, end of year	$88.1	$48.8	$37.7

See Notes to Financial Statements — Statutory Basis.

Equitable Financial Life Insurance Company of America

Notes to Financial Statements — Statutory Basis

1) ORGANIZATION	AND DESCRIPTION OF BUSINESS

Equitable Financial Life Insurance Company of America (herein referred to as either “EFLOA” or the “Company”), formerly MONY Life Insurance Company of America is an Arizona stock life insurance company whose primary business is to provide life insurance, annuity and group employee benefit products to both individuals and businesses. EFLOA is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC (“AEFS”) which is a wholly-owned subsidiary of AXA Equitable Holdings, Inc., and collectively with its consolidated subsidiaries referred to herein as “Equitable Holdings” or “Holdings”. Prior to the initial public offering of shares of Holdings common stock on May 14, 2018, (the “IPO”), Holdings was a wholly-owned subsidiary of AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management. As of December 31, 2019, AXA owns less than 10% of the outstanding common stock of Holdings.

In 2013, the Company entered into a reinsurance agreement (“Reinsurance Agreement”) with Protective Life Insurance Company (“Protective”) to reinsure an in-force book of life insurance and annuity policies written prior to 2004. In addition to the Reinsurance Agreement, the Company entered into a long-term administrative services agreement with Protective whereby Protective will provide all administrative and other services with respect to the reinsured business. For additional information on the Reinsurance Agreements see Note 12.

2) SUMMARY	OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Use of Estimates in Preparation of the Financial Statements

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates.

Some of the significant estimates include those used in determining measurement of an impairment; valuation of investments, including derivatives (in the absence of quoted market values) and the recognition of other than temporary impairments; aggregate reserves; claim liabilities; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters, if applicable.

Significant Accounting Policies

The accompanying financial statements of EFLOA have been prepared in conformity with accounting practices prescribed or permitted by the Arizona Department of Insurance (“SAP”).

The Arizona Department of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of an insurance company in order to determine its solvency under the Arizona State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Arizona. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.

Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles are reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. During 2019, 2018 and 2017, there were no new accounting changes that had a material effect on the Company’s financial statements.

New Accounting Pronouncement

Principal Based Reserving (“PBR”) is a new method of calculating life insurance reserves for term and universal life with secondary guarantees. Adoption of the PBR is optional until January 1, 2020, when it is effective and only applies to new business sold after the Company adopts the methodology. The Company elected to adopt PBR in 2018 for new products issued starting January 1, 2018.

Difference between Generally Accepted Accounting Principles (“GAAP”) and SAP

The differences between statutory surplus and capital stock determined in accordance with SAP and total shareholder’s equity under GAAP are primarily:

(a)	the inclusion in SAP of an Asset Valuation Reserve (“AVR”);

(b)	policy reserves and deposit life funds under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;

(c)	certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods;

(d)

under SAP, Federal income taxes are provided on the basis of amounts currently payable and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. Further, deferred tax assets are reflected to the extent the probability of realization is more likely than not and admissibility of deferred tax assets that are considered realizable is limited while under GAAP, current and deferred Federal income taxes are reported in both income and comprehensive income and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Deferred tax assets are subject to a similar realization assessment under GAAP;

(e)

the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral under SAP of interest-related realized capital gains and losses on fixed income investments through the Interest Maintenance Reserve (“IMR”) intended to stabilize surplus from fluctuations in the value of the investment portfolio;

(f)

the valuation of the investment in AllianceBernstein L.P. (“AllianceBernstein”) under SAP reflects a portion of the market value change rather than the equity in the underlying net assets as required under GAAP;

(g)	certain assets, primarily prepaid assets, certain deferred taxes and computer software development costs, are not admissible under SAP but are admissible under GAAP;

(h)	the fair valuing of all acquired assets and liabilities including VOBA and intangible assets required for GAAP purchase accounting is not recognized in SAP;

(i)

reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under GAAP these reinsured amounts are reflected as an asset;

(j)

under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under GAAP revenue recognition varies by product type and does not include the change in deferred premiums; and

(k)	derivatives unrealized gains and losses flow through surplus under SAP but through income under GAAP.

The effects of the differences between GAAP and SAP on the accompanying statutory financial statements are material.

Other Accounting Policies

Recognition of Premium and Related Expenses

Premiums, considerations and purchase payments are generally recognized as income when due. Payments on deposit-type contracts are recorded to the policy reserve. Policy acquisition costs incurred in connection with the acquiring of new business, such as commissions, underwriting, agency and policy issuance expenses, are charged to operations as incurred.

Reinsurance Ceded

Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves. Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability for unauthorized reinsurers are credited or charged to surplus. Any increase in surplus net of tax resulting from a new reinsurance agreement is recognized as a direct credit to surplus. Recognition of the surplus increase as income is amortized net of tax as earnings emerge from the business reinsured, with no additional impact to surplus. Losses from new reinsurance treaties are expensed immediately.

Valuation of Investments

Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated at the lowest category are valued at lower of amortized cost or fair market value. The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased. For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.

Mortgage backed and assets backed bonds are amortized using the effective interest method including anticipated prepayments from the date of purchase; significant changes in the estimated cash flows from original purchase assumptions are accounted for using the retrospective method. Mortgage backed and asset backed bonds carrying values are adjusted for impairment deemed to be other than temporary through write-downs recorded as realized capital losses.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is predominately used to value securities except issues in default.

Publicly traded unaffiliated common stocks are stated at market value; common stocks not publicly traded are stated at fair value. Common stock values are adjusted for impairments in value deemed to be other than temporary through write-downs recorded as realized capital losses.

Preferred stocks are included with fixed maturities. They are stated principally at amortized cost and are adjusted to regulatory mandated values through the establishment of a valuation allowance, and for impairments in value deemed to be other than temporary through write-downs recorded as realized capital losses. The preferred stock investments include real estate investment trusts (“REIT”) nonredeemable and redeemable preferred stock. Preferred stock investments may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

Short-term investments are stated at cost or amortized cost, which approximates market value.

Cash and cash equivalents includes cash on hand, money market funds, amounts due from banks, highly liquid debt instruments purchased with a maturity of three months or less, and certificates of deposit with a maturity of one year or less.

Mortgage loans on real estate are stated at unpaid principal balances net of unamortized discounts or premiums, fees and valuation allowances. Valuation allowances are established for mortgage loans that are considered impaired by management and recorded based on the difference between collateral value less estimated sales costs and the amortized cost of the mortgage loan. A mortgage loan that is considered other than temporary impairment impaired by management is written down to collateral value less estimated sales costs with the write-down recorded as a realized capital loss. Mortgage loans for which foreclosure is probable are considered other than temporary impairment impaired by management.

Policy loans are stated at unpaid principal balances.

Equity partnership investments are accounted for using the equity method. Changes in the equity value are recorded to unrealized capital gains and losses, unless partnership values are adjusted for impairments in value deemed to be other than temporary through write-downs recorded as realized capital losses. As of December 31, 2019, the Company had no investment in equity partnerships.

Real estate acquired in satisfaction of debt is valued at the lower of unpaid principal balance or estimated fair value at the date of acquisition. Real estate held for investment is reviewed for impairment annually and whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Impaired real estate is written down to fair value with the impairment loss being included in net realized capital losses. Real estate which management has committed to disposing of by sale or abandonment is carried at the lower of estimated fair value less disposition costs or depreciated cost. Real estate held for sale is reviewed quarterly with the shortfall recorded as impairment with a corresponding charge to net realized capital losses. As of December 31, 2019, the Company has no real estate.

Real estate joint ventures are reported principally on the equity method of accounting. The results of real estate joint ventures are adjusted for depreciation, write-downs and valuation allowances. As of December 31, 2019, the Company has no real estate joint ventures.

Depreciation of directly owned real estate and real estate owned by joint ventures is computed using the straight line method, generally ranging from 40 to 50 years. As of December 31, 2019, the Company has no real estate.

All insurance subsidiaries are reported at their respective statutory net equity values. Currently, the only affiliate investment the Company has is AllianceBernstein. The reporting valuation bases for all other subsidiaries (excluding AllianceBernstein L.P. (“AllianceBernstein”)) are reported principally on the equity method of accounting. The Company adopted the market valuation method as the reporting valuation basis for its ownership of AllianceBernstein units in order to conform to the provisions of NAIC SAP. The Company petitioned and received from the Securities Valuation Office (SVO) a valuation of its AllianceBernstein units.

Derivatives are used for asset/liability risk management. If the hedging relationship is effective, the derivative is accounted for in the same manner as the hedged item. If the derivative is not in an effective hedging relationship, the derivative is marked to fair value by recording an unrealized gain or loss (see Note 6 for additional information).

In addition, EFLOA has executed various collateral arrangements with counterparties regarding over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies, or, for some counterparties, investment-grade corporate bonds.

Realized Investment Gains (Losses) and Unrealized Capital Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of net income. The change in unrealized capital gains (losses) is presented as a component of change in surplus.

The AVR and IMR are required under SAP. The AVR for the General Account and Separate Accounts for which EFLOA bears the investment risk is determined by a specified formula and provides for possible future investment losses through charges to capital and surplus. The AVR requires reserves for bonds, preferred stocks, common stocks, mortgage loans on real estate, real estate, and other investments. The IMR captures, for all types of fixed income investments, the realized investment gains and losses which result from changes in the overall level of interest rates. These deferred investment gains or losses are amortized into income over the remaining term to maturity of the investments sold.

Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company determines fair value based upon quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

Separate Accounts

Separate Accounts’ assets and liabilities represent primarily segregated funds administered and invested by the Company for the benefit of certain contract holders. Approximately 84 percent of these assets consist of securities reported at market value and 16 percent consist of fixed maturity securities carried at amortized cost in a book value Separate Accounts. Premiums, benefits and expenses of the Separate Accounts are included in the Company’s Statements of Operations — Statutory Basis.

Under the Protective Reinsurance Agreement, Separate Accounts products subject to the Agreement are ceded on a modified coinsurance (“MODCO”) basis, with Separate Accounts’ assets and liabilities remaining with EFLOA. The Separate Accounts net gains from operations and fees associated with these Separate Accounts contracts (recorded to “Other income”) and the Net transfers to or (from) Separate Accounts are ceded to Protective, and included in the “Separate Accounts’ modified coinsurance reinsurance” line in the Statements of Operations — Statutory Basis.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (certain deferred taxes, prepaid expenses, furniture and equipment, leasehold improvements, accrued interest on certain investments, intangible asset, and non-operating system software expenses) are excluded from assets and statutory surplus. The Company had $64.8 million and $57.5 million of non admitted assets as of December 31, 2019 and 2018, respectively.

Policy and Contract Claims

Policy and contract claim expenses are reported in the period when the Company determines they are incurred. The claim liability would include an estimate for claims incurred but not reported.

Aggregate Reserves

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners’ Reserve Valuation Method and Commissioners’ Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing. Reserves for the indexed universal life products introduced in 2018 and later and variable universal life products introduced in 2019 are principle-based reserves (“PBR”) computed in accordance with NAIC VM-20.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 3.5% to 6.0% for life insurance reserves.

Federal Income Taxes

The Company has a tax sharing agreement with Equitable Holdings and is included in a consolidated federal income tax return together with Equitable Holdings and other affiliates. In accordance with the tax sharing agreement, tax expense is based on a separate company computation. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis. For more information see Note 7.

Revision of Prior Period Financial Statements

During the second quarter of 2018, management identified errors in the calculation of reserves, which included: (i) an error that was primarily the result of modeling errors impacting the statutory valuation system for no lapse guarantee in-force products utilizing the calculations under AG 37 and AG 38; and (ii) an error in the calculation of universal life reserves as the cash surrender value of enhance riders was not included in the cash surrender value yield used to floor the statutory reserves. Management concluded that the errors were not material to the December 31, 2017 and 2016 financial Statements. However, in order to improve the consistency and comparability of the financial statements, management revised the 2017 financial statements to correct for these errors.

The following tables present line items in the Company’s financial statements — statutory basis as of and for the year ended December 31, 2017 that have been affected by the revisions. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the adjustments, and the amounts as currently revised.

	Year Ended December 31, 2017
	As Reported	Adjustments	As Revised
	(in millions)
Statement of Operations — Statutory Basis
BENEFITS AND EXPENSES:
Increase (decrease) in reserves	255.1	(1.2)	253.9
Total Expenses	696.9	(1.2)	695.7

Net gain (loss) from operations before federal income taxes (“FIT”)	(57.9)	1.2	(56.7)
FIT expense (benefit) incurred (excluding tax on capital gains)	(22.3)	1.0	(21.3)

Net gain (loss) from operations	(35.6)	0.2	(35.4)

Net income (loss)	$(12.4)	$0.2	$(12.2)

Statement of Changes in Capital and Surplus — Statutory Basis
Balance, beginning of year:
Unassigned surplus (deficit)	$(77.1)	$(15.9)	$(93.0)

Total capital and surplus	318.6	(15.9)	302.7
Net income (loss)	(12.4)	0.2	(12.2)

Net change in Capital and Surplus	(15.9)	0.2	(15.7)
Balance, end of year:
Unassigned surplus (deficit)	(93.0)	(15.7)	(108.7)

Total capital and surplus	$302.7	$(15.7)	$287.0

Correction of error

During the fourth quarter of 2019, the Company’s management identified an error in the calculation of universal life NLG reserves. As a result of this error, and in accordance with SSAP #3, the Company reported a correction to decrease opening surplus by $12.3 million within Statement of Changes in Capital and Surplus and included a current and deferred tax benefit of $3.9 million. The Company’s management does not believe this correction to be material to the Company’s results of operations, financial position, or cash flow for any of the Company’s previously filed annual statements. The net gain from operation and surplus in 2018 would have been lower by approximately $2.3 million and $8.4 million, respectively, if such error had not been made. The net gain from operations and surplus in 2017 would have been lower by approximately $2.0 million and $4.1 million, respectively if such error not been made.

Reconciliation of Annual Statement to Audited Financial Statements

During the second quarter of 2018, management identified errors in the calculation of reserves, which included: (i) an error that was primarily the result of modeling errors impacting the statutory valuation system for no lapse guarantee in-force products utilizing the calculations under AG 37 and AG 38; and (ii) an error in the calculation of universal life reserves as the cash surrender value of enhance riders was not included in the cash surrender value yield used to floor the statutory reserves. Management concluded that the errors were not material to the December 31, 2017 financial Statements. However, in order to improve the consistency and comparability of the financial statements, management revised the 2017 financial statements to correct for these errors.

As a result of the aforementioned adjustments, there is a difference between the accompanying audited statutory financial statements and the 2019, 2018 and 2017 Annual Statements filed with the NAIC and the Arizona Department of Insurance. The 2019, 2018 and 2017 annual statements reflect the misstatements in accordance with SSAP#3 as a correction of a prior year error as a direct change to surplus.

Listed below is the reconciliation between the accompanying audited financial statements and the Annual Statement as filed:

2018	Total Assets	Total Liabilities	Capital and Surplus	Total Liabilities Surplus and Other Funds	Net Income
	(in millions)
Annual Statement, as filed	$3,704.8	$3,482.4	$222.4	$3,704.8	$(89.4)
Adjustment for reserves	—	—	—	—	0.6

Audited statutory financial statements as reported herein	$3,704.8	$3,482.4	$222.4	$3,704.8	$(88.8)

2017	Total Assets	Total Liabilities	Capital and Surplus	Total Liabilities Surplus and Other Funds	Net Income
	(in millions)
Annual Statement, as filed	$3,735.1	$3,432.4	$302.7	$3,735.1	$(12.4)
Adjustment for reserves	—	15.7	(15.7)	—	0.2

Audited statutory financial statements as reported herein	$3,735.1	$3,448.1	$287.0	$3,735.1	$(12.2)

3)	INVESTMENTS

Fixed Maturities and Common Stock

The following tables provide additional information relating to fixed maturities and common stock held:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
December 31, 2019
Fixed Maturities:
U.S. Government	$11.2	$0.4	$—	$11.6
States, Territories & Possessions	15.3	0.7	—	16.0
Special Revenue and Special Assess. Obligations	4.0	0.1	—	4.1
Political Subdivisions of States and Territories	6.6	0.1	0.2	6.5
Industrial and Miscellaneous (Unaffiliated)	1,313.8	82.0	1.0	1,394.8
Preferred Stocks	2.3	—	—	2.3

Total Fixed Maturities	$1,353.2	$83.3	$1.2	$1,435.3

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Adjusted Cost
	(in millions)
Common Stocks:
Unaffiliated	$0.2	$—	$—	$0.2

Total Unaffiliated Common Stocks	$0.2	$—	$—	$0.2

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
December 31, 2018
Fixed Maturities:
U.S. Government	$8.5	$0.1	$0.2	$8.4
Special Revenue and Special Assess. Obligations	0.5	0.3	—	0.8
Political Subdivisions of States and Territories	3.6	0.1	—	3.7
Industrial and Miscellaneous (Unaffiliated)	1,052.9	2.2	54.4	1,000.7
Preferred Stocks	4.2	—	0.4	3.8

Total Fixed Maturities	$1,069.7	$2.7	$55.0	$1,017.4

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Adjusted Cost
	(in millions)
Common Stocks:
Unaffiliated	$2.0	$—	$—	$2.0

Total Unaffiliated Common Stocks	$2.0	$—	$—	$2.0

Proceeds from sales of investments in fixed maturities and common stocks during 2019, 2018 and 2017 were $56.4 million, $264.7 million and $300.4 million, respectively. Gross gains of $0.6 million in 2019, $0.7 million in 2018 and $9.7 million in 2017 and gross losses of $1.3 million in 2019, $8.2 million in 2018 and $6.8 million in 2017, respectively were realized on these sales.

The carrying value and estimated fair value of fixed maturities at December 31, 2019, by contractual maturity are as follows:

	Carrying Value	Estimated Fair Value
	(in millions)
Due in one year or less	$—	$—
Due after one year through five years	173.5	182.9
Due after five years through ten years	748.4	795.5
Due after ten years	428.8	454.4
Mortgage-backed securities	0.2	0.2
Preferred stocks	2.3	2.3

Total Fixed maturities	$1,353.2	$1,435.3

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews the Company’s securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

The following table discloses fixed maturities 21 issues and 235 issues, respectively, that have been in a continuous unrealized loss position for less than a twelve month period or greater than a twelve month period as of December 31, 2019 and 2018, respectively (in millions):

	Less than 12 Months		12 Months or Longer		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2019
Fixed Maturities:
U.S. Government	$—	$—	$—	$—	$—	$—
Political Subdivisions of States and Territories	3.4	0.2	—	—	3.4	0.2
Industrial and Miscellaneous (Unaffiliated)	40.8	0.8	8.5	0.2	49.3	1.0
Preferred Stocks	—	—	—	—	—	—

Total Fixed Maturities	$44.2	$1.0	$8.5	$0.2	$52.7	$1.2

	Less than 12 Months		12 Months or Longer		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2018
Fixed Maturities:
U.S. Government	$—	$—	$4.6	$0.2	$4.6	$0.2
Industrial and Miscellaneous (Unaffiliated)	372.8	15.6	470.6	38.8	843.4	54.4
Preferred Stocks	1.9	0.1	1.9	0.3	3.8	0.4

Total Fixed Maturities	$374.7	$15.7	$477.1	$39.3	$851.8	$55.0

All contractual payments remain current and the Company has the ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Other than temporary impairments of fixed maturities amounted to $ 0.0 million and $ 2.1 million in 2019 and 2018, respectively.

The Company’s fixed maturity investments are classified by the NAIC utilizing ratings from 1 to 6. Some securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2019, approximately $5.5 million or 0.4% of the $1,353.2 million of the Company’s fixed maturities was considered to be other than investment grade.

At December 31, 2019 and 2018, the carrying values of investments held for the production of income which were non-income producing, for the twelve months preceding the Statement of Assets date, were $0.0 million and $0.3 million for fixed maturities, respectively.

At December 31, 2019 and 2018, EFLOA, in accordance with various government and state regulations, had $7.4 million and $3.9 million of securities deposited with government or state agencies, respectively.

Subprime Exposure

Subprime residential mortgages are mortgage loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization (“FICO”) scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers’ income. Residential Mortgage Backed Securities (“RMBS”) are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans.

The Company has no direct or indirect exposure through investments in subprime mortgage loans.

The Company has no underwriting exposure to subprime mortgage risk through Mortgage Guaranty coverage, Financial Guaranty coverage, Directors & Officers liability, Errors and Omissions liability, and any other lines of insurance.

EFLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

Mortgage Loans

As of December 31, 2019 and 2018, the Company had two commercial mortgage loans with an outstanding balance of $17.0 million, There were no new mortgage loans issued in either year. All payments regarding these loans are current.

Loan-Backed Securities

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is predominately used to value all securities except issues in default. The carrying value and fair value of the Company’s loan-backed securities as of December 31, 2019 was $7.9 million and $8.3 million, respectively. The carrying value and fair value of the Company’s loan-backed securities was $14.5 million and $14.5 million as of December 31, 2018, respectively.

There were no loan-backed securities with a recognized other than temporary impairment as of December 31, 2019.

There were no loan-backed securities with a recognized other than temporary impairment recorded for the year ended December 31, 2019.

All impaired securities (fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss (including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains) as of December 31, 2019:

	Less than 12 Months	12 Months or Longer
(in millions)
The aggregate amount of unrealized losses	$—	$—
The aggregate related fair value of securities with unrealized losses	$—	$—

Repurchase Agreements, Real Estate and Low Income Housing Tax Credit (“LIHTC”)

The Company did not have any repurchase or reverse repurchase agreements during 2019.

The Company does not have any real estate.

The Company has no low income tax credits (“LIHTC”).

Detail of Assets Pledged as Collateral Not Captured in Other Categories: None

Detail of Other Restricted Assets:

As of December 31, 2019, and 2018 the Company had $7.4 million and $3.9 million, respectively, of assets on deposit with various state insurance departments for the benefit of policyholders. In addition, the Company had a $0.2 million and $2.0 million common stock investment in the Federal Home Loan Bank as of December 31, 2019 and 2018, respectively.

Collateral Received and Reflected as Assets Within the Reporting Entity’s Financial Statements:

As of December 31, 2019, the Company collateral assets carrying value and fair value were $14.7 million or 0.8% of general account assets and $14.7 million or 0.8% of the total net admitted general account assets, respectively. The recognized obligation to return collateral asset of the general account was $14.7 million or 1.0% of total liabilities.

The Company does not have any working capital finance investments.

Offsetting and Netting of Assets and Liabilities

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

December 31, 2019

Description	Gross Amounts Recognized	Amount Offset	Net Amount Presented in the Balance Sheets
	(in millions)
ASSETS
Total Derivatives	$31.1	$2.9	$28.2

LIABILITIES
Total Derivatives	$2.9	$2.9	$—

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

December 31, 2018

Description	Gross Amounts Recognized	Amount Offset	Net Amount Presented in the Balance Sheets
	(in millions)
ASSETS
Total Derivatives	$19.6	$0.9	$18.7

LIABILITIES
Total Derivatives	$0.9	$0.9	$—

Structured Notes

The Company had no structured notes as of December 31, 2019 or 2018.

5GI Securities

The Company had no 5GI Securities as of December 31, 2019 or 2018.

Short Sales

The Company had no short sales during the years ended December 31, 2019, 2018 and 2017.

Prepayment Penalty and Acceleration Fees

The Company had Prepayment Penalties or Acceleration fees of $0.1 million in the separate account for the year ended December 31, 2019 and $0.0 million for the years ended December 31, 2018 and 2017, respectively.

Realized Capital Gains (Losses)

The following table summarizes the realized capital gains (losses) for the years ended December 31, 2019, 2018 and 2017:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Fixed maturities	$(0.6)	$(9.5)	$0.2
Derivative instruments	81.8	5.8	41.8
Amounts transferred to interest maintenance reserve (“IMR”) net of tax	0.8	5.9	(4.2)
Tax (expense) credits	(17.1)	(1.2)	(14.6)

Net Realized Capital Gains (Losses)	$64.9	$1.0	$23.2

4)	JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

EFLOA had no investments in Joint Ventures, Partnerships and Limited Liability Companies that exceeded 10% of its admitted assets during the years ended December 31, 2019 and 2018. The Company did not recognize any impairment in Joint Ventures, Partnerships and Limited Liability Companies during the years ended December 31, 2019 and 2018.

5)	INVESTMENT INCOME

Due and accrued income was excluded from investment income on the following bases:

•	Mortgage loans — on loans in foreclosure or where collection of interest is uncertain.

•	Securities — as recommended by Holdings’ Investments Under Surveillance Committee.

•	Real Estate — where rent is in arrears more than three months or is deemed uncollectible.

The total amount of due and accrued income excluded was $0.0 million and $0.1 million as of December 31, 2019 and 2018, respectively.

Net Investment Income

The following table summarizes the net investment income for December 31, 2019, 2018 and 2017 (in millions):

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Fixed maturities	$46.4	$39.8	$34.2
Affiliated dividends	6.7	8.2	6.2
Mortgage loans	0.6	0.6	0.6
Policy loans	2.9	2.2	1.5
Cash and short-term instruments	1.8	1.3	0.5
Investment expense and other	(2.7)	(3.7)	(3.5)
Amortization of IMR	—	0.8	0.7

Net investment income	$55.7	$49.2	$40.2

6)	DERIVATIVE INSTRUMENTS

The Company uses equity-indexed options and futures to hedge its exposure to equity-linked crediting rates on life products. As of December 31, 2019, the market value of the net option positions was $15.1 million and the futures cash margin position was $13.1 million. As of December 31, 2018, the market value of the net option positions was $12.4 million and futures cash margin position was $6.3 million. These positions generated realized gains of $81.8 million in 2019 and $5.8 million in 2018 and and $41.8 million in 2017, and generated unrealized gains of $14.1 million in 2019 and unrealized losses of $40.0 million in 2018 and unrealized gains of $20.5 million in 2017, respectively.

None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All derivatives are valued at fair value.

The Company does not hedge variable annuities under SSAP No. 108.

The table below summarizes the market value of the Company’s financial instruments.

	Assets		Liabilities
	2019	2018	2019	2018
	(in millions)
Equity options	18.0	13.3	2.9	0.9

Total	$18.0	$13.3	$2.9	$0.9

At December 31, 2019 and 2018, the notional amounts were $431.1 million and $254.6 million, respectively.

7)	INCOME TAXES

Components of deferred tax assets (DTAs) and deferred tax liabilities (DTLs):

DTA/DTL Components

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross deferred tax assets	$83.3	$2.6	$85.9	$72.8	$2.1	$74.9	$10.5	$0.5	$11.0
Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	83.3	2.6	85.9	72.8	2.1	74.9	10.5	0.5	11.0
Deferred tax assets nonadmitted	56.6	2.6	59.2	49.5	2.1	51.6	7.1	0.5	7.6

Subtotal net admitted deferred tax asset	26.7	—	26.7	23.3	—	23.3	3.4	—	3.4
Deferred tax liabilities	3.2	6.9	10.1	3.9	5.1	9.0	(0.7)	1.8	1.1

Net admitted deferred tax assets/(net deferred tax liability)	$23.5	$(6.9)	$16.6	$19.4	$(5.1)	$14.3	$4.1	$(1.8)	$2.3

Admission Calculation Components

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets after application of the threshold limitation:	16.6	—	16.6	14.3	—	$14.3	2.3	—	2.3
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	16.6	—	16.6	14.3	—	$14.3	2.3	—	2.3
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	37.5	XXX	XXX	31.1	XXX	XXX	6.4
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities	10.1	—	10.1	9.0	—	9.0	1.1	—	1.1
Deferred tax assets admitted as the result of application of SSAP 101	$26.7	$—	$26.7	$23.3	$—	$23.3	$3.4	$—	$3.4

	December 31,
	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	748.111%	680.260%

	(in millions)
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$271.1	$223.9

Impact of tax planning strategies on adjusted gross DTAs and net admitted DTAs

(a)	Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage (in millions).

	December 31, 2019
	Ordinary	Capital
Adjusted gross DTAs amount from Note 9A1(c)	$83.3	$2.6
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from Note 9A1(e)	$26.7	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%

(b)	The Company’s tax planning strategies does not include the use of reinsurance.

There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred as summarized in the table below:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Federal	$(19.1)	$7.6	$(21.3)
Foreign	—	—	—

Subtotal	(19.1)	7.6	(21.3)
Federal income tax on net capital gains	17.1	1.2	14.6
Utilization of capital loss carry-forwards	—	—	—
Other	3.0	(8.4)	8.4

Federal and Foreign income taxes incurred	$1.0	$0.4	$1.7

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows (in millions):

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
DTAs:
Policyholder reserves	$21.8	$—	$21.8	$7.8	$—	$7.8	$14.0	$—	$14.0
Investments	—	0.3	0.3		0.5	0.5	—	(0.2)	(0.2)
Deferred acquisition costs	47.5	—	47.5	39.7	—	39.7	7.8	—	7.8
Nonadmitted	1.2	—	1.2	1.1	—	1.1	0.1	—	0.1
Net loss carry-forward	11.3	2.3	13.6	21.9	1.6	23.5	(10.6)	0.7	(9.9)
Tax credit carry-forward	0.9	—	0.9	1.8	—	1.8	(0.9)	—	(0.9)
Other (including items <5% of total ordinary tax assets)	0.6	—	0.6	0.5	—	0.5	0.1	—	0.1

Total gross DTAs	83.3	2.6	85.9	72.8	2.1	74.9	10.5	0.5	11.0
Nonadmitted DTAs	56.6	2.6	59.2	49.5	2.1	51.6	7.1	0.5	7.6

Admitted DTAs	26.7	—	26.7	23.3	—	23.3	3.4	—	3.4

DTLs:
Investments	—	(6.9)	(6.9)	—	(5.1)	(5.1)	—	(1.8)	(1.8)
Deferred and uncollected premium	—	—	—	(0.4)	—	(0.4)	0.4	—	0.4
Policyholder reserves	(3.2)	—	(3.2)	(3.4)	—	(3.4)	0.2	—	0.2
Other (including items <5% of total ordinary tax assets)	—	—	—	(0.1)	—	(0.1)	0.1	—	0.1

Total DTLs	(3.2)	(6.9)	(10.1)	(3.9)	(5.1)	(9.0)	0.7	(1.8)	(1.1)

Net admitted (DTL)/DTA	$23.5	$(6.9)	$16.6	$19.4	$(5.1)	$14.3	$4.1	$(1.8)	$2.3

The change in net deferred income taxes is comprised of the following (in millions):

	December 31,
	2019	2018	Change
	(in millions)
Total deferred tax assets	$85.9	$74.9	$11.0
Total deferred tax liabilities	(10.1)	(9.0)	(1.1)

Net deferred tax assets/liabilities	75.8	65.9	9.9
Statutory valuation allowance adjustment	—	—	—

Net deferred tax assets/liabilities after SVA	$75.8	$65.9	9.9

Tax effect of unrealized gains/(losses)			1.2
Incurred tax items in surplus			—

Change in net deferred income tax			$11.1

The Tax Cuts and Jobs Act of 2017 enacted on December 22, 2017 reduces the U.S. federal corporate tax rate from 35% to 21% beginning on January 1, 2018. Due to the enactment of this law, the Company recorded a $9.0 million decrease in the net admitted DTA for the tax year 2017.

Reconciliation of total statutory income taxes reported to tax at the statutory tax rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses.

Description	Amount	21% Tax Effect	Effective Tax Rate
	(in millions)
Income before taxes (including all realized capital gains / (losses))	$(32.5)	$(6.8)	21.00%
Dividends-received deduction	(4.0)	(0.8)	2.57%
Interest maintenance reserve	—	—	—%
IRS audit adjustment	0.5	—	(0.31)%
Deferred gain on reinsurance	(13.7)	(2.9)	8.85%
Incurred tax items in surplus	2.3	0.5	(1.42)%
Other, provision to return	(0.4)	(0.1)	0.24%

Total	$(47.8)	$(10.1)	30.93%

Federal income tax incurred		$1.0	(3.22)%
Change in net deferred income tax		(11.1)	34.15%

Total statutory income taxes		(10.1)	30.93%

Carry-forwards, Recoverable taxes and IRS Section 6603 Deposits

As of December 31, 2019 the Company has net operating loss carry-forward of $53.6 million, capital loss carryforward of $11.1 million and an AMT credit carryforward of $0.9 million.

There were no income taxes, ordinary and capital, available for recoupment in the event of future losses.

There are no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, Equitable Holdings and the following subsidiaries and affiliates.

AXA Equitable Life Insurance Company	Trusted Insurance Advisors General Agency Corp.
AXA Equitable Life and Annuity Company	Financial Marketing Agency, Inc.
AXA Distribution Holding Corp.	AXA Technology Services America, Inc.
AllianceBernstein Corp.	AXA Corporate Solutions Life Reinsurance Company
Equitable Structured Settlement Corp.	EQ AZ Life Re Company
Equitable Casualty Insurance Co.	CS Life RE Company
JMR Realty Services, Inc.	U.S. Financial Life Insurance Company
1740 Advisers, Inc.	AXA IM Holdings US, Inc.
MONY Financial Services, Inc.	Alpha Unit Holdings, Inc.
Trusted Investment Advisors Corp.

Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or receivable as a result of taxable operations for the current year.

In accordance with the tax sharing agreement between Holdings and the Company, tax expense is based on separate company computations. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis.

At December 31, 2019 and 2018, the total amount of unrecognized tax benefits were $4.7 million and $4.6 million, respectively, all of which would affect the effective tax rate.

EFLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2019, 2018 and 2017 were $0.5 million, $0.4 million and $0.3 million, respectively. Tax expense for 2019 reflected an expense of $0.1 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Balance at January 1	$4.2	$4.0	$4.0
Additions for tax positions of prior years	—	0.2	—
Reduction for tax positions of prior years	—	—	—
Settlements with tax authorities	—	—	—

Balance at December 31	$4.2	$4.2	$4.0

It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

The IRS is currently auditing the tax years 2010-2013.

Repatriation Transition Tax (RTT) — RTT Owed under the TCJA- None

Alternative Minimum Tax (AMT) Credit

		As of December 31, 2019 (in millions)
Was the AMT Credit recognized as a current year recoverable or Deferred Tax Asset (DTA)?
Gross AMT Credit Recognized as:
1a	Current year recoverable	$0.9
1b	Deferred tax asset (DTA)	0.9
2	Beginning Balance of AMT Credit Carryforward	1.8
3	Amounts Recovered	0.9
4	Adjustments	—
5	Ending Balance of AMT Credit Carryforward (5=2-3-4)	0.9
6	Reduction for Sequestration	—
7	Nonadmltted by Reporting Entity	0.9
8	Reporting Entity Ending Balance (8=5-6-7)	$—

8)	INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

EFLOA does not have any guarantees for the benefit of an affiliate or related party.

As of December 31, 2019, with the permission of the Arizona Department of Insurance, the Company accrued a $85.0 million capital contribution from it’s parent AEFS. This amount was settled on February 27, 2020.

On February 7, 2019, the Arizona Department of Insurance granted the Company permission to accrue a $70.0 million capital contribution from its parent AEFS as of December 31, 2018. This amount was settled on February 20, 2019.

On April 11, 2018, the reinsurance agreement with the AXA RE Arizona Company (“AXA RE”) was novated to EQ AZ Life Re Company (“EQAZ”), a captive insurance company, organized under the laws of Arizona, a subsidiary of AEFS. EQAZ obtained new letters of credit, guaranteed by Holdings, to support the treaties and the letters of credit of AXA RE were canceled. The letter of credit amount as of December 31, 2019 and 2018 was $45.0 million. Premiums earned from the above mentioned affiliated reinsurance transactions during 2019, 2018 and 2017, were $5.2 million, $4.4 million and $3.4 million, respectively. There were no claims ceded for any of the years. For additional information see Note 12.

EFLOA reported amounts due from affiliates of $88.3 million and $74.3 million at December 31, 2019 and 2018, respectively. The Company reported amounts payable to affiliates of $7.9 million and $3.8 million at December 31, 2019 and 2018, respectively. The receivable and payable amounts are primarily related to capital contributions, expense allocations, reinsurance settlements and commissions payable.

EFLOA reimburses AXA Equitable Life Insurance Company (“AXA Equitable”) for its use of personnel, property and facilities in carrying out certain of its operations. The associated costs related to the service agreements are allocated to EFLOA based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by EFLOA. Expenses paid related to these agreements, which are reported as operating expenses, were $130.5 million, $156.3 million and $110.5 million in 2019, 2018 and 2017, respectively.

AllianceBernstein provides investment advisory and management services to EFLOA on a fee basis which amounted to $1.8 million, $1.8 million and $1.8 million in 2019, 2018 and 2017, respectively. EFLOA incurred distribution fee charges from AXA Network, LLC of $103.7 million, $113.2 million and $109.1 million in 2019, 2018 and 2017, respectively, and from AXA Distributors, LLC of $52.0 million, $47.5 million and $43.1 million in 2019, 2018 and 2017, respectively, for distributing EFLOA’s products.

Investment SCA

The Company’s carrying value of its investment in AllianceBernstein was $58.7 million and $53.0 million as of December 31, 2019 and 2018, respectively. The AllianceBernstein security was updated with the NAIC on December 19, 2019. It has been valued under Part 5, Section 2(c)(i) A1 of the NAIC valuation procedures relating to the valuation of common stocks of subsidiary, controlled or affiliated companies.

9)	CAPITAL AND SURPLUS AND SHAREHOLDERS DIVIDEND RESTRICTIONS

EFLOA has 5,000,000 shares of common stock authorized, 2,500,000 shares issued, and 2,500,000 outstanding. All outstanding shares are held by AEFS.

On February 7, 2020, the Arizona Department of Insurance granted the Company permission to accrue a $85.0 million capital contribution from AEFS. This amount was settled on February 27, 2020. On February 7, 2019, the Arizona Department of Insurance granted the Company permission to accrue a $70.0 million capital contribution from its parent AEFS as of December 31, 2018. This amount was settled on February 20, 2019.

Under Arizona Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Based on this formula, the Company would not be permitted to pay ordinary shareholder dividends during 2020. Any payment of a dividend would require the Company to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution.

The Company did not pay any dividends in 2019, 2018 and 2017.

The Company had no special surplus funds as of December 31, 2019 and 2018.

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains and (losses) was $(15.4) million, $(21.1) million and $(25.5) million as of December 31, 2019, 2018 and 2017, respectively.

10)	COMMITMENTS AND CONTINGENCIES

Litigation

A number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life insurers in the jurisdictions in which EFLOA does business. These actions and proceedings involve, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial fines and judgments against other insurers, including punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. EFLOA, from time to time, is involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on EFLOA’s financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

Contingent Commitments

Joint Ventures, Partnerships and Limited Liability Company contingent liabilities

To facilitate certain investment related transactions, the Company has provided, from time to time, certain guarantees or commitments to affiliates or investors. These arrangements include commitments for the Company, under certain conditions, to provide equity financing to certain limited partnerships. As of December 31, 2019, there were no commitments outstanding.

Other Contingent Commitments

The Company has no outstanding commitments under existing mortgage loan or mortgage loan commitment agreements at December 31, 2019.

Assessments

(1)

As of December 31, 2019 and 2018, the Company had a $0.7 million and $0.7 million liability for the estimated portion of future assessments related to insolvent insurers, primarily Executive Life Ins. Co. and Lincoln Memorial

Life Insurance Company. These assessments are expected to be paid over an extended period. The Company also held a $0.5 million asset for premium tax offsets that are expected to be realized with respect to these assessments as of December 31, 2019 and 2018, and an additional $0.1 million asset for premium tax offsets for assessments already paid as of December 31, 2019 and 2018. The Company has received no notification in 2019, 2018 or 2017 of any other new insolvencies that are material to the Company’s financial position.

(2)	Guaranty Fund Liabilities and Assets Related to Assessments from Insolvencies for Long-Term Care Contracts

The Company had no significant guarantee fund liability as of December 31, 2019 and 2018.

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty Network America Insurance Company	45	1-68	11	45	1-68	11
American Network Insurance Company	44	1-68	14	44	1-68	14

11)	FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

Fair Value Measurement at Reporting Date

The following tables provide information as of December 31, 2019 and 2018 about EFLOA’s financial assets measured at fair value:

	As of December 31, 2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	(in millions)
Assets at Fair Value:
Bonds:
Commercial Mortgage-Backed Securities	$—	$—	$—	$—	$—

Total Bonds	—	—	—	—	—

Common Stocks:
Industrial and Miscellaneous	—	—	0.2	—	0.2

Total Common Stocks	—	—	0.2	—	0.2

Derivative Assets:
Options	—	15.1	—	—	15.1

Total Derivatives	—	15.1	—	—	15.1

Separate Accounts Assets(1)	2,248.9	14.3	—	—	2,263.2

Total Assets at Fair Value	$2,248.9	$29.4	$0.2	$—	$2,278.5

Liabilities at Fair Value:
Derivative Liabilities	$—	$—	$—	$—	$—

Total Liabilities at Fair Value	$—	$—	$—	$—	$—

(1)	Only Cash and Invested Assets.

	As of December 31, 2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	(in millions)
Assets at Fair Value :
Bonds:
Commercial Mortgage-Backed Securities	$—	$—	$—	$—	$—

Total Bonds	—	—	—	—	—

Common Stocks:
Industrial and Miscellaneous	—	—	2.0	—	2.0
Total Common Stocks	—	—	2.0	—	2.0

Derivative Assets:
Options	—	12.4	—	—	12.4

Total Derivatives	—	12.4	—	—	12.4
Separate Accounts Assets(1)	1,835.6	14.4	—	—	1,850.0

Total Assets at Fair Value	$1,835.6	$26.8	$2.0	$—	$1,864.4

Liabilities at Fair Value:
Derivative Liabilities	—	—	—	—	—

Total Liabilities at Fair Value	$—	$—	$—	$—	$—

(1)	Only Cash and Invested Assets. For the year 2018, there was reclassification between NAV and Level 1.

Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables summarizes the changes in assets classified in Level 3 during the years ended December 31, 2019, 2018 and 2017:

	Beginning Balance at January 1, 2019	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Sales	Total Ending Balance at December 31, 2019
	(in millions)
Common stock — Industrial and Miscellaneous	2.0	—	—		(1.8)	0.2

Total	$2.0	$—	$—	$—	$(1.8)	$0.2

During 2019 there were no transfers between levels 1, 2 or 3.
	Beginning Balance at January 1, 2018	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Sales	Total Ending Balance at December 31, 2018
	(in millions)
Commercial Mortgage-Backed Securities	$—	$—	$—	$2.0	$—	$2.0

Total	$—	$—	$—	$2.0	$—	$2.0

During 2018 there were no transfers between levels 1, 2 or 3.

	Beginning Balance at January 1, 2017	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Sales	Total Ending Balance at December 31, 2017
	(in millions)
Commercial Mortgage-Backed Securities	$1.6	$—	$5.0	$—	$(6.6)	$—

Total	$1.6	$—	$5.0	$—	$(6.6)	$—

During 2017 there were no transfers between levels 1, 2 or 3.

The following tables discloses carrying value and estimated fair value (defined within the fair value hierarchy) as of December 31, 2019 and 2018 for financial instruments:

	As of December 31, 2019
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
	(in millions)
Bonds	$1,433.1	$1,350.9	$—	$1,423.5	$9.6	$—	$—
Preferred Stock	$2.3	$2.3	$2.3	$—	$—	$—	$—
Common Stock(1)	$78.5	$58.9	$—	$—	$78.5	$—	$—
Mortgage Loans on Real Estate	$17.6	$17.0	$—	$—	$17.6	$—	$—
Policy Loans	$89.1	$88.5	$—	$—	$89.1	$—	$—
Derivatives	$28.2	$28.2	$13.1	$15.1	$—	$—	$—
Separate Accounts(2)	$2,718.4	$2,699.3	$2,276.5	$441.9	$—	$—	$—
Policyholders liabilities: Investment contracts	$3.7	$3.7	$—	$—	$3.7	$—	$—

(1)

The difference between the admitted value and aggregate fair entirely represents affiliated holdings of AllianceBernstein units, which for statutory admitted carrying value is discounted by 25% as of December 31, 2019. The discount is based on SSAP #97 sliding scale and approved by the SVO.

(2)	Only Cash and Invested Assets.

	As of December 31, 2018
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
	(in millions)
Bonds	$1,013.6	$1,065.5	$—	$1,002.6	$11.0	$—	$—
Preferred Stock	$3.8	$4.2	$3.8	$—	$—	$—	$—
Common Stock(1)	$72.7	$55.0	$—	$—	$72.7	$—	$—
Mortgage Loans on Real Estate	$16.2	$17.0	$—	$—	$16.2	$—	$—
Policy Loans	$121.9	$109.9	$—	$—	$121.9	$—	$—
Derivatives	$12.4	$18.7	$—	$12.4	$—	$—	$—
Separate Accounts(2)	$2,271.3	$2,276.6	$1,840.5	$430.8	$—	$—	$—
Policyholders liabilities: Investment contracts	$4.9	$4.9	$—	$—	$4.9	$—	$—

(1)

The difference between the admitted value and aggregate fair entirely represents affiliated holdings of AllianceBernstein units, which for statutory admitted carrying value is discounted by 25% as of December 31, 2018. The discount is based on SSAP #97 sliding scale and approved by the SVO.

(2)	Only Cash and Invested Assets. For the year 2018, there was reclassification between NAV and Level 1.

12)	REINSURANCE AGREEMENTS

In 2013, the Company entered into the Reinsurance Agreement with Protective to reinsure an in-force book of life insurance and annuity policies written prior to 2004. In addition to the Reinsurance Agreement, the Company entered into a long-term administrative services agreement with Protective whereby Protective will provide all administrative and other services with respect to the reinsured business.

For business not reinsured with Protective, the Company generally reinsures its variable life and interest-sensitive life insurance policies on an excess of retention basis. In 2018, the Company generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to-die policies. For amounts issued in excess of those limits we typically obtain reinsurance from unaffiliated third parties. The reinsurance arrangements obligate the reinsurer to pay a portion of any death claim in excess of the amount we retain in exchange for an agreed-upon premium. The assumed reinsurance business with AXA Global Re is not a part of the Protective Reinsurance Agreement. Beginning in 2016 the group short and long-term disability is being reinsured with Group Reinsurance Plus (GRP) via a quota share arrangement.

During the second quarter of 2018, the contracts assumed by AXA RE were novated to EQAZ, a newly formed affiliated captive insurance company organized under the laws of Arizona, a subsidiary of AEFS. Shortly after the novation of business to EQAZ, AXA RE was merged with and into AXA Equitable.

The no lapse guarantee riders on the variable life product with issue dates from September 2006 through December 2008 are being reinsured on a 90% first dollar quota share basis through EQAZ. Beginning in 2009, lapse guarantee riders were no longer offered on the product.

EFLOA has a quota share arrangement with an AXA affiliate AXA Global Re (formerly AXA Cessions), assuming a percentage of excess Life/Disability/A&H business. Premiums and benefits assumed under this treaty were $1.2 million and $0.4 million, respectively, for the year ended December 31, 2019, $2.4 million and $2.1 million, respectively, for the year ended December 31, 2018 and $2.4 million and $1.8 million, respectively, for the year ended December 31, 2017. The contract is now closed to new business.

The following table summarizes the effect of reinsurance:

	2019	2018		2017
	(in millions)
Direct premiums	$759.0		$719.1	$655.0
Considerations for supplementary contracts	5.6		4.4	4.0
Reinsurance assumed	1.2		2.4	2.4
Reinsurance ceded to Protective	(70.0)		(76.1)	(92.0)
Reinsurance ceded — Other	(62.3)		(58.4)	(50.0)

Premiums and annuity considerations	$633.5		$591.4	$519.4

Reduction in insurance — Protective

Reserves, at December 31(1)	$1,247.0	*$	1,314.0	$1,383.0

Reduction in insurance — Other

Reserves, at December 31	$267.6		$282.1	$289.0

(1)	At December 31, 2019 there was $1,131.0 million of assets held in trust at Northern Trust supporting this reinsurance credit.

13)	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

EFLOA waives deduction of deferred fractional premiums upon death of the insured but does not return any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

Substandard policies are valued from basic actuarial principles using the policy’s substandard rating.

At December 31, 2019, the Company had $718.9 million of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the Arizona Department of Insurance. Reserves to cover the above insurance totaled $7.1 million at December 31, 2019.

14)	VARIABLE ANNUITY CONTRACTS — GUARANTEED MINIMUM DEATH BENEFIT (“GMDB”) AND GUARANTEED MINIMUM INCOME BENEFIT (“GMIB”)

Insurance reserves for all products meet the aggregate statutory requirements under Arizona Insurance Law and recognize the specific risks related to each product. EFLOA issued certain variable annuity contracts with GMDB and GMIB features that guarantee either:

a)	Return of Premium: the benefit is the greater of current account value or premium paid (adjusted for withdrawals);

b)

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

c)	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

d)	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

As a result of the Reinsurance Agreement with Protective, EFLOA reinsured 100% of the insurance risk and benefits associated with the GMIB reinsurance contracts to Protective.

15)	ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit- Type Contract Funds and other Liabilities Without Life or Disability Contingencies :

December 31, 2019:	General Account	Separate Accounts with Guarantees	Separate Accounts Non- guaranteed(1)	Total	% of Total
	(in millions)
A. INDIVIDUAL ANNUITIES:
1. Subject to discretionary withdrawal:
(a) With fair value adjustment	$175.0	$—	$—	$175.0	16.3%
(b) At book value less current surrender charge of 5% or more	2.4	—	—	2.4	0.2%
(c) At fair value	—	—	578.5	578.5	53.9%

(d) Total with adjustment or at fair value (Total of 1 through 3)	177.4	—	578.5	755.9	70.4%

(e) At book value without adjustment (minimal or no charge or adjustment)	246.9	—	—	246.9	23.0%
2. Not subject to discretionary withdrawal	70.2	—	—	70.2	6.6%

3. Total (Gross: Direct + Assumed)	494.5	—	578.5	1,073.0	100.0%

4. Reinsurance ceded	494.5	—	—	494.5

5. Total (net) (C) — (D)	$—	$—	$578.5	$578.5

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$—	$—	$—	$—

	General Account	Separate Accounts with Guarantees	Separate Accounts Non- guaranteed	Total	% of Total
	(in millions)
B. GROUP ANNUITIES:
1. Subject to discretionary withdrawal:
(a) With fair value adjustment	$—	$—	$—	$—	—%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—%
(c) At fair value	—	—	—	—	—%

(d) Total with adjustment or at fair value (Total of 1 through 3)	—	—	—	—	—%

(e) At book value without adjustment (minimal or no charge or adjustment)	1.4	—	—	1.4	52.1%
2. Not subject to discretionary withdrawal	1.3	—	—	1.3	47.9%

3. Total (Gross: Direct + Assumed)	2.7	—	—	2.7	100.0%

4. Reinsurance ceded	2.7	—	—	2.7

5. Total (net) (C) — (D)	$—	$—	$—	$—

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$—	$—	$—	$—

	General Account	Separate Accounts with Guarantees	Separate Accounts Non- guaranteed	Total	% of Total
	(in millions)
C. DEPOSIT-TYPE CONTRACTS 1. Subject to discretionary withdrawal:
(a) With fair value adjustment	$—	$—	$—	$—	—%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—%
(c) At fair value	—	—	—	—	—%

(d) Total with adjustment or at fair value (Total of 1 through 3)	—	—	—	—	—%

(e) At book value without adjustment (minimal or no charge or adjustment)	43.4	—	—	43.4	98.2%
2. Not subject to discretionary withdrawal	0.8	—	—	0.8	1.8%

3. Total (Gross: Direct + Assumed)	44.2	—	—	44.2	100.0%

4. Reinsurance ceded	40.5	—	—	40.5

5. Total (net) (C) — (D)	$3.7	$—	$—	$3.7

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$—	$—	$—	$—

(1)	The entire Separate Accounts reserve total of $578.5 million is ceded as part of a modified coinsurance basis treaty with Protective.

16)	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

A. Subject to discretionary withdrawal, surrender values, or policy loans:

	General Account			Separate Account- Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Universal Life	$406.1	$406.1	419.4	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	1,467.8	1,084.3	1,223.1	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	—	—	—	—	—	—
(9) Variable Universal Life	229.0	211.6	216.3	2,103.6	1,815.0	1,881.9
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies without Cash Value	XXX	XXX	366.1	XXX	XXX	—
(2) Accidental Death Benefits	XXX	XXX	—	XXX	XXX	—
(3) Disability — Active Lives	XXX	XXX	41.7	XXX	XXX	—
(4) Disability — Disabled Lives	XXX	XXX	17.4	XXX	XXX	—
(5) Miscellaneous Reserves	XXX	XXX	290.0	XXX	XXX	—
C. Total (gross: direct + assumed)	$2,102.9	$1,702.0	$2,574.0	$2,103.6	$1,815.0	$1,881.9
D. Reinsurance Ceded	25.9	25.9	971.1	—	—	—
E. Total (net) (C) (D)	$2,077.0	$1,676.1	$1,602.9	$2,103.6	$1,815.0	$1,881.9

17)	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

	December 31,
	2019		2018
	(in millions)
Line of Business	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	(0.1)	(0.1)	(0.1)	(0.1)
Ordinary renewal	(0.5)	(0.5)	2.2	2.2
Group life	0.3	0.3	0.4	0.4

Total premium and annuity considerations deferred and uncollected	$(0.3)	$(0.3)	$2.5	$2.5

18)	SEPARATE ACCOUNTS

Separate Accounts’ Activity

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions in Separate Accounts.

•	Variable Life

•	Variable Annuities

In accordance with the domiciliary state procedures approving items within the Separate Accounts, the Separate Accounts classification of Variable Life and Variable Annuities are supported by Arizona Statute Section 20-651.

In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

As of December 31, 2019 and 2018, the Company’s Separate Accounts statement included legally insulated assets of $2,663.8 million and $2,240.3 million, and not legally insulated of $40.4 million and $40.5 million, respectively. The assets legally insulated include $580.3 million and $527.6 million of variable annuities and $2,083.5 million and $1,712.7 million for variable life as of December 31, 2019 and December 31, 2018, respectively. The non-insulated assets represent variable life.

In accordance with the products/transaction recorded within the Separate Accounts, some Separate Accounts liabilities are guaranteed by the General Account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.)

Most of the Separate Accounts’ products the Company offers with guarantees from the General Account do not have explicit charges broken out from other M & E charges. For products with explicit charges for guarantees from the General Account, the Separate Accounts have paid risk charges of $0.4 million and $0.4 million and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

For the years ended December 31, 2019, 2018 and 2017, the General Account of the Company has paid $1.4 million, $1.0 million and $0.8 million toward Separate Accounts’ guarantees.

None of the Company’s Separate Accounts engage in securities lending transactions.

General Nature and Characteristics of Separate Accounts Business

Separate and variable accounts held by the Company primarily represent funds for individual flexible payment variable annuity contracts of a non-guaranteed nature. These variable annuities generally provide incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other Separate Accounts are used as funding vehicles for flexible premium variable life insurance policies, variable universal life insurance policies, survivorship variable universal life insurance policies, and corporate sponsored variable universal life insurance policies. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at market. This business has been included in Column 4 of the table below. Certain other Separate Accounts are used as funding vehicles for variable universal life insurance policies. These policies provide guaranteed interest rates of 4% or less or are segregated assets to support the equity indexed option of these policies. The assets of these Separate Accounts are carried at amortized cost. This business has been included in Column 1 and Column 2 of the table below.

Information regarding the Separate Accounts of the Company is as follows (in millions):

	Separate Accounts with Guarantees			Non-Guaranteed Separate Accounts	Total
	Indexed	Non-Indexed Guarantee Less than/equal to 4%	Non-Indexed Guarantee More than 4%
	(in millions)
Premiums, considerations or deposits for the year ended December 31, 2019	$—	$—	$—	$244.4	$244.4

Reserves at December 31, 2019 for accounts with assets at:
Market value	$—	$—	$—	$2,046.8	$2,046.8
Amortized cost	29.8	383.8	—	—	413.6

Total reserves	$29.8	$383.8	$—	$2,046.8	$2,460.4

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$29.8	$—	$—	$—	$29.8
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	2,046.8	2,046.8
At market value
At book value without market value adjustment and with current surrender charge less than 5%	—	383.8	—	—	383.8

Subtotal	29.8	383.8	—	2,046.8	2,460.4
Not subject to discretionary withdrawal	—	—	—	—	—

Total (Gross: Direct and Assumed)(1)	$29.8	$383.8	$—	$2,046.8	$2,460.4

(1)	The Separate Accounts reserves are subject to $1,071.9 million of MODCO Reinsurance with Protective.

Reconciliation of Net Transfers To or (From) Separate Accounts (in millions):

1. Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
a. Transfers to Separate Accounts	$244.4
b. Transfers from Separate Accounts	248.1

c. Net transfers to or (from) Separate Accounts (a) — (b)	$(3.7)

2. Reconciling Adjustments:
a.	—
b.	—
c.	—

3. Transfers as Reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(3.7)

19)	UNPAID CLAIM AND CLAIM EXPENSES

The liability for unpaid claims and claim expenses as of December 31, 2019 and 2018 is as follows:

Liability for Unpaid Claims and Claim Expenses

	December 31,
	2019	2018
	(in millions)
Group Employee Benefits	$37.1	$31.3

Gross Balance at January 1,	$31.3	$12.0
Less Reinsurance	10.9	4.1

Net Balance at January 1,	$20.4	$7.9

Incurred Claims (net) Related to:
Current Year	$51.4	$41.9
Prior Year	(10.7)	—

Total Incurred	$40.7	$41.9

Paid Claims (net) Related to:
Current Year	$32.8	$24.6
Prior Year	7.3	4.8

Total Paid	$40.1	$29.4

Net Balance at December 31,	$20.8	$20.4
Add Reinsurance	16.3	10.9

Gross Balance at December 31,	$37.1	$31.3

The table below presents incurred and paid claims development as of December 31, 2019, net of reinsurance, cumulative claims frequency, and total incurred but not reported liability (“IBNR”) for EFLOA’s long-term disability business:

	2019	2018	2017	IBNR	Claim Frequency
	(in millions)
Long-term Disability
Incurral Year
2017	$1.9	$2.5	$3.1	$—	108
2018	5.2	7.4			183
2019	10.4			3.8	170

Cumulative LTD Incurred Claims	$ 17.5	$9.9	$3.1	$3.8

The table below presents incurred and paid claims development as of December 31, 2018, net of reinsurance, cumulative claims frequency, and total incurred but not reported liability (“IBNR”) for EFLOA’s long-term disability business:

	2018	2017	IBNR	Claim Frequency
	(in millions)
Long-term Disability
Incurral Year
2017	$2.5	$3.1		107
2018	$7.4		$2.8	146

Cumulative LTD Incurred Claims	$9.9	$3.1	$2.8

The claim frequency for long-term disability represents the number of unique claim events for which benefit payments have been made. Claim events are identified using a unique claimant identifier and incurral date (claim event date). Thus, if an individual has multiple claims for different disabling events (and thus different disability dates), each will be reported as a unique claim event. However, if an individual receives multiple benefits under more than one policy (for example, supplementary disability benefits in addition to the base policy), we treat it as a single claim occurrence because they are related to a single claim event. Claim frequency is expected to be lower for the most recent incurral year because claimants have to satisfy elimination period before being eligible for benefits. The historical claim payout pattern for the long-term disability for the years presented in the development table is not available because this is a relatively new line of business.

EFLOA discounts long-term disability liabilities as benefit payments are made over extended periods. Discount rate assumptions for these liabilities are based on the prescribed Statutory rates by year of incurral.

The following table reconciles the long-term disability net incurred and paid claims development table to the liability for unpaid claims and claim expenses in the Company’s balance sheet as of December 31, 2019 and 2018:

	December 31,
	2019	2018
	(in millions)
Long-Term Disability Claim Development Table, net of reinsurance
Undiscounted LTD Incurred Claims, net of reins	$17.6	$9.9
Subtract Cumulative LTD Paid Claims, net of reins	(3.5)	(1.3)
Subtract Impact of LTD Discounting, net of reins	(1.8)	(0.8)

LTD liabilities for unpaid claim and claim expense, net of reinsurance	$12.3	$7.8

Unpaid Claims and Claim Expenses, net of reinsurance
LTD liabilities for unpaid claim and claim expense, net of reinsurance	$12.3	$7.8
Other short-duration contracts, net of reinsurance	8.5	12.6

Total liabilities for unpaid claim and claim expense, net of reinsurance	$20.8	$20.4

Reinsurance Recoverable on unpaid claims
Long-term disability	$14.2	$8.9
Other short-duration contracts	2.1	2.0

Total Reinsurance Recoverable	$16.3	$10.9

Total liability for unpaid claim and claim expense	$37.1	$31.3

20)	DEBT AND FEDERAL HOME LOAN BANK (“FHLB”)

Debt and Capital Notes

The Company has no debt or capital note obligations outstanding as of December 31, 2019 or 2018.

Federal Home Loan Bank (“FHLB”)

As of December 31, 2019, the Company invested $0.2 million in Class B membership stock in the FHLB. During 2018, the Company invested $2.0 million in Class B membership stock in the FHLB. As a result of the investment, the Company has the capacity to borrow up to $300 million from the FHLB. As of December 2019, the Company had no borrowings from FHLB.

21)	SHARE-BASED COMPENSATION

Certain employees of AXA Equitable who perform services for EFLOA participate in various share-based payment arrangements sponsored by Equitable Holdings or AXA. EFLOA was allocated $2.8 million, $2.9 million and $3.1 million of compensation costs, included in Operating expenses in the statements of operations—statutory basis, for share-based payment arrangements during each of the years ended December 31, 2019, 2018 and 2017, respectively.

22)	SUBSEQUENT EVENTS

On February 7, 2020, the Arizona Department of Insurance granted the Company permission to accrue, a $85.0 million capital contribution from its parent AEFS. This amount was settled on February 27, 2020.

Events and transactions subsequent to the balance sheet date have been evaluated by management, for purpose of recognition or disclosure in these financial statements, through their date of issue on April 9, 2020.

COVID-19 Pandemic

The outbreak of the novel Coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The Company has evaluated the effects of events subsequent to December 31, 2019, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. Subsequent to December 31, 2019, equity and financial markets have experienced significant volatility and interest rates have continued to decline due to the COVID-19 pandemic. The Company is currently unable to determine the extent of the impact of the pandemic to its operations and financial condition.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020, with certain provisions immediately effective or retroactively effective to January 1, 2020. The CARES Act suspends required minimum distributions during the 2020 calendar year for many tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs). The CARES Act permits penalty-free withdrawals during 2020 from such plans and contracts by individuals affected by Coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts would be limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. The CARES Act also increases availability of specified qualified plan loans and flexibility of repayment.

PART II

(INFORMATION NOT REQUIRED IN A PROSPECTUS)

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking

The By-Laws of Equitable Financial Life Insurance Company of America (the “Corporation”) provide, in Article VI as follows:

Section 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

3. The Portfolios. Portfolio shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called “shared funding.” Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called “mixed funding.” Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Portfolios, and any other insurance companies that participate in the Portfolios are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Portfolios. This might force the Portfolios to sell securities at disadvantageous prices.

Section 6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

The directors and officers of Equitable Financial Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Zurich Insurance Company, Arch Insurance Company, Sompo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda CAN, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, CODA (Chubb) XS, and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF
THE INVESTMENT COMPANY ACT OF 1940

Registrant and Equitable Financial Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Equitable Financial Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The Facing Sheet.

The Prospectus.

The undertaking to file reports.

The signatures.

Written consents of the following persons:

a.     Opinion and consent of Counsel.

b.     Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

The following exhibits:

1.     The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

(1)   Resolution of the Board of Directors of Equitable Financial Life Insurance Company of America authorizing establishment of Equitable America Variable Account L, incorporated herein by reference to the Registration Statement filed on Form N-6 (File No. 333-102233) filed on December 27, 2002.

(2)   Not applicable.

(3)   (a)   Wholesale Distribution Agreement dated April 1, 2005 by and between Equitable Financial Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

(i)    Form of the First Amendment dated as of October 1, 2013 to the Wholesale Distribution Agreement dated as of April 1, 2005 between Equitable Financial Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(ii)   Second Amendment dated as of August 1, 2015 to the Wholesale Distribution Agreement dated as of April 1, 2005 between Equitable Financial Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(b)   Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to post-effective amendment no. 35 to the registration statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

(c)   Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to post-effective amendment no. 35 to the registration statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

(d)   General Agent Sales Agreement, dated as of June 6, 2005, by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(i)    First Amendment dated as of August 1, 2006 to General Agent Sales Agreement by and between Equitable Financial Life Insurance Company of America and AXA Network, incorporated herein by reference to post-effective amendment no. 45 to the registration statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

(ii)   Second Amendment dated as of April 1, 2008 to General Agent Sales Agreement dated as of April 1, 2008 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(iii)  Form of the Third Amendment to General Agent Sales Agreement dated as of October 1, 2013 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (333-195491) filed on April 21, 2015.

(iv)  Form of the Fourth Amendment to General Agent Sales Agreement dated as of October 1, 2014 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (333-195491) filed on April 21, 2015.

(v)   Fifth Amendment to General Agent Sales Agreement, dated as of June 1, 2015 by and between Equitable Financial Life Insurance Company of America (“MONY America”) and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-207014) filed on December 23, 2015.

(vi)  Sixth Amendment to General Agent Sales Agreement, dated as of August 1, 2015, by and between Equitable Financial Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 19, 2019.

(vii) Seventh Amendment to General Agent Sales Agreement, dated as of April 1, 2016, by and between Equitable Financial Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 19, 2019.

(e)   Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, by and between Equitable Financial Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(f)    Broker-Dealer and General Agent Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between Equitable Financial Life Insurance Company of America, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(g)   Wholesale Level Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between Equitable Financial Life Insurance Company of America, AXA Distributors, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969) filed on April 25, 2014.

(4)   Not applicable.

(5)   Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on June 16, 1998.

(6)   (a)   Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 5 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(b)   By-Laws of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 5 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(c)   Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(d)   By-Laws of Equitable Financial Life Insurance Company of America (as Amended December 13, 2020) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(7)   Not applicable.

(8)   (a)   Form of agreement to purchase shares. Application Form for Flexible Premium Variable Universal Life Insurance Policy, filed as Exhibit 1.(10) to Pre-Effective Amendment No. 1, dated January 6, 1995, to Registration Statement on Form S-6 (Registration No. 33-82570), is incorporated herein by reference.

(b)   Amended and Restated Services Agreement between Equitable Financial Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference the Annual Report on Form 10-K (File No. 333-65423) filed on March 31, 2005.

(c)   Participation Agreement among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(i)    AMENDED AND RESTATED PARTICIPATION AGREEMENT, made and entered into as of the 23rd day of May 2012 by and among EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an “Account”), EQ ADVISORS TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(ii)   Amendment No. 1, dated as of June 4, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(iii)  Amendment No. 2, dated as of October 21, 2013 (“Amendment No. 2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(iv)  Amendment No. 3, dated as of November 1, 2013 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 11, 2014.

(v)   Amendment No. 4, dated as of April 4, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(vi)  Amendment No. 5, dated as of June 1, 2014 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(vii) Amendment No. 6, dated as of July 16, 2014 (“Amendment No. 6”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 5, 2015.

(viii) Amendment No. 7, dated as of July 16, 2014 (“Amendment No. 7”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 05, 2015.

(ix)  Amendment No. 8, dated as of December 21, 2015 (“Amendment No. 8”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Trust Registration Statement on Form N1-A (File No. 333-17217) filed on February 11, 2016.

(x)   Amendment No. 9, dated as of December 9, 2016 (“Amendment No. 9”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N1-A (File No. 333-17217) filed on January 31, 2017.

(y)   Amendment No. 10, dated as of May 1, 2017, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America and AXA Distributors, LLC incorporated by reference to Post-Effective Amendment No. 125 to the EQ Advisors Trust Registration Statement on Form N1-A filed on April 28, 2017 (File No. 333-17217).

(z)   Amendment No. 11, dated as of November 1, 2017, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America and AXA Distributors, LLC incorporated by reference to Post-Effective Amendment No. 128 to the EQ Advisor’s Trust Registration Statement on Form N1-A filed on October 27, 2017 (File No. 333-17217).

(d)   Participation Agreement — among AXA Premier VIP Trust, Equitable Financial Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement (File No. 333-134304) on August 25, 2006.

(i)    Amended and Restated Participation Agreement made and entered into as of the 23rd day of May 2012 by and among EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an “Account”), AXA PREMIER VIP TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No.333-70754) filed on October 2, 2013.

(ii)   Amendment No. 1, dated as of October 21, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA

Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(iii)  Amendment No. 2, dated as of November 1, 2013 (“Amendment No. 2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on February 11, 2014.

(iv)  Amendment No. 3, dated as of April 18, 2014 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(v)   Amendment No. 4, dated as of July 8, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(vi)  Amendment No. 5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N1-A (File No. 333-70754) filed on April 26, 2016.

(e)   Participation Agreement dated January 1, 1997 between Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.), Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, Equitable Financial Life Insurance Company of America, and Equitable Financial Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form S-6 (File No. 333-56969) filed April 26, 2012.

(f)    (i)   Amendment dated May 15, 2002 to Fund Participation Agreement dated May 15, 2002 by and between the Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.), Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, Equitable Financial Life Insurance Company of America, and Equitable Financial Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form S-6 (File No. 333-56969) filed April 26, 2012.

(g)   Participation Agreement dated July 1, 1999 between Janus Aspen Series and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(i)    Amendment effective October 1, 2002 to Participation Agreement dated July 1, 1999, between Janus Aspen Series and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(ii)   Second Amendment effective November 27, 2013 to Participation Agreement dated July 1, 1999, between Janus Aspen Series and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(h)   Participation Agreement, dated August 27, 2010 by and among Equitable Financial Life Insurance Company of America, on behalf of itself and its separate accounts, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC, incorporated herein by reference to post-effective amendment no. 10 to the registration statement on Form N-4 (File No. 333-160951) filed on December 2, 2010.

(i)    Participation Agreement dated December 1, 2001 among PIMCO Variable Insurance Trust, Equitable Financial Life Insurance Company of America and PIMCO Funds Distributions LLC, incorporated herein by reference to Post-Effective Amendment No. 21 to the registration statement on Form-S-6 (File No. 333-06071) filed on May 31, 2002.

(i)    Third Amendment dated October 20, 2009 to the Participation Agreement, (the “Agreement”) dated December 1, 2001 by and among Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the “Parties”) adding AXA Equitable Insurance Company as a Party to the Agreement incorporated herein by reference to the registration statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(9)   (a)   Form of Reinsurance Agreement among Continental Assurance Company, Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, incorporated herein by reference post-effective no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

(b)   Form of Automatic Reinsurance Agreement between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America and RGA Reinsurance Company, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form N-6 (333-56969) filed on April 28, 2005.

(c)   Form of General & Cologne Life Re Automatic Yearly Renewable Term Reinsurance Agreement Treaty #M158-100 between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form S-6 (File No. 333-56969) filed on April 28, 2005.

(d)   Automatic Bulk YRT Non-Refund Agreement Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America with Allianz Life Insurance Company of North America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form S-6 (File No. 333-56969) filed on April 28, 2005.

(e)   Reinsurance Agreement by and among Equitable Financial Life Insurance Company of America and Protective Life Insurance Company, dated October 1, 2013, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969) filed on April 25, 2014.

(10) (a)   Application Form for Flexible Premium Variable Universal Life Insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

(b)   Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

(11)                          Code of Ethics for Operation of Equitable Financial Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2001.

2.             Opinion and consent of Shane Daly, Vice President and Associate General Counsel, filed herewith.

3.             No financial statements have been omitted from the prospectus.

4.             Not applicable.

5.             Powers of Attorney, filed herewith.

6.             Consent of PricewaterhouseCoopers LLP, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on this 22nd day of April, 2020.

Equitable America Variable Account L of
Equitable Financial Life Insurance Company of America
(Registrant)

By:	Equitable Financial Life Insurance Company of America
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 22nd day of April, 2020.

Equitable Financial Life Insurance Company of America
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*	Chief Executive Officer and Director
Mark Pearson

PRINCIPAL FINANCIAL OFFICER:

*	Senior Executive Vice President and Chief Financial Officer
Anders Malmstrom

PRINCIPAL ACCOUNTING OFFICER:

*	Senior Vice President and Chief Accounting Officer
William Eckert

*DIRECTORS:

Joan Lamm-Tennant	Anders Malmstrom	Mark Pearson
Kristi Matus	William Eckert	Charles Stonehill
Ramon de Oliveira	George Stansfield	Bertram Scott
Daniel G. Kaye

*BY:	/S/ SHANE DALY
Shane Daly
Attorney-in-Fact
April 22, 2020

EXHIBIT INDEX

Exhibit No.	Description	Tag Values
2	Opinion and consent of Shane Daly	EX-99.2
6	Powers of Attorney	EX-99.6
7	Consent of PricewaterhouseCoopers LLP	EX-99.7